As Filed Electronically with the Securities and Exchange Commission on November 16, 2004

Securities Act File No. 333-

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.      ☐

Post-Effective Amendment No.      ☐

SCUDDER INTERNATIONAL FUND, INC.

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, Massachusetts 02110-4103

(Address of Principal Executive Offices) (Zip Code)

617-295-2572

(Registrant’s Area Code and Telephone Number)

John Millette

Deutsche Investment Management Americas Inc.

Two International Place

Boston, Massachusetts 02110-4103

(Name and Address of Agent for Service)

With copies to:

John W. Gerstmayr, Esq.	Cathy G. O’Kelly, Esq.
Thomas R. Hiller, Esq.	David A. Sturms, Esq.
Ropes & Gray LLP	Vedder, Price, Kaufman & Kammholz, P.C.
One International Place	222 North LaSalle Street
Boston, Massachusetts 02110-2624	Chicago, Illinois 60601

TITLE OF SECURITIES BEING REGISTERED:

Shares of the Scudder Greater Europe Growth Fund Series of the Registrant

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Questions & Answers

Scudder New Europe Fund

Scudder New Europe Fund, Inc.

Q&A

Q What is happening?

A Deutsche Asset Management (“DeAM”), the investment manager for the Scudder funds, has initiated a program to reorganize and merge selected funds within the Scudder fund family.

Q What issue am I being asked to vote on?

A You are being asked to vote on a proposal to merge Scudder New Europe Fund into Scudder Greater Europe Growth Fund. Both funds are managed by the same portfolio management team and seek to achieve substantially the same investment objective through similar types of investments.

After carefully reviewing the proposal, your fund’s Board has determined that this action is in the best interest of the fund. The Board recommends that you vote for this proposal.

Q Why has this proposal been made for my fund?

A The merger of the two funds is intended to create a more streamlined lineup of Scudder funds, which DeAM believes may help enhance performance and increase the efficiency of DeAM’s operations. The combined fund will pay a lower management fee than Scudder New Europe Fund. In addition, combining the two funds means that the costs of operating the fund are anticipated to be spread across a larger asset base, which may result in greater cost efficiencies and the potential for greater economies of scale.

Q&A continued

Finally, DeAM has agreed to cap the expenses of the combined fund at levels equal to or lower than the expenses currently paid by Scudder New Europe Fund for approximately three years following the merger. Consequently, the combined fund will have the same or lower total operating expenses than Scudder New Europe Fund.

Q Will I have to pay taxes as a result of the merger?

A The merger is expected to be a tax-free transaction for federal income tax purposes and will not take place unless special tax counsel provides an opinion to that effect. As a result of the merger, however, your fund may lose the benefit of certain tax losses that could have been used to offset or defer future gains.

If you choose to redeem or exchange your shares before or after the merger, the redemption or exchange will generate taxable gain or loss; therefore, you may wish to consult a tax advisor before doing so. Of course, you may also be subject to capital gains or losses as a result of the normal operations of your fund whether or not the transaction occurs.

Q Upon merger, will I own the same number of shares?

A The aggregate value of your shares will not change as a result of the merger. It is likely, however, that the number of shares you own will change as a result of the merger because your shares will be exchanged at the net asset value per share of Scudder Greater Europe Growth Fund, which will probably be different from the net asset value per share of Scudder New Europe Fund.

Q Will any fund pay for the proxy solicitation and legal costs associated with this solicitation?

A No. DeAM will bear these costs.

Q When would the merger take place?

A If approved, the merger would occur on or about March 14, 2005 or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of

Q&A continued

the merger, shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and number of shares owned.

Q How can I vote?

A You can vote in any one of four ways:

■	Through the Internet by going to the website listed on your proxy card;

■	By telephone, with a toll-free call to the number listed on your proxy card;

■	By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

■	In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

Q If I send my proxy in now as requested, can I change my vote later?

A You may revoke your proxy at any time before it is voted by: (1) sending a written revocation to the Secretary of the fund as explained in the proxy statement; or (2) forwarding a later-dated proxy that is received by the fund at or prior to the special meeting; or (3) attending the special meeting and voting in person. Even if you plan to attend the special meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present for the special meeting to be held.

Q Will I be able to continue to track my fund’s performance in the newspaper, on the Internet or through the voice response system (ScudderACCESS)?

A Yes. You will be able to continue to track your fund’s performance through all these means.

Q Whom should I call for additional information about this proxy statement?

A Please call Georgeson Shareholder, your fund’s proxy solicitor, at 1-888-288-5518.

SCUDDER NEW EUROPE FUND

A Message from the Fund’s Chief Executive Officer

December     , 2004

Dear Shareholder:

I am writing to you to ask for your vote on an important matter that affects your investment in Scudder New Europe Fund (“New Europe Fund”). While you are, of course, welcome to join us at New Europe Fund’s special meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.

We are asking for your vote on the following matter:

Proposal:	Approval of a proposed merger of New Europe Fund into Scudder Greater Europe Growth Fund (“Greater Europe Growth Fund”). In this merger, your shares of New Europe Fund would, in effect, be exchanged, on a tax-free basis, for shares of Greater Europe Growth Fund with an equal aggregate net asset value.

The proposed merger is part of a program initiated by Deutsche Asset Management (“DeAM”), the investment manager for the Scudder funds. This program is intended to provide a more streamlined selection of investment options that is consistent with the changing needs of investors. If approved by fund shareholders, this program will enable DeAM to:

•	Eliminate redundancies within the Scudder fund family by reorganizing and combining certain funds; and

•	Focus its investment resources on a core set of mutual funds that best meets investor needs.

In determining to recommend approval of the merger, the Directors of Scudder New Europe Fund, Inc. considered the following factors, among others:

•	DeAM’s overall program to reorganize and combine selected funds within the Scudder fund family gives the portfolio management team the opportunity to focus its efforts on managing the combined Fund and offers a uniform distribution platform for the combined Fund;

•	New Europe Fund shareholders will have the opportunity to continue to invest in a substantially larger Fund with similar investment policies;

•	Shareholders will have the potential for economies of scale;

•	DeAM’s agreement to pay all costs associated with the merger; and

•	The merger would be a tax-free reorganization for the shareholders.

The investment objective and policies of Greater Europe Growth Fund are substantially similar to those of New Europe Fund. If the merger is approved, the Board expects that the proposed changes will take effect during the first calendar quarter of 2005.

Included in this booklet is information about the upcoming shareholders’ meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the issue for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on Greater Europe Growth Fund, the specific proposal being considered at the shareholders’ meeting, and why the proposal is being made.

Although we would like very much to have each shareholder attend the special meeting, we realize this may not be possible. Whether or not you plan to be present, however, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have questions about the proposal, please call Georgeson Shareholder, New Europe Fund’s proxy solicitor, at 1-888-288-5518, or contact your financial advisor. Thank you for your continued support of Scudder Investments.

Sincerely yours,

Julian F. Sluyters

Chief Executive Officer

Scudder New Europe Fund, Inc.

SCUDDER NEW EUROPE FUND

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for your Fund’s shareholder special meeting. It tells you what matter will be voted on and the time and place of the special meeting, in the event you choose to attend in person.

To the Shareholders of Scudder New Europe Fund:

A Special Meeting of Shareholders of Scudder New Europe Fund (“New Europe Fund”) will be held February 24, 2005 at [        ] [a.m./p.m.] Eastern time, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the following:

Proposal:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of New Europe Fund to Scudder Greater Europe Growth Fund (“Greater Europe Growth Fund”), in exchange for shares of Greater Europe Growth Fund and the assumption by Greater Europe Growth Fund of all liabilities of New Europe Fund, and the distribution of such shares, on a tax-free basis, to the shareholders of New Europe Fund in complete liquidation of New Europe Fund.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of New Europe Fund at the close of business on December 2, 2004 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve the merger is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable. Any adjournment requires the affirmative vote of a majority of the shareholders entitled to vote at the Meeting that are present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote AGAINST any such adjournment those proxies to be voted against the proposal.

By order of the Board of Directors

John Millette

Secretary

December     , 2004

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp., John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION

FOR SHAREHOLDERS OF

SCUDDER NEW EUROPE FUND

This document contains a prospectus/proxy statement and a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your fund. If you complete and sign the proxy (or tell us how you want to vote by voting by telephone or through the Internet), we’ll vote exactly as you tell us. If you simply sign the proxy, we’ll vote it in accordance with the Directors’ recommendation on page [    ].

We urge you to review the prospectus/proxy statement carefully and either fill out your proxy card and return it to us by mail, vote by telephone or record your voting instructions via the Internet. You may receive more than one proxy card since several shareholder special meetings are being held as part of the broader restructuring program of the Scudder fund family. If so, please vote each one. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy to us. If you have any questions, please call Georgeson Shareholder, New Europe Fund’s proxy solicitor, at the special toll-free number we have set up for you (1-888-288-5518) or contact your financial advisor.

PROSPECTUS/PROXY STATEMENT

[                        ], 2004

Acquisition of the assets of:	By and in exchange for shares of:

Scudder New Europe Fund, Inc.	Scudder Greater Europe Growth Fund a series of Scudder International Fund, Inc.

222 South Riverside Plaza Chicago, IL 60606 (617) 295-2572	Two International Place Boston, MA 02110 (617) 295-3986

This Prospectus/Proxy Statement is being furnished in connection with the proposed merger of Scudder New Europe Fund, Inc. (“New Europe Fund”) into Scudder Greater Europe Growth Fund (“Greater Europe Growth Fund”). Greater Europe Growth Fund and New Europe Fund are referred to herein collectively as the “Funds,” and each is referred to herein individually as a “Fund.” As a result of the proposed merger, each shareholder of New Europe Fund will receive a number of full and fractional shares of the corresponding class of Greater Europe Growth Fund equal in value as of the date of the merger to the total value of such shareholder’s New Europe Fund shares.

This Prospectus/Proxy Statement is being mailed on or about December     , 2004. It explains concisely what you should know before voting on the matter described in this Prospectus/Proxy Statement or investing in Greater Europe Growth Fund, a non-diversified series of an open-end management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the joint prospectus of Greater Europe Growth Fund (Classes A, B and C) and New Europe Fund (Classes A, B and C), dated March 1, 2004, as supplemented from time to time, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(ii)	the prospectus of Greater Europe Growth Fund, dated December 1, 2004, as supplemented from time to time, relating to Institutional Class shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(iii)	the prospectus of New Europe Fund, dated March 1, 2004, as supplemented from time to time, relating to Institutional Class shares;

(iv)	the statement of additional information of New Europe Fund, dated March 1, 2004, as supplemented from time to time, relating to Class A, Class B, Class C and Institutional Class shares;

(v)	the statement of additional information relating to the proposed merger, dated [ ], 2004 (the “Merger SAI”); and

(vi)	the financial statements and related report of independent registered public accounting firm included in New Europe Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2003 and the financial statements included in New Europe Fund’s Semiannual Report to Shareholders for the six-month period ended April 30, 2004.

The updated financial highlights for the Greater Europe Growth Fund contained in the Semiannual Report to Shareholders for the six-month period ended April 30, 2004 are attached to this Prospectus/Proxy Statement. See Exhibit B.

Shareholders may receive free copies of the Funds’ annual reports, semiannual reports, prospectuses, statements of additional information or the Merger SAI, request other information about a Fund, or make shareholder inquiries, by contacting their financial advisor or by calling the corresponding Fund at 1-800-621-1048 for Class A, Class B and Class C shares and 1-800-730-1313 for Institutional Class shares.

Like shares of New Europe Fund, shares of Greater Europe Growth Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

This document is designed to give you the information you need to vote on the proposal. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Georgeson Shareholder, New Europe Fund’s proxy solicitor, at 1-888-288-5518, or contact your financial advisor.

Greater Europe Growth Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. You may review and copy information about the Funds, including the prospectuses and the statements of additional information, at the SEC’s public reference room at 450 Fifth Street, NW, Washington, D.C. You may call the SEC at 1-202-942-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

I. Synopsis

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger.

1.	What is being proposed?

The Board of Directors of New Europe Fund is recommending that the shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV and a form of which is attached hereto as Exhibit A), which we refer to as a merger of New Europe Fund with and into Greater Europe Growth Fund. If approved by shareholders, all of the assets of New Europe Fund will be transferred to Greater Europe Growth Fund solely in exchange for (a) the issuance and delivery to New Europe Fund of Class A, Class B, Class C and Institutional Class shares of Greater Europe Growth Fund (“Merger Shares”) with a value equal to the value of New Europe Fund’s assets net of liabilities, and (b) the assumption by Greater Europe Growth Fund of all liabilities of New Europe Fund. Immediately following the transfer, the appropriate class of Merger Shares received by New Europe Fund will be distributed pro rata, on a tax-free basis, to each of its shareholders of record.

DeAM proposed this combination as part of its overall product rationalization program to reorganize and combine selected funds within the Scudder fund family. The Scudder fund family is made up of a group of funds that were managed by different investment advisors over the years and that have come together as a result of various corporate transactions that have taken place over time. As a result of these corporate transactions, there are a number of redundant funds within the Scudder fund family. In addition, the funds in the Scudder fund family do not currently have the same share class structure. DeAM’s overall program is designed to reorganize and combine funds in order to, among other reasons, eliminate redundant funds. DeAM’s program also is designed to expand product offerings across more share classes and to adjust or eliminate share classes in order to implement the same share class structure across the Scudder fund family. DeAM believes this program may help enhance investment performance and increase the efficiency of its operations.

2.	What will happen to my shares of New Europe Fund as a result of the merger?

Your shares of New Europe Fund will, in effect, be exchanged on a tax-free basis for shares of the same class of Greater Europe Growth Fund with an equal aggregate net asset value on the date of the merger.

3.	Why has the Board of Directors of New Europe Fund recommended that I approve the merger?

The Directors considered the following factors in determining to recommend that shareholders of New Europe Fund approve the merger:

•	DeAM’s overall program to reorganize and combine selected funds in the Scudder fund family as described above.

•	The merger offers New Europe Fund shareholders the opportunity to continue to invest in a substantially larger fund with similar investment policies.

•	Deutsche Investment Management Americas Inc. (“DeIM”), New Europe Fund’s investment advisor, has advised the Directors that New Europe Fund and Greater Europe Growth Fund have substantially similar investment objectives, policies and strategies. In addition, DeIM has advised the Directors that both Funds have the same portfolio management team.

•	The merger is intended to create a more streamlined line-up of Scudder funds, which DeAM believes may help enhance investment performance and increase the efficiency of DeAM’s operations. The merger may also result in greater cost efficiencies and the potential for economies of scale for the combined Fund and its shareholders.

•	DeAM’s agreement to pay all costs associated with the merger.

•	The merger is structured as a tax-free reorganization for federal income tax purposes. Shareholders are not expected to recognize any gain or loss for federal income tax purposes directly as a result of the merger.

The Board of Directors of New Europe Fund has concluded that: (1) the merger is in the best interests of New Europe Fund, and (2) the interests of the existing shareholders of New Europe Fund will not be diluted as a result of the merger. Accordingly, the Board of Directors of New Europe Fund recommends approval of the Agreement and Plan of Reorganization (as defined below) and the merger as contemplated thereby.

4.	How do the investment goals, policies and restrictions of the two Funds compare?

While not identical, the investment objectives, policies and restrictions of the Funds are substantially similar. New Europe Fund seeks long-term capital appreciation. Greater Europe Growth Fund seeks long-term growth of capital. Under normal circumstances, both Greater Europe Growth Fund and New Europe Fund invest at least 80% of total assets (or, in the case of New Europe Fund, 80% of net assets, plus the amount of any borrowings for investment purposes) in European common stocks and other equities (equities that are traded mainly on European markets, issued by companies organized and based in Europe or doing more than half of their business there). Both Greater Europe Growth Fund and New Europe Fund may invest up to 20% of total (or, in the case of New Europe Fund, net) assets in European debt securities of any credit quality, including junk bonds (grade BB and below). New Europe Fund is a non-diversified open-end management investment company and Greater Europe Growth Fund is a non-diversified series of an open-end management investment company. Non-diversified funds may invest in the securities of relatively few issuers, which means that the performance of one or a small number of holdings can affect overall performance more than if such funds invested in a larger number of issuers. Please also see Part II—Investment Strategies and Risk Factors—below for a more detailed comparison of the Funds’ investment policies and restrictions.

The following table sets forth a summary of the composition of the investment portfolio of each Fund as of April 30, 2004, and of Greater Europe Growth Fund on a pro forma combined basis, giving effect to the proposed merger:

Portfolio Composition (as a % of Fund)

(excludes cash equivalents)

Country	New Europe Fund	Greater Europe Growth Fund	Greater Europe Growth Fund— Pro Forma Combined(1)
United Kingdom	32%	33%	33%
Switzerland	16%	16%	16%
France	14%	15%	15%
Germany	14%	14%	14%
Netherlands	6%	6%	6%
Spain	5%	5%	5%
Italy	5%	4%	4%
Sweden	2%	2%	2%
Finland	2%	2%	2%
Other	4%	3%	3%

	100%	100%	100%

(1)	Reflects the blended characteristics of New Europe Fund and Greater Europe Growth Fund as of April 30, 2004. The portfolio composition and characteristics of the combined fund will change consistent with its stated investment objective and policies.

5.	How do the management fees and expense ratios of the two Funds compare, and what are they estimated to be following the merger?

The following tables summarize the fees and expenses you may pay when investing in the Funds, the expenses that each of the Funds incurred for the 12-month period ended April 30, 2004, and the pro forma estimated expense ratios of Greater Europe Growth Fund assuming consummation of the merger as of that date.

Shareholder Fees

(fees that are paid directly from your investment)

	Class A		Class B	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)
New Europe Fund	5.75%		None	None	None
Greater Europe Growth Fund	5.75%		None	None	None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of redemption proceeds)
New Europe Fund	None	(1)	4.00%	1.00%	None
Greater Europe Growth Fund	None	(1)	4.00%	1.00%	None
Redemption Fee(2) (as a percentage of total redemption proceeds)
New Europe Fund	None		None	None	None
Greater Europe Growth Fund	None		None	None	None

(1)	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months following purchase and 0.50% if redeemed within the next six months following purchase. Please see the applicable Fund’s prospectus for more details.
(2)	Effective February 1, 2005, each Fund will impose a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange).

The table below compares the annual management fee schedules of the Funds, expressed as a percentage of net assets. The management fee schedule of Greater Europe Growth Fund reflects reductions that will be effective upon the consummation of the merger. As of April 30, 2004, Greater Europe Growth Fund and New Europe Fund had net assets of $360,781,155 and $127,558,404, respectively.

Greater Europe Growth Fund		New Europe Fund
Average Daily Net Assets	Management Fee	Average Daily Net Assets	Management Fee
$0 - $250 million	0.75%	$0 - $250 million	0.75%
$250 million -$750 million	0.72%	$250 million - $1 billion	0.72%
$750 million - $1.5 billion	0.70%	$1 billion - $2.5 billion	0.70%
$1.5 billion - $2.5 billion	0.68%	$2.5 billion - $5 billion	0.68%
$5 billion - $7.5 billion	0.65%	$5 billion - $7.5 billion	0.65%
$7.5 billion - $10 billion	0.64%	$7.5 billion - $10 billion	0.64%
$10 billion - $12.5 billion	0.63%	$10 billion - $12.5 billion	0.63%
Over $12.5 billion	0.62%	Over $12.5 billion	0.62%

As shown below, the merger is expected to result in a lower management fee ratio and in the same or a lower total expense ratio for shareholders of New Europe Fund. However, there can be no assurance that the merger will result in expense savings.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Management Fee	Distribution/ Service (12b-1) Fees	Other Expenses(1)		Total Annual Fund Operating Expenses		Less Expense Waiver/ Reimbursements	Net Annual Fund Operating Expenses (after Waiver)
New Europe Fund
Class A	0.75%	0.24%	0.61%		1.60	%(2)	—	1.60%
Class B	0.75%	0.98%	0.85%		2.58	%(2)	0.08%	2.50%
Class C	0.75%	0.98%	0.72%		2.45	%(2)	—	2.45%
Institutional Class	0.75%	0.00%	0.63%		1.38	%(2)	0.26%	1.12%

Greater Europe Growth Fund
Class A	1.00%	0.16%	0.34%		1.50	%(3)	—	1.50%
Class B	1.00%	0.97%	0.65%		2.62	%(3)	0.16%	2.46%
Class C	1.00%	0.99%	0.52%		2.51	%(3)	0.04%	2.47%
Institutional Class	1.00%	0.00%	0.44	%(4)	1.44%		—	1.44%

Greater Europe Growth Fund (pro forma combined)(5)
Class A	0.73%	0.24%	0.41	%(6)	1.38%		—	1.38%
Class B	0.73%	0.98%	0.66	%(6)	2.37%		—	2.37%
Class C	0.73%	0.98%	0.53	%(6)	2.24%		—	2.24%
Institutional Class	0.73%	0.00%	0.44	%(6)	1.17%		0.06%	1.11%

(1)	Restated and estimated to reflect the termination of the fixed rate administrative fee effective March 31, 2004 for Greater Europe Growth Fund.
(2)	Through September 30, 2005, the investment advisor of New Europe Fund has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 1.50% for Class A, Class B and Class C shares and at 1.10% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees and organizational and offering expenses.
(3)

Through September 30, 2005, the investment advisor for Greater Europe Growth Fund has contractually agreed to waive all or a portion of its management fee and/ or to reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 1.465%, 1.480% and 1.470% for Class A, Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees and organizational and offering expenses.

(4)	The Institutional share class of Greater Europe Growth Fund was not operational during the prior fiscal year because it is being created in connection with the proposed merger. Therefore, the other expenses listed in the table for that Fund are based on estimates for the coming fiscal year.
(5)	Through March 1, 2009, the investment advisor of Greater Europe Growth Fund has contractually agreed to waive all or a portion of its management fee and/or to reimburse or pay operating expenses of the combined fund to the extent necessary to maintain the combined fund’s total operating expenses at 1.17%, 1.45%, 1.29% and 1.10% for Class A, Class B, Class C and Institutional Class shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, shareholder servicing fees, director and director counsel fees, and organizational and offering expenses.
(6)	Other expenses are estimated, accounting for the effect of the merger.

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that DeAM expects the combined Fund to incur in the first year following the merger.

Examples:

The following examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same. This is only an example; actual expenses will be different.

	1 Year	3 Years	5 Years	10 Years
New Europe Fund
Class A	$728	$1051	$1396	$2366
Class B(1)(3)	$653	$1095	$1563	$2449
Class B(2)(3)	$348	$764	$1306	$2786
Class C(1)	$248	$764	$1306	$2786
Class C(2)	$248	$764	$1306	$2786
Institutional Class(3)	$114	$411	$730	$1635

Greater Europe Growth Fund
Class A	$719	$1022	$1346	$2263
Class B(1)(3)	$649	$1099	$1576	$2417
Class B(2)(3)	$249	$799	$1376	$2417
Class C(1)(3)	$350	$778	$1332	$2843
Class C(2)(3)	$250	$778	$1332	$2843
Institutional Class	$147	$456	$787	$1724

	1 Year	3 Years	5 Years	10 Years
Greater Europe Growth Fund (pro forma combined)
Class A	$707	$987	$1287	$2137
Class B(1)	$640	$1039	$1465	$2232
Class B(2)	$240	$739	$1265	$2232
Class C(1)	$327	$700	$1200	$2575
Class C(2)	$227	$700	$1200	$2575
Institutional Class(4)	$113	$353	$625	$1407

(1)	Assuming you sold your shares at the end of each period.
(2)	Assuming you kept your shares.
(3)	Includes one year of capped expenses in each period.
(4)	Includes one year of capped expenses in the “1 year” period and three years of capped expenses in the “3 years,” “5 years,” and “10 years” periods.

6.	What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by New Europe Fund or its shareholders as a direct result of the merger. For a discussion of taxes that you may incur indirectly as a result of the merger (e.g., due to differences in the Funds’ portfolio turnover rates and net investment income), please see “Information about the Proposed Merger—Federal Income Tax Consequences,” below.

7.	Will my dividends be affected by the merger?

The merger will not result in a change in dividend policy.

8.	Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

No. The procedures for purchasing and redeeming shares of each Fund, and for exchanging shares of each Fund for shares of other Scudder funds, are identical.

9.	How will I be notified of the outcome of the merger?

If the proposed merger is approved by shareholders, you will receive confirmation after the merger is completed, indicating your new account number and the number of Merger Shares you are receiving. Otherwise, you will be notified in the next shareholder report of New Europe Fund.

10.	Will the number of shares I own change?

Yes, the number of shares you own will most likely change. However, the total value of the shares of Greater Europe Growth Fund you receive will equal the total value of the shares of New Europe Fund that you hold at the time of the merger. Even though the net asset value per share of each Fund is likely to be different, the total value of each shareholder’s holdings will not change as a result of the merger.

11.	What percentage of shareholders’ votes is required to approve the merger?

Approval of the merger will require the affirmative vote of a majority of the votes entitled to be cast on the matter at the special meeting.

The Board of Directors of New Europe Fund believes that the proposed merger is in the best interest of New Europe Fund. Accordingly, the Board of Directors recommends that shareholders vote FOR approval of the proposed merger.

II. Investment Strategies and Risk Factors

What are the main investment strategies and related risks of Greater Europe Growth Fund and how do they compare with those of New Europe Fund?

Investment Objectives and Strategies.    As noted above, the Funds have similar investment objectives and are managed by the same portfolio management team. Greater Europe Growth Fund seeks long-term growth of capital. New Europe Fund seeks long-term capital appreciation. Under normal circumstances, both Greater Europe Growth Fund and New Europe Fund invest at least 80% of total assets (or, for New Europe Fund, net assets, plus the amount of any borrowings for investment purposes) in European common stocks and other equities (equities that are traded mainly on European markets, issued by companies organized and based in Europe or doing more than half of their business there). Greater Europe Growth Fund tends to focus on common stocks of multinational companies in industrialized western and southern European countries, such as France, Italy, Germany, the Netherlands and the United Kingdom. New Europe Fund generally focuses on common stocks of companies in the more established markets of western and southern Europe, such as Finland, Germany, France, Italy, Spain and Portugal.

The portfolio managers of both funds use a combination of three analytical disciplines: bottom-up research, growth orientation and analysis of regional themes. The portfolio managers of Greater Europe Growth Fund look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors. Additionally, they look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects. Also, they look for significant social, economic, industrial and demographic changes, seeking to identify stocks that may benefit from them. The portfolio managers of New Europe Fund look for individual companies with new or dominant products or technologies, among other factors. Additionally, they look for stocks that seem to offer the potential for sustainable above-average growth of revenues or earnings relative to each stock’s own market and whose market prices appear reasonable in light of their potential growth. Also, they consider the outlook for economic, political, industrial and demographic trends and how they may affect various countries, sectors and industries.

For both Funds, the portfolio managers will normally sell a stock when they believe its price is unlikely to go much higher, its fundamentals have deteriorated or other investments offer better opportunities, or in the course of adjusting its exposure to a given country.

In addition, both Funds may (but are not required to) use various types of derivative instruments (contracts whose value is based on, for example, indices, currencies or securities) in circumstances when the managers believe that they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. Furthermore, both Funds may invest up to 20% of their total (or, in the case of New Europe Fund, net) assets in European debt securities, including junk bonds (grade BB and below), which pay higher yields and have higher volatility and risk of default on payments as compared to investment-grade bonds. New Europe Fund may lend its investment securities up to 25% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions. Greater Europe Growth Fund may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

New Europe Fund is a non-diversified open-end management investment company and Greater Europe Growth Fund is a non-diversified series of an open-end management investment company. Non-diversified funds are subject to non-diversification risk, as discussed below.

DeAM believes that Greater Europe Growth Fund should provide a comparable investment opportunity for shareholders of New Europe Fund. It is anticipated that there will be a pre-merger liquidation by New Europe Fund of all investments that are not consistent with the current investment objectives, policies and restrictions of Greater Europe Growth Fund.

For a more detailed description of the investment techniques used by Greater Europe Growth Fund and New Europe Fund, please see the applicable Fund’s prospectus and statement of additional information.

Primary Risks.    As with any mutual fund, you may lose money by investing in Greater Europe Growth Fund. Certain risks associated with an investment in Greater Europe Growth Fund are summarized below. Subject to limited exceptions, the risks of an investment in Greater Europe Growth Fund are substantially similar to the risks of an investment in New Europe Fund. More detailed descriptions of the risks associated with an investment in Greater Europe Growth Fund can be found in the current prospectus and statement of additional information for Greater Europe Growth Fund.

The value of your investment in Greater Europe Growth Fund will change with changes in the values of the investments held by Greater Europe Growth Fund. A wide array of factors can affect those values. In this summary, we describe the principal risks that may affect Greater Europe Growth Fund’s investments as a whole. Greater Europe Growth Fund could be subject to additional principal risks because the types of investments it makes can change over time.

There are several risk factors that could hurt the performance of Greater Europe Growth Fund, cause you to lose money or cause the performance of Greater Europe Growth Fund to trail that of other investments.

Stock Market Risk.    As with most stock funds, an important factor with Greater Europe Growth Fund is how stock markets perform—in this case, the European markets. When European stock prices fall, you should expect the value of your investment to fall as well. For example, European companies could be hurt by such factors as regional economic downturns or difficulties with the European Economic and Monetary Union (EMU). Eastern European companies can be very sensitive to political and economic developments. To the extent that Greater Europe Growth Fund invests in smaller-sized companies, it will be more susceptible to these risks as smaller-sized companies have limited business lines and financial resources, making them especially vulnerable to business risks and economic downturns. An investment in New Europe Fund also is subject to this risk.

Foreign Investment Risk.    Foreign markets often exhibit more volatility than those in the US. Investing in foreign securities involves greater risk than investing in US securities for various reasons, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

•	Information Risk. Financial reporting standards for companies based in foreign markets are often less stringent than those applicable to US companies and may present an incomplete or misleading picture of a foreign company.

•	Liquidity Risk. Securities that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active securities. This liquidity risk is a factor of the trading volume of a particular security, as well as the size and liquidity of the entire local market. On the whole, foreign markets are smaller and less liquid than the US market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches the managers’ estimate of its value.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. Greater Europe Growth Fund invests in foreign securities denominated in foreign currencies. To the extent that the Fund is exposed to non-dollar currencies, if these currencies decline in value relative to the dollar, it may reduce gains or increase losses.

An investment in New Europe Fund also is subject to all of these risks.

Emerging Markets Risk.    To the extent that Greater Europe Growth Fund does invest in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. An investment in New Europe Fund also is subject to this risk.

Regional Focus Risk.    Focusing on a single country or region involves increased currency, political, regulatory and other risks. To the extent Greater Europe Growth Fund concentrates its investments in a particular country or region, market swings in such a targeted country or region will be likely to have a greater effect on Fund performance than they would in a more geographically diversified equity fund. An investment in New Europe Fund also is subject to this risk.

Pricing Risk.    At times, market conditions might make it hard to value some investments. For example, if Greater Europe Growth Fund has valued its securities too highly, you may end up paying too much for Fund shares when you buy into the Fund. If the Fund underestimates their price, you may not receive the full market value for your Fund shares when you sell. An investment in New Europe Fund also is subject to this risk.

Non-Diversification Risk.    Greater Europe Growth Fund is classified as “non-diversified.” This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of Fund holdings can affect overall performance more than if the Fund invested in a larger number of issuers. An investment in New Europe Fund also is subject to this risk.

Securities Lending Risk.    Any loss in the market price of securities loaned by Greater Europe Growth Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. An investment in New Europe Fund also is subject to this risk.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

•	a bond could fall in credit quality or go into default; this risk is greater with junk bonds and foreign bonds; and

•	derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements.

Performance Information.    The following information provides some indication of the risks of investing in the Funds. The bar charts show year-to-year changes in the performance of each Fund’s Class A shares. The bar charts do not reflect sales loads; if they did, total returns would be lower than those shown. The table following the charts shows how each Fund’s performance compares to that of a broad-based market index (which, unlike a Fund, does not have any fees or expenses). Because the inception date for Classes A, B and C of Greater Europe Growth Fund was March 19, 2001, the performance figures for each such class of Greater Europe Growth Fund before that date are based on the historical performance of the Fund’s original share class (Class S), adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of Class A, Class B or Class C. Institutional Class shares of Greater Europe Growth Fund have not yet begun operations as of the date of this Prospectus/Proxy Statement. Class A shares are invested in the same portfolio as

Institutional Class shares, and their annual total returns would differ from Institutional Class shares only to the extent that Class A shares have higher gross total annual operating expenses. Because the inception date for Classes A, B and C of New Europe Fund was September 3, 1999, the performance figures for each such class of New Europe Fund before that date are based on the historical performance of New Europe Fund’s original share class (Class M), adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of Class A, Class B or Class C. The performance of the Funds and the index varies over time. Of course, a Fund’s past performance is not an indication of future performance.

Calendar Year Total Returns (%)

Greater Europe Growth Fund

Annual Total Returns (%) as of 12/31 each year	Class A

For the periods included in the bar chart:

Best Quarter: 30.83%, Q4, 1999                     Worst Quarter: -25.08%, Q3, 2002

New Europe Fund

Annual Total Returns (%) as of 12/31 each year	Class A

For the periods included in the bar chart:

Best Quarter: 37.57%, Q4, 1999                    Worst Quarter: -25.25%, Q3, 2002

Class A year-to-date performance through September 30, 2004 was 1.34% for New Europe Fund and 1.38% for Greater Europe Growth Fund.

Average Annual Total Returns (for periods ending 12/31/03)

	Past 1 year	Past 5 years	Past 10 years/ Since Inception(1)
Greater Europe Growth Fund
Class A (return before taxes)	24.63%	-2.46%	8.76%
Class A (return after taxes on distributions)	24.89%	-2.53%	8.10%
Class A (return after taxes on distributions and sale of Fund shares)	14.68%	-2.17%	7.35%
Class B (return before taxes)	28.24%	-2.26%	8.60%
Class C (return before taxes)	31.17%	-2.06%	8.62%
Index* (reflects no deductions for fees, expenses or taxes)	38.54%	-0.78%	8.87%

New Europe Fund
Class A (return before taxes)	25.59%	0.60%	9.91%
Class A (return after taxes on distributions)	25.75%	-8.26%	4.33%
Class A (return after taxes on distributions and sale of Fund shares)	15.29%	-6.90%	4.13%
Class B (return before taxes)	28.92%	0.73%	9.63%
Class C (return before taxes)	31.90%	0.83%	9.57%
Institutional Class (return before taxes)	33.38%	N/A	15.38	%(2)
Index** (reflects no deductions for fees, expenses or taxes)	38.54%	-0.78%	8.71%

Index*:    The unmanaged Morgan Stanley Capital International (MSCI) Europe Index consists of a capitalization-weighted measure of 15 stock markets in Europe.

Index**:    The unmanaged Morgan Stanley Capital International Europe Equity Index is generally representative of the equity securities of the European markets.

(1)	Class S shares of Greater Europe Growth Fund commenced operations October 10, 1994. The index comparison for Greater Europe Growth Fund begins October 31, 1994.
(2)	Average annual total return since inception. New Europe Fund’s Institutional Class shares commenced operations on August 19, 2002.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial representative or 1-800-621-1048 or visit the Scudder website at www.scudder.com for Class A, Class B or Class C shares, or call 1-800-730-1313 for Institutional Class shares.

The table shows returns on a before-tax and after tax-basis. After-tax returns are estimates based on the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and are likely to differ from those shown. After-tax returns are shown for Class A shares of each Fund only and will vary for Class B, Class C and Institutional Class shares. After-tax returns are not relevant to those investing through 401(k) plans, IRAs or other tax-deferred arrangements.

III. Other Comparisons Between the Funds

Advisor and Portfolio Managers.    DeIM is the investment advisor for each Fund. Under the supervision of the Board of Directors, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or a subadvisor, makes each Fund’s investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM or a subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management Investment Services Ltd. (“DeAMIS”), an affiliate of DeIM, with offices at One Appold Street, London, England, is the subadvisor for each Fund and is responsible for managing each Fund’s assets. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. DeIM compensates DeAMIS out of the management fee it receives from each Fund.

DeIM and DeAMIS are each a part of DeAM and are indirect wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Piers Hillier, Managing Director of DeAM, is a Portfolio Manager of each Fund. Mr. Hillier joined the Funds in 2004, and has 11 years of experience as a European equities portfolio manager.

Paras Anand, Vice President of DeAM, is a Portfolio Manager of each Fund. Mr. Anand joined the Funds in 2004, and has 8 years of investment industry experience.

Distribution and Service Fees.    Pursuant to separate Underwriting and Distribution Services Agreements, Scudder Distributors, Inc. (“SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of DeIM, is the principal underwriter, distributor and administrator for the Class A, Class B, Class C and Institutional Class shares of both Greater Europe Growth Fund and New Europe Fund, and acts as agent of each Fund in the continuous offering of such shares.

Greater Europe Growth Fund has adopted a plan on behalf of the Class A, Class B and Class C shares in accordance with Rule 12b-1 under the 1940 Act that is substantially identical to the plan adopted by New Europe Fund. This plan allows the Fund to pay distribution fees for the sale and distribution of its Class B and Class C shares and service fees with respect to Class A, Class B and Class C shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of investments. Rule 12b-1 plans have not been adopted for Institutional Class shares of either Fund.

Pursuant to the Shareholder Services Agreement with Greater Europe Growth Fund, which is substantially identical to the Shareholder Services Agreement with New Europe

Fund, SDI receives a service fee of up to 0.25% per year with respect to the Class A, Class B and Class C shares of Greater Europe Growth Fund. SDI uses the fee to compensate financial services firms for providing personal services and maintaining accounts for their customers that hold these classes of shares of Greater Europe Growth Fund, and may retain any portion of the fee not paid to such firms to compensate itself for administrative functions performed for Greater Europe Growth Fund. All amounts are payable monthly and are based on the average daily net assets of the Fund attributable to the relevant class of shares. Neither Fund’s Institutional Class shares have a service fee.

For its services under the Distribution Agreement, which is substantially similar to the Underwriting Agreement with New Europe Fund, SDI receives a fee from Greater Europe Growth Fund under its Rule 12b-1 plan, payable monthly, at the annual rate of 0.75% of the average daily net assets of each Fund attributable to its Class B and Class C shares. This fee is accrued daily as an expense of Class B and Class C shares. SDI also receives any contingent deferred sales charges paid with respect to Class B or Class C shares. Neither Fund’s Institutional Class shares have a distribution fee.

Directors and Officers.    The Directors of Scudder International Fund, Inc. (of which Greater Europe Growth Fund is a series) are different from those of New Europe Fund. As more fully described in the statement of additional information for Greater Europe Growth Fund, which is available upon request, the following individuals comprise the Board of Directors of Scudder International Fund, Inc.: Dawn-Marie Driscoll (Chair), Henry P. Becton, Jr., Keith R. Fox, Louis E. Levy, Jean Gleason Stromberg, Jean C. Tempel, and Carl W. Vogt. In addition the officers of Scudder International Fund, Inc. are different than those of New Europe Fund. Please see the Merger SAI for further details.

Independent Registered Public Accounting Firms (“Auditors”).    PricewaterhouseCoopers LLP serves as Auditor for Greater Europe Growth Fund, and Ernst & Young LLP serves as Auditor for New Europe Fund.

Charter Documents.    New Europe Fund is organized as a Maryland corporation entitled Scudder New Europe Fund, Inc., and is governed by Maryland law. Greater Europe Growth Fund is a series of Scudder International Fund, Inc., a Maryland corporation governed by Maryland law. New Europe Fund is governed by Articles of Amendment and Restatement dated July 12, 2002, as amended from time to time. Greater Europe Growth Fund is governed by Articles of Amendment and Restatement dated January 24, 1991, as amended from time to time. Each charter document is referred to herein as Articles of Incorporation. These charter documents are similar but not identical to one another, and therefore shareholders of the Funds may have different rights. Additional information about each Fund’s Articles of Incorporation is provided below.

Shareholders of New Europe Fund and Greater Europe Growth Fund have a number of rights in common. Shares of each Fund entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by the applicable Fund or class of shares on matters affecting that particular Fund or class when so required by Maryland General Corporation Law or the Investment Company Act of 1940 (“1940 Act”), except that (i) in the case of New Europe Fund, when the Board of Directors determines that a matter does not affect a certain class of shares, that class shall not be entitled to vote on the matter and (ii) in the case of Greater Europe Growth Fund, if a matter does not affect a certain class of shares, that class shall not be entitled to vote on the matter. For example, a change in a fundamental investment policy for Greater Europe Growth Fund would be voted upon only by shareholders of the Fund, and adoption of a distribution plan of either Fund relating to a particular class of either Fund and requiring shareholder approval would be voted upon only by shareholders of that class. Annual meetings of the shareholders of either Fund must be called when required by the 1940 Act to elect Directors. Meetings of the shareholders of either Fund also may be called by the Board of Directors, the Chairman or the President, and must be called upon written request of a majority of the Directors. The President, Chairman or Board of Directors (or, in the case of New Europe Fund, the President or Secretary) also is required to call a meeting of shareholders at the written request of the holders of at least 50% of the outstanding shares entitled to vote at such meeting.

Neither Fund’s shares have preemptive rights. Shares of each Fund are entitled to dividends as declared by Directors, and if a Fund were liquidated, each class of shares of that Fund is entitled to receive the net assets of the Fund attributable to said class. Greater Europe Growth Fund has the right to redeem, at the then current net asset value, the shares of any shareholder, to the extent it has funds or other property legally available therefore and subject to such reasonable conditions as the Directors of Scudder International Fund, Inc. may determine. New Europe Fund has the right to redeem, at the then current net asset value, the shares of any shareholder whose account does not exceed a minimum balance designated from time to time by the Directors of Scudder New Europe Fund, Inc.

Pursuant to Maryland law, shareholders are generally not personally liable for the debts of their respective Fund (or, in the case of Greater Europe Growth Fund, any other series of Scudder International Fund, Inc.).

All consideration received by Greater Europe Growth Fund for the issue or sale of shares of the Fund, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds, including proceeds from the sale, exchange or liquidation of assets, are held and accounted for separately from the other assets of Scudder International Fund. Inc., subject only to the rights of creditors of the Fund, and belong irrevocably to the Fund for all purposes.

The assets and liabilities and the income and expenses attributable to each class of either Fund’s stock shall be determined separately from those of each other class of such Fund’s stock.

The charter documents for neither Scudder International Fund, Inc. nor New Europe Fund specify the mechanics by which the corporation or any of its series may be liquidated; however, Maryland law provides that liquidation of a corporation requires the affirmative vote of the holders of two-thirds of the votes entitled to be cast on the matter.

The Articles of Incorporation governing Greater Europe Growth Fund and New Europe Fund may be amended in the manner now or hereafter prescribed by the laws of the State of Maryland.

The voting powers of shareholders of each Fund with respect to the election of Directors are similar. Except as required by the 1940 Act or as described above, the Directors of Scudder International Fund, Inc. need not call meetings of the shareholders for the election or reelection of Directors, or to fill vacancies that do not cause the total number of Directors to fall below three. Subject to the limits of the 1940 Act, such vacancies may be filled by a majority of the standing Directors. Subject to the limits of the 1940 Act, any Director of Scudder International Fund, Inc. may be removed with or without cause by (a) a majority of the Board of Directors; (b) a committee of the Board appointed for such purpose; or (c) vote of a majority of the outstanding shares of the Corporation. Directors of New Europe Fund are elected at the annual or special meeting of stockholders held for that purpose, or if no annual meeting is required by the 1940 Act in a particular year, Directors are elected at the next annual meeting held. Subject to the limits of the 1940 Act, vacancies in the Board of Directors of New Europe Fund may be filled by a majority of the standing Directors. Any Director of New Europe Fund may be removed from office with or without cause at any time by a vote of a majority of the votes entitled to be cast for the election of Directors.

Quorum for a shareholder meeting of both New Europe Fund and Scudder International Fund, Inc. is the presence in person or by proxy of one-third of the shares outstanding (or, in the case of New Europe Fund, entitled to be cast) or, when a matter requires a separate vote by class, then one-third of the shares outstanding and entitled to vote of that class shall constitute a quorum as to the matter being voted upon by that class.

The foregoing is a very general summary of certain provisions of the Articles of Incorporation governing New Europe Fund and Greater Europe Growth Fund. It is qualified in its entirety by reference to the charter documents themselves.

IV. Information About the Proposed Merger

General.    The shareholders of New Europe Fund are being asked to approve a merger between New Europe Fund and Greater Europe Growth Fund pursuant to an Agreement and Plan of Reorganization between the Funds, the form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

The merger is structured as a transfer of all of the assets of New Europe Fund to Greater Europe Growth Fund in exchange for the assumption by Greater Europe Growth Fund of all of the liabilities of New Europe Fund and for the issuance and delivery to New Europe Fund of Merger Shares equal in aggregate value to the net value of the assets transferred to Greater Europe Growth Fund.

After receipt of the Merger Shares, New Europe Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation and termination of New Europe Fund, and the legal existence of New Europe Fund will be terminated. Each shareholder of New Europe Fund will receive a number of full and fractional Merger Shares of the same class(es) as, and equal in value at the date of the exchange to, the aggregate value of the shareholder’s New Europe Fund shares.

Prior to the date of the merger, New Europe Fund will sell all investments that are not consistent with the current investment objective, policies and restrictions of Greater Europe Growth Fund, if any, and declare a taxable distribution that, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the merger. The sale of such investments may increase the taxable distribution to shareholders of the New Europe Fund occurring prior to the merger above that which they would have received absent the merger. DeIM has represented that as of [                    ], 2004, New Europe Fund did not have any investments that were not consistent with the current investment objective, policies and restrictions of Greater Europe Growth Fund.

The Directors of New Europe Fund have voted to approve the Agreement and the proposed merger and to recommend that shareholders also approve the merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of the shareholders of New Europe Fund entitled to vote a majority of the votes entitled to be cast on the matter at the special meeting.

In the event that the merger does not receive the required shareholder approval, each Fund will continue to be managed as a separate Fund in accordance with its current investment objectives and policies, and the Directors of New Europe Fund and of Scudder International Fund, Inc. may consider such alternatives as may be in the best interests of each Fund’s respective shareholders.

Background and Directors’ Considerations Relating to the Proposed Merger. DeAM discussed the proposed merger with the Directors of New Europe Fund at a meeting held in February 2004. The merger was presented to the Directors and considered by them as part of a broader program initiated by DeAM to consolidate its mutual fund lineup. DeAM advised the Directors that this initiative was intended to:

•	Eliminate redundancies within the Scudder fund family by reorganizing and combining certain funds; and

•	Focus DeAM’s investment resources on a core set of mutual funds that best meet investor needs.

The Directors of New Europe Fund, including all Directors who are not “interested persons” of the Fund (as defined by the 1940 Act) (the “Disinterested Directors”), conducted a thorough review of the potential implications of the merger on New Europe Fund’s shareholders as well as the various other funds for which they serve as trustee or director. The Disinterested Directors were assisted in this review by their independent legal counsel. Following the February 2004 meeting, the Disinterested Directors met on several occasions to review and discuss the merger, both among themselves and with representatives of DeAM. In the course of their review, the Directors requested and received substantial additional information and negotiated changes to DeAM’s initial proposal.

Following the conclusion of this process, the Directors of New Europe Fund, the directors and trustees of other funds involved and DeAM reached general agreement on the elements of a restructuring plan as it affects shareholders of various funds, and, when required, agreed to submit elements of the plan for approval to shareholders of those funds.

On September 24, 2004, the Directors of New Europe Fund, including all Disinterested Directors, approved the terms of the merger. The Directors have also agreed to recommend that the merger be approved by New Europe Fund shareholders. In making this determination, the Directors examined all factors that they considered relevant, including information regarding comparative expense ratios, management fees and the tax consequences of the merger to New Europe Fund and its shareholders.

In determining to recommend that the shareholders of New Europe Fund approve the merger, the Directors considered, among other factors:

•	The fees and expense ratios of the Funds, including comparisons between the expense ratio of New Europe Fund and the estimated operating expense ratio of the combined Fund, and between the estimated operating expense ratio of the combined Fund and other mutual funds with similar investment objectives, and in particular noted that the combined Fund’s total operating expense ratio was anticipated to be equal to or lower than that of New Europe Fund currently;

•	That DeAM agreed to cap the combined Fund’s operating expense ratios for approximately a three-year period at levels at or below New Europe Fund’s current operating expense ratios;

•	The terms and conditions of the merger and whether the merger would result in the dilution of shareholder interests;

•	Similarities between New Europe Fund’s and Greater Europe Growth Fund’s investment objectives, policies, restrictions and portfolios;

•	That the service features available to shareholders of New Europe Fund and Greater Europe Growth Fund were substantially similar on a class-level basis;

•	That the costs of the merger would be borne by DeAM;

•	Prospects for the combined Fund to attract additional assets;

•	The tax consequences of the merger on New Europe Fund and its shareholders, including, in particular, that the merger would be a tax-free reorganization for federal income tax purposes;

•	The investment performance of New Europe Fund and Greater Europe Growth Fund;

•	That [ ] [has/have] agreed to indemnify Greater Europe Growth Fund against certain liabilities that Greater Europe Fund may incur in connection with any litigation or regulatory action related to possible improper market timing or possible improper marketing and sales activity in Greater Europe Growth Fund (see Section VI) so that the likelihood that the combined Fund would suffer any loss is considered by Fund management to be remote; and

•	That, in connection with the merger, DeIM has agreed to indemnify the Disinterested Directors of New Europe Fund against certain liabilities that such Disinterested Directors may incur arising by reason of having served as Directors of New Europe Fund.

The Directors also gave consideration to possible economies of scale that might be realized from the merger. The Directors considered the impact of the merger on the total expenses to be borne by shareholders of New Europe Fund. The Directors also considered that the merger would permit the shareholders of New Europe Fund to pursue similar investment goals in a larger fund.

The Directors also considered the potential tax consequences to shareholders as a result of differences in the Funds’ realized or unrealized capital gains or losses and capital loss carry-forwards. Although the merger will be achieved on a federally tax-free basis (see “Federal Income Tax Consequences”), there are differences in the Funds’ unrealized gains or losses, tax loss carryforwards and portfolio turnover rates that may affect the timing and amount of any future capital gain distributions paid to shareholders.

	6/30/04 Unrealized Gain (Loss)	6/30/04 Unrealized Gain (Loss) as % of 6/30/04 Net Assets	6/30/04 Loss Carryforwards	6/30/04 Loss Carryforwards as % of 6/30/04 Net Assets	6/30/04 Portfolio Turnover Rate
New Europe Fund	$20,365,840	16.2460%	$40,704,586	32.4704%	[	]%
Greater Europe Growth Fund	$66,872,840	18.5338%	$250,197,616	69.3422%	[	]%

As of June 30, 2004, the amount of each Fund’s respective unrealized gain was less than its respective capital loss carryforward. Consequently, there is likely to be no potential tax liability transfer to either the shareholders of New Europe Fund or the shareholders of Greater Europe Growth Fund as a result of the merger. Because both Funds have unrealized gains, however, none of their respective capital loss carryforwards can generally be used to offset the unrealized gain of the other Fund when recognized by the combined Fund for the five-year period beginning on the date of the consummation of the merger. Net capital losses of regulated investment companies generally expire at the end of the eighth taxable year after they arise, if not previously absorbed by that time. As a result, it is possible that some or all of each Fund’s capital loss carryforward will expire unused. After the merger, the ability of the combined Fund to absorb losses in the future depends on a variety of factors that cannot be known in advance, including the source and existence of capital gains against which these losses may be offset.

The Board of Directors considered the possibility that shareholders of New Europe Fund in taxable accounts could incur indirect costs as a result of future capital gain distributions or the loss of current tax loss carryovers (shareholders in tax deferred retirement accounts are not affected). They concluded that such future tax consequences are not quantifiable or predictable due to uncertainties as to the amount of any actual future realization of capital gains or losses in view of future changes in portfolio values, and the differing consequences of future capital gain distributions to each shareholder whose tax liability (if any) is determined by the net effect of a multitude of considerations that are individual to that shareholder. Shareholders should, however, review their own tax situation to determine what potential effect, if any, the tax differences shown above may have on them.

Based on all of the foregoing, the Directors concluded that New Europe Fund’s participation in the merger would be in the best interests of New Europe Fund and would not dilute the interests of New Europe Fund’s existing shareholders. The Board of Directors of New Europe Fund, including all of the Disinterested Directors, recommends that shareholders of the Fund approve the merger.

Agreement and Plan of Reorganization.    The proposed merger will be governed by the Agreement, the form of which is attached as Exhibit A. The Agreement provides that Greater Europe Growth Fund will acquire all of the assets of New Europe Fund solely in exchange for the assumption by Greater Europe Growth Fund of all of the liabilities of New Europe Fund and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The Merger Shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ shares are valued for determining net asset value for the merger (4:00 p.m. Eastern time on March 11, 2005, or such other date and time as may be agreed upon by the parties (the “Valuation Time”)). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

New Europe Fund will transfer all of its assets to Greater Europe Growth Fund, and in exchange, Greater Europe Growth Fund will assume all of the liabilities of New Europe Fund and deliver to New Europe Fund a number of full and fractional Merger Shares of each class having an aggregate net asset value equal to the value of the assets of New Europe Fund attributable to shares of the corresponding class of New Europe Fund, less the value of the liabilities of New Europe Fund assumed by Greater Europe Growth Fund attributable to shares of such class of New Europe Fund. Immediately following the transfer of assets on the Exchange Date, New Europe Fund will distribute pro rata to its shareholders of record as of the Valuation Time the full and fractional Merger Shares received by New Europe Fund, with Merger Shares of each class being distributed to holders of shares of the corresponding class of New Europe Fund. As a result of the proposed merger, each shareholder of New Europe Fund will receive a number of Merger Shares of each class equal in aggregate value at the Valuation Time to the value of the New Europe Fund shares of the corresponding class surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of Greater Europe Growth Fund in the name of such New Europe Fund shareholders, each account representing the respective number of full and fractional Merger Shares of each class due to the respective shareholder. New certificates for Merger Shares will not be issued.

The Directors of New Europe Fund and Scudder International Fund, Inc. have determined that the proposed merger is in the best interests of New Europe Fund and Greater Europe Growth Fund, respectively, and that the interests of their respective Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned (i) by mutual consent of Greater Europe Growth Fund and New Europe Fund, (ii) by either party if the merger shall not be consummated by [                    ], 2005 or (iii) if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

If shareholders of New Europe Fund approve the merger, both Funds agree to coordinate their respective portfolios from the date of the Agreement up to and including the Exchange Date in order that, when the assets of New Europe Fund are added to the portfolio of Greater Europe Growth Fund, the resulting portfolio will meet the investment objective, policies and restrictions of Greater Europe Growth Fund.

Except for the trading costs associated with the coordination described above, the fees and expenses for the merger and related transactions are estimated to be $[            ]. All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any), the trading costs described above and any other expenses incurred in connection with the consummation of the merger and related transactions contemplated by the Agreement, will be borne by DeAM.

Description of the Merger Shares.    Merger Shares will be issued to New Europe Fund’s shareholders in accordance with the Agreement as described above. The Merger Shares will be Class A, Class B, Class C and Institutional Class shares of Greater Europe Growth Fund. Institutional Class shares of Greater Europe Growth Fund are not currently offered and are being offered for the first time in connection with the merger. Each class of Merger Shares has the same characteristics as shares of the corresponding class of New Europe Fund. Your Merger Shares will be treated as having been purchased on the date you purchased your New Europe Fund shares and for the price you originally paid. For more information on the characteristics of each class of Merger Shares, please see the Greater Europe Growth Fund prospectus, a copy of which is included with this Prospectus/Proxy Statement.

Federal Income Tax Consequences.    As a condition to each Fund’s obligation to consummate the reorganization, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

(i)	the acquisition by Greater Europe Growth Fund of all of the assets of New Europe Fund solely in exchange for Merger Shares and the assumption by Greater Europe Growth Fund of all of New Europe Fund liabilities followed by the distribution by New Europe Fund to its shareholders of Merger Shares in complete liquidation of New Europe Fund, all pursuant to the plan of reorganization, constitutes a reorganization within the meaning of Section 368(a) of the Code, and New Europe Fund and Greater Europe Growth Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)	under Section 361 of the Code, no gain or loss will be recognized by New Europe Fund upon the transfer of New Europe Fund’s assets to and the assumption of the New Europe Fund liabilities by Greater Europe Growth Fund or upon the distribution of the Merger Shares to New Europe Fund’s shareholders in liquidation of New Europe Fund;

(iii)	under Section 354 of the Code, no gain or loss will be recognized by shareholders of New Europe Fund on the exchange of their shares of New Europe Fund for Merger Shares;

(iv)	under Section 358 of the Code, the aggregate basis of the Merger Shares received by New Europe Fund’s shareholders will be the same as the aggregate basis of New Europe Fund shares exchanged therefor;

(v)	under Section 1223(1) of the Code, the holding periods of the Merger Shares received by the shareholders of New Europe Fund will include the holding periods of New Europe Fund shares exchanged therefor, provided that at the time of the reorganization New Europe Fund shares are held by such shareholders as a capital asset;

(vi)	under Section 1032 of the Code, no gain or loss will be recognized by Greater Europe Growth Fund upon the receipt of assets of New Europe Fund in exchange for Merger Shares and the assumption by Greater Europe Growth Fund of the liabilities of New Europe Fund;

(vii)	under Section 362(b) of the Code, the basis in the hands of Greater Europe Growth Fund of the assets of New Europe Fund transferred to Greater Europe Growth Fund will be the same as the basis of such assets in the hands of New Europe Fund immediately prior to the transfer; and

(viii)	under Section 1223(2) of the Code, the holding periods of the assets of New Europe Fund in the hands of Greater Europe Growth Fund will include the periods during which such assets were held by New Europe Fund.

Greater Europe Growth Fund’s ability to carry forward the pre-merger losses of New Europe Fund will be limited as a result of the merger. The effect of this limitation will depend on the amount of losses in each Fund at the time of the merger. For example, if the merger were to have occurred on June 30, 2004, approximately [        ]% of New Europe Fund’s net losses, which equaled approximately [    ]% of its net asset value at that time, would have become permanently unavailable for use by Greater Europe Growth Fund by reason of the merger. In addition, as a result of the merger, the benefit of the available pre-merger losses of New Europe Fund may well be spread over a larger asset base than would have been the case absent the merger.

As a result of the reduction in the relative amount of the capital loss carryforwards and unrealized losses available to shareholders of New Europe Fund following the merger, former shareholders of New Europe Fund could, under certain circumstances, pay more taxes, or pay taxes sooner, than they would if such merger did not occur.

This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

The portfolio turnover rate for Greater Europe Growth Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the twelve-month period ended April 30, 2004 was [53]%. The portfolio turnover rate for New Europe Fund for the twelve-month period ended April 30, 2004 was [54]%. While these figures do not reflect a significant difference between the Funds, a higher portfolio turnover rate involves greater brokerage and transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed (and, in the case of net short-term capital gains, would be taxed as ordinary income).

Each Fund intends to distribute dividends from its net investment income, excluding short-term capital gain, annually in November and December of each year and to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in November and December of each year. An additional distribution may be made if necessary. Shareholders of each Fund can have their dividends and distributions automatically invested in additional shares of the same class of that Fund, or a different fund in the same family of funds, at net asset value and credited to the shareholder’s account on the payment date or, at the shareholder’s election, sent to the shareholder by check or deposited directly to the shareholder’s bank account. If the Agreement is approved by New Europe Fund’s shareholders, the Fund will pay its shareholders a distribution of all undistributed net investment income and undistributed realized net capital gains (after reduction by any capital loss carryforwards) immediately prior to the Closing (as defined in the Agreement).

While as noted above, shareholders are not expected to recognize any gain or loss upon the exchange of their shares in the merger, differences in the Funds’ portfolio turnover rates, net investment income and net realized capital gains may result in future taxable distributions to shareholders arising indirectly from the merger.

Capitalization.    The following table shows the unaudited capitalization of each Fund as of April 30, 2004 and of Greater Europe Growth Fund on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:(1)

	Greater Europe Growth Fund	New Europe Fund	Pro Forma Adjustments	Pro Forma Combined
Net Assets
Class A Shares	$2,616,466	$106,680,010	$—	$109,296,476
Class B Shares	$271,241	$13,879,328	$—	$14,150,569
Class C Shares	$492,508	$6,990,467	$—	$7,482,975
Institutional Class Shares	$—	$8,599	$—	$8,599
Class AARP Shares	$2,460,145	—		$2,460,145
Class S Shares	$354,940,795	—		$354,940,795

Total Net Assets	$360,781,155	$127,558,404		$488,339,559

Shares Outstanding
Class A Shares	112,417	11,158,081	(6,573,617)	4,696,861
Class B Shares	11,791	1,552,710	(949,261)	615,240
Class C Shares	21,403	771,013	(467,212)	325,204
Institutional Class Shares	—	901	(531)	370
Class S Shares	105,608			105,606
Class AARP Shares	15,233,702			15,233,702
Net Asset Value per Share
Class A Shares	$23.27	$9.56	$—	$23.27
Class B Shares	$23.00	$8.94	$—	$23.00
Class C Shares	$23.01	$9.07	$—	$23.01
Institutional Class Shares	$—	$9.54	$—	$23.27
Class AARP Shares	$23.30	—		$23.30
Class S Shares	$23.30	—		$23.30

(1)	Assumes the merger had been consummated on April 30, 2004, and is for information purposes only. No assurance can be given as to how many shares of

Greater Europe Growth Fund will be received by the shareholders of New Europe Fund on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Greater Europe Growth Fund that actually will be received on or after such date.

Unaudited pro forma combined financial statements of the Funds as of April 30, 2004 and for the twelve-month period then ended are included in the Merger SAI. Because the Agreement provides that Greater Europe Growth Fund will be the surviving Fund following the merger, and because Greater Europe Growth Fund’s investment objectives and policies will remain unchanged, the pro forma combined financial statements reflect the transfer of the assets and liabilities of New Europe Fund to Greater Europe Growth Fund as contemplated by the Agreement.

The Board of Directors of New Europe Fund, including all of the Disinterested Directors, recommends approval of the merger.

V. Information about Voting and the Shareholder Special Meeting

General.    This Prospectus/Proxy Statement is furnished in connection with the proposed merger of New Europe Fund with and into Greater Europe Growth Fund and the solicitation of proxies by and on behalf of the Directors of New Europe Fund for use at the Special Meeting of Shareholders (the “Meeting”). The Meeting is to be held February 24, 2005 at [            ] [a.m./p.m.] Eastern time, at the offices of DeIM, 345 Park Avenue, 27th Floor, New York, New York 10154, or at such later time as is made necessary by adjournment. The Notice of the Special Meeting, the combined Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about December        , 2004.

As of December 2, 2004, New Europe Fund had the following shares outstanding:

Share Class	Number of Shares
Class A	[ ]
Class B	[ ]
Class C	[ ]
Institutional Class	[ ]

Only shareholders of record on December 2, 2004 will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

The Directors of New Europe Fund know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Directors’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Required Vote.    Proxies are being solicited from New Europe Fund’s shareholders by the Directors of New Europe Fund for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Agreement. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of the holders of a majority of the votes entitled to be cast on the matter.

Record Date, Quorum and Method of Tabulation.    Shareholders of record of New Europe Fund at the close of business on December 2, 2004 (the “Record Date”) will be entitled to vote at the Meeting or any adjournment thereof. The holders of at least one-third of the shares of New Europe Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the transaction of business at the Meeting. In the event that the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons present or named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes entitled to be cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies to be voted against the proposal.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by New Europe Fund as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum, but will have the effect of a negative vote on the proposal. Accordingly, shareholders are urged to forward their voting instructions promptly.

Share Ownership.    As of December 2, 2004, the officers and Directors of New Europe Fund and Scudder International Fund, Inc., each as a group, beneficially owned [less than 1%] of the outstanding shares of New Europe Fund and Greater Europe Growth Fund, respectively. To the best of the knowledge of New Europe Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of New Europe Fund as of such date:

Class	Shareholder Name and Address	Percentage Owned

To the best of the knowledge of Greater Europe Growth Fund, the following shareholders beneficially owned 5% or more of the outstanding shares of any class of Greater Europe Growth Fund as of such date:

Class	Shareholder Name and Address	Percentage Owned

Solicitation of Proxies.    In addition to soliciting proxies by mail, certain officers and representatives of Greater Europe Growth Fund, officers and employees of DeAM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, by telegram or personally.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

Georgeson Shareholder (“Georgeson”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $[        ]. As the Meeting date approaches, certain shareholders of New Europe Fund may receive a telephone call from a representative of Georgeson if their votes have not yet been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of New Europe Fund. Proxies that are obtained telephonically or through the Internet will be recorded in accordance with the procedures described below. The Directors believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Georgeson representative is required to ask for each shareholder’s full name and address, or zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Georgeson representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Georgeson, then the Georgeson representative has the responsibility to explain the process, read the proposal on the proxy card, and ask for the shareholder’s instructions on the proposal. Although the Georgeson representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Prospectus/Proxy Statement. Georgeson will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram confirming his or her vote and asking the shareholder to call Georgeson immediately if his or her instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Georgeson toll-free at 1-888-288-5518. Any proxy given by a shareholder is revocable until voted at the Meeting.

Revocation of Proxies.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of New Europe Fund at 222 South Riverside Plaza, Chicago, IL 60606, (ii) by properly executing a later-dated proxy that is received by the Fund at or prior to the special meeting, (iii) by recording later-dated voting instructions via the Internet or (iv) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Adjournment.    If sufficient votes in favor of the proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting for up to 120 days after the date set for the original meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal.

VI. Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [        ] day of [            ], 2004, by and among Scudder International Fund, Inc. (the “Acquiring Corporation”), a Maryland corporation, on behalf of Scudder Greater Europe Growth Fund (the “Acquiring Fund”), a separate series of the Acquiring Corporation; Scudder New Europe Fund, Inc. (the “Acquired Corporation” and, together with the Acquiring Corporation, each a “Corporation” and collectively the “Corporations” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”), a Maryland corporation; and Deutsche Investment Management Americas Inc. (“DeIM”), investment adviser for the Acquiring Fund (for purposes of section 10.2 of the Agreement only). The principal place of business of the Acquiring Corporation is Two International Place, Boston, Massachusetts 02110. The principal place of business of the Acquired Corporation is 222 South Riverside Plaza, Chicago, Illinois 60606.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all or substantially all of the assets of the Acquired Corporation to the Acquiring Fund in exchange solely for Class A, Class B, Class C and Institutional Class voting shares (par value $0.01 per share) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Corporation and the distribution of the Acquiring Fund Shares to the Class A, Class B, Class C and Institutional Class shareholders of the Acquired Corporation in complete liquidation of the Acquired Corporation as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Corporation to the Acquiring Fund in Consideration For Acquiring Fund Shares, the Assumption of All Acquired Corporation Liabilities and the Liquidation of the Acquired Corporation

1.1    Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Corporation agrees to transfer to the Acquiring Fund all or substantially all of the Acquired Corporation’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Corporation that number of full and fractional Class A, Class B, Class C and Institutional Class Acquiring Fund Shares determined by dividing the value of the Acquired Corporation’s assets net of any liabilities of the Acquired Corporation with respect to the Class A, Class B, Class C and Institutional Class shares of the Acquired Corporation, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Corporation, including, but not limited to, any deferred compensation to the Acquired Corporation Board members. All Acquiring Fund Shares delivered to the Acquired Corporation shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2    The assets of the Acquired Corporation to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Corporation and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Corporation prepared as of the effective time of the Closing in accordance with generally accepted accounting principles (“GAAP”) applied consistently with those of the Acquired Corporation’s most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Corporation immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3    The Acquired Corporation will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4    On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Corporation will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5    Immediately after the transfer of Assets provided for in section 1.1, the Acquired Corporation will distribute to the Acquired Corporation’s shareholders of record with respect to each class of its shares (the “Acquired Corporation Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Corporation pursuant to section 1.1 and will completely liquidate and terminate. Such distribution, liquidation will be accomplished with respect to each class of the Acquired Corporation by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Corporation on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Corporation Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A, Class B, Class C and Institutional Class Acquiring Fund Shares to be so credited to the Class A, Class B, Class C and Institutional Class Acquired Corporation Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Corporation shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Corporation will simultaneously be cancelled on the books of the Acquired Corporation, although share certificates representing interests in Class A, Class B, Class C and Institutional Class shares of the Acquired Corporation will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.6    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7    Any reporting responsibility of the Acquired Corporation including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Corporation.

1.8    All books and records of the Acquired Corporation, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	Valuation

2.1    The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Corporation’s Articles of Amendment and Restatement, as amended, and the Acquiring Fund’s then-current prospectus or statement of additional information, copies of which have been delivered to the Acquired Corporation.

2.2    The net asset value of a Class A, Class B, Class C or Institutional Class Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1. Notwithstanding anything to the contrary contained in this Agreement, in the event that, as of the Valuation Time, there are no Class A, Class B, Class C or Institutional Class Acquiring Fund Shares issued and outstanding, then, for purposes of this Agreement, the per share net asset value of Class A, Class B, Class C and/or Institutional Class, as applicable, shall be equal to the net asset value of one Class S share of the Acquiring Fund.

2.3    The number of Class A, Class B, Class C and Institutional Class Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined with respect to each such class by dividing the value of the Assets with respect to Class A, Class B, Class C and Institutional Class shares of the Acquired Corporation, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accordance with section 2.2.

2.4    All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.    Closing and Closing Date

3.1    The Closing of the transactions contemplated by this Agreement shall be March 14, 2005, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2    The Acquired Corporation shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3    State Street Bank and Trust Company (“State Street”), custodian for the Acquired Corporation, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to Brown Brothers Harriman & Company, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Corporation’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Corporation to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Corporation as of the Closing Date by the Acquired Corporation for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Corporation’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Corporation shall be delivered by wire transfer of federal funds on the Closing Date.

3.4    State Street, as transfer agent for the Acquired Corporation, on behalf of the Acquired Corporation, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Corporation Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A, Class B, Class C and Institutional Class Acquired Corporation shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Corporation or provide evidence satisfactory to the Acquired Corporation that such Acquiring Fund Shares have been credited to the Acquired Corporation’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5    In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Corporation shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class A,

Class B, Class C and Institutional Class shares of the Acquiring Fund or the Acquired Corporation is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6    The liabilities of the Acquired Corporation shall include all of the Acquired Corporation’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Acquired Corporation’s Board members.

4.    Representations and Warranties

4.1    The Acquired Corporation represents and warrants to the Acquiring Fund as follows:

(a)    The Acquired Corporation is a corporation duly organized and validly existing under the laws of the State of Maryland with power under the Acquired Corporation’s Articles of Amendment and Restatement, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Corporation, to carry out the Agreement. The Acquired Corporation is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Corporation. The Acquired Corporation has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Corporation;

(b)    The Acquired Corporation is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Corporation is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Corporation of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d)    The Acquired Corporation is not, and the execution, delivery and performance of this Agreement by the Acquired Corporation will not result (i) in violation of Maryland law or of the Acquired Corporation’s Articles of Amendment and Restatement, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Corporation is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Corporation will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Corporation is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Corporation;

(e)    Other than as disclosed on a schedule provided by the Acquired Corporation, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Corporation or any properties or assets held by it. The Acquired Corporation knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)    The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Corporation at and for the fiscal year ended October 31, 2003, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Corporation as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Corporation required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)    Since October 31, 2003, there has not been any material adverse change in the Acquired Corporation’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Corporation of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Corporation due to declines in market values of securities in the Acquired Corporation’s portfolio, the discharge of Acquired Corporation liabilities, or the redemption of Acquired Corporation shares by Acquired Corporation Shareholders shall not constitute a material adverse change;

(h)    At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Corporation required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Corporation’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)    For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Corporation has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

(j)    All issued and outstanding shares of the Acquired Corporation (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of State Street, as provided in section 3.4. The Acquired Corporation does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Corporation shares, nor is there outstanding any security convertible into any of the Acquired Corporation shares;

(k)    At the Closing Date, the Acquired Corporation will have good and marketable title to the Acquired Corporation’s assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(l)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Corporation (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Corporation Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Corporation, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)    The information to be furnished by the Acquired Corporation for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the “NASD”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n)    The current prospectus and statement of additional information of the Acquired Corporation conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(o)    The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Corporation, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2    The Acquiring Corporation, on behalf of the Acquiring Fund, represents and warrants to the Acquired Corporation as follows:

  (a)    The Acquiring Corporation is a corporation duly organized and validly existing under the laws of the State of Maryland with power under the Acquiring Corporation’s Articles of Amendment and Restatement, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Corporation duly designated in accordance with the applicable provisions of the Acquiring Corporation’s Articles of Amendment and Restatement. The Acquiring Corporation and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Corporation or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

  (b)    The Acquiring Corporation is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

  (c)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

  (d)    The Acquiring Corporation is not, and the execution, delivery and performance of this Agreement by the Acquiring Corporation will not result (i) in violation of Maryland law or of the Acquiring Corporation’s Articles of Amendment and Restatement, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e)    Other than as disclosed on a schedule provided by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring

Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

  (f)    The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended October 31, 2003, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Corporation) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

  (g)    Since October 31, 2003, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Corporation. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

  (h)    At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

  (i)    For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

  (j)    All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

  (k)    The Acquiring Fund Shares to be issued and delivered to the Acquired Corporation, for the account of the Acquired Corporation Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable;

  (l)    At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Corporation has received notice at or prior to the Closing;

  (m)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Corporation (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Corporation, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

  (n)    The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

  (o)    The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

  (p)    The Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Corporation for use therein; and

  (q)    The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.    Covenants of the Acquiring Fund and the Acquired Corporation

5.1    The Acquiring Fund and the Acquired Corporation each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds’ normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Corporation and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Corporation and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objectives, policies and restrictions, as set forth in the Acquiring Fund’s prospectus, a copy of which has been delivered to the Acquired Corporation.

5.2    Upon reasonable notice, the Acquiring Corporation’s officers and agents shall have reasonable access to the Acquired Corporation’s books and records necessary to maintain current knowledge of the Acquired Corporation and to ensure that the representations and warranties made by the Acquired Corporation are accurate.

5.3    The Acquired Corporation covenants to call a meeting of the Acquired Corporation Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than [                    ], 2005.

5.4    The Acquired Corporation covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5    The Acquired Corporation covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Corporation shares.

5.6    Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Corporation will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7    Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Corporation Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Corporation will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Corporation will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8    The Acquired Corporation covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.9    The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10    The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Corporation, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Corporation may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Corporation title to and possession of all Acquiring Fund shares to be transferred to the Acquired Corporation pursuant to this Agreement and (ii) assume the liabilities from the Acquired Corporation.

5.11    As soon as reasonably practicable after the Closing, the Acquired Corporation shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12    The Acquiring Fund and the Acquired Corporation shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13    The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Corporations nor the Acquiring Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Corporations and the Acquiring Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14    At or immediately prior to the Closing, the Acquired Corporation will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

5.15    The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Corporation that it does not wish to acquire because they are not consistent with the current investment strategy of the Acquiring Fund, and the Acquired Corporation agrees to dispose of such assets prior to the Closing Date.

6.	Conditions Precedent to Obligations of the Acquired Corporation

The obligations of the Acquired Corporation to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1    All representations and warranties of the Acquiring Corporation, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Corporation, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2    The Acquiring Fund shall have delivered to the Acquired Corporation on the Closing Date a certificate executed in its name by the Acquiring Corporation’s President or a Vice President, in a form reasonably satisfactory to the Acquired Corporation, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Corporation shall reasonably request.

6.3    The Acquired Corporation shall have received on the Closing Date an opinion of [Ropes & Gray LLP], in a form reasonably satisfactory to the Acquired Corporation, and dated as of the Closing Date, to the effect that:

  (a)    the Acquiring Corporation has been formed and is legally existing as a corporation;

  (b)    the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund’s registration statement under the 1940 Act;

  (c)    the Agreement has been duly authorized, executed and delivered by the Acquiring Corporation, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Corporation, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

  (d)    the execution and delivery of the Agreement did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Corporation’s Articles of Amendment and Restatement, as amended, or By-laws; and

  (e)    to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquiring

Fund pursuant to section 4.2 of the Agreement, the Acquiring Corporation is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Corporation, (ii) the Acquiring Corporation is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of the State of Maryland for the issuance of Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by [Ropes & Gray LLP] of customary representations it shall reasonably request of each of the Corporations.

6.4    The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

6.5    The Acquiring Fund shall have entered into an expense cap agreement with DeIM limiting the expenses of the Class A, Class B, Class C and Institutional Class shares of the Acquiring Fund to [1.17]%, [1.45]%, [1.29]% and [1.10]%, respectively, excluding 12b-1 plans and certain other expenses, for the period commencing March 14, 2005 and ending March 1, 2009, in a form reasonably satisfactory to the Acquired Corporation.

7.    Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Corporation of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1    All representations and warranties of the Acquired Corporation contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Corporation or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Corporation which the Acquired Corporation reasonably believes might result in such litigation.

7.2    The Acquired Corporation shall have delivered to the Acquiring Fund a statement of the Acquired Corporation’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Corporation.

7.3    The Acquired Corporation shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Corporation’s President or a Vice President, in a form reasonably satisfactory to the Acquiring Corporation, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Corporation made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4    The Acquiring Fund shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, P.C., in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

  (a)    the Acquired Corporation has been duly formed and is an existing corporation;

  (b)    the Acquired Corporation has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Corporation’s registration statement under the 1940 Act;

  (c)    the Agreement has been duly authorized, executed and delivered by the Acquired Corporation and constitutes a valid and legally binding obligation of the Acquired Corporation, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

  (d)    the execution and delivery of the Agreement did not, and the exchange of the Acquired Corporation’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Corporation’s Articles of Amendment and Restatement, as amended, or By-laws; and

  (e)    to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquired Corporation pursuant to section 3.2 of the Agreement, the Acquired Corporation is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Corporation, (ii) the Acquired Corporation is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Corporation under the federal laws of the United States or the laws of the State of Maryland for the exchange of the Acquired Corporation’s assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder, Price, Kaufman & Kammholz, P.C. of customary representations it shall reasonably request of each of the Corporations.

7.5    The Acquired Corporation shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Corporation on or before the Closing Date.

8. Further	Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Corporation

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Corporation or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1    This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired

Corporation in accordance with the provisions of the Acquired Corporation’s Articles of Amendment and Restatement, as amended, and By-Laws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Corporation may waive the conditions set forth in this section 8.1.

8.2    On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3    All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Corporation to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Corporation, provided that either party hereto may for itself waive any of such conditions.

8.4    The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5    The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Fund and the Acquired Corporation, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by Acquiring Fund of all of the assets of Acquired Corporation solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Corporation, followed by the distribution by Acquired Corporation to its shareholders of Acquiring Fund Shares in complete liquidation of Acquired Corporation, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Acquiring Fund and Acquired Corporation will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, Acquired Corporation will not recognize gain or loss upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Corporation liabilities by Acquiring Fund, and Acquired Corporation will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of Acquired Corporation; (iii) under Section 354 of the Code, shareholders of Acquired Corporation will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired Corporation shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of Acquired Corporation will be the same as the aggregate basis of Acquired Corporation shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Corporation shareholder will include the holding period of Acquired Corporation shares exchanged therefor, provided that the Acquired Corporation shareholder held the Acquired

Corporation shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon the receipt of assets of Acquired Corporation in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Corporation; (vii) under Section 362(b) of the Code, the basis of the assets of Acquired Corporation transferred to Acquiring Fund in the reorganization will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Acquired Corporation immediately prior to the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of Acquired Corporation transferred to Acquiring Fund in the reorganization in the hands of Acquiring Fund will include the periods during which such assets were held by Acquired Corporation. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of representations it shall request of each of the Acquiring Corporation and Acquired Corporation. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Corporation may waive the condition set forth in this section 8.5.

9.    Indemnification

9.1    The Acquiring Fund agrees to indemnify and hold harmless the Acquired Corporation and each of the Acquired Corporation’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Corporation or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2    The Acquired Corporation agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Corporation’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Corporation or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Corporation of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.    Fees and Expenses

10.1    Each of the Acquiring Corporation, on behalf of the Acquiring Fund, and the Acquired Corporation represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2    DeIM will bear all the expenses associated with the Reorganization, including any brokerage costs payable by the Acquired Corporation in connection with sales of certain of its assets, as designated by the Acquiring Fund, in anticipation of the Reorganization.

11.    Entire Agreement

The Acquiring Fund and the Acquired Corporation agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.    Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before [                        ], 2005, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.    Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Corporation and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Corporation Shareholders called by the Acquired Corporation pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Corporation Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.    Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Corporation, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, Attention: David A. Sturms, Esq., and Cathy G. O’Kelly, Esq., or to the Acquiring Fund, Two International Place, Boston, Massachusetts, 02110-4103, with a copy to Ropes & Gray LLP, One International Place, Boston, Massachusetts, 02110-2624, Attention: John W. Gerstmayr, or to any other address that the Acquired Corporation or the Acquiring Fund shall have last designated by notice to the other party.

15.    Headings; Counterparts; Assignment; Limitation of Liability

15.1    The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Corporation and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4    Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to the Acquiring Fund shall constitute the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other series of the Acquiring Corporation or the assets of any such series be held liable with respect to the breach or other default by the Acquiring Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5    This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Maryland, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	SCUDDER INTERNATIONAL FUND, INC., on behalf of Scudder Greater Europe Growth Fund

Secretary	By: Its:

Attest:	SCUDDER NEW EUROPE FUND, INC.

Secretary	By: Its:
AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By: Its:

EXHIBIT B

Financial Highlights for Scudder Greater Europe Growth Fund (as contained in the Semiannual Report to Shareholders for the six-month period ended April 30, 2004)

Because Institutional Class shares of Greater Europe Growth Fund have not yet begun operations as of the date of this Prospectus/Proxy Statement, no financial information for these shares is available. However, included below is the financial information for Class A, Class B, Class C, Class AARP and Class S shares of Greater Europe Growth Fund.

B-1

Financial Highlights

Class A

Years Ended October 31,	2004[a]		2003		2002	2001[b]

Selected Per Share Data
Net asset value, beginning of period	$21.16		$18.06		$22.13	$25.79
Income (loss) from investment operations:
Net investment income (loss)[c]	.04		.18		.06	(.01)
Net realized and unrealized gain (loss) on investment transactions	2.30		2.99		(4.09)	(3.65)
Total from investment operations	2.34		3.17		(4.03)	(3.66)
Less distributions from:
Net investment income	(.23)		(.07)		(.04)	—
Redemption fees	—	***	—	***	— ***	—
Net asset value, end of period	$23.27		$21.16		$18.06	$22.13
Total Return (%)[d]	11.05[e]	**	17.59[e]		(18.29)	(14.19	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3		2		1	.72
Ratio of expenses before expense reductions (%)	1.64	*	1.65		1.66	1.64	*
Ratio of expenses after expense reductions (%)	1.63	*	1.65		1.66	1.64	*
Ratio of net investment income (loss) (%)	.32	*	1.02		.25	(.07	)*
Portfolio turnover rate (%)	53	*	71		89	104

[a]	For the six months ended April 30, 2004 (Unaudited).
[b]	For the period from March 19, 2001 (commencement of sales of Class A shares) to October 31, 2001.
[c]	Based on average shares outstanding during the period.
[d]	Total return does not reflect the effect of any sales charges.
[e]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005

Scudder Greater Europe Growth Fund

B-2

Class B

Years Ended October 31,	2004[a]		2003		2002	2001[b]

Selected Per Share Data
Net asset value, beginning of period	$20.84		$17.85		$22.02	$25.79
Income (loss) from investment operations:
Net investment income (loss)[c]	(.06)		.05		(.10)	(.13)
Net realized and unrealized gain (loss) on investment transactions	2.26		2.94		(4.07)	(3.64)
Total from investment operations	2.20		2.99		(4.17)	(3.77)
Less distributions from:
Net investment income	(.04)		—		—	—
Redemption fees	—	***	—	***	— ***	—
Net asset value, end of period	$23.00		$20.84		$17.85	$22.02
Total Return (%)[d]	10.57[e]	**	16.75		(18.97)	(14.62	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.27		.24		.25	.05
Ratio of expenses before expense reductions (%)	2.51	*	2.45		2.46	2.44	*
Ratio of expenses after expense reductions (%)	2.47	*	2.45		2.46	2.44	*
Ratio of net investment income (loss) (%)	(.52	)*	.22		(.55)	(.87	)*
Portfolio turnover rate (%)	53	*	71		89	104

[a]	For the six months ended April 30, 2004 (Unaudited).
[b]	For the period from March 19, 2001 (commencement of sales of Class B shares) to October 31, 2001.
[c]	Based on average shares outstanding during the period.
[d]	Total return does not reflect the effect of any sales charges.
[e]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

Scudder Greater Europe Growth Fund

B-3

Class C

Years Ended October 31,	2004[a]		2003		2002	2001[b]

Selected Per Share Data
Net asset value, beginning of period	$20.84		$17.86		$22.01	$25.79
Income (loss) from investment operations:
Net investment income (loss)[c]	(.06)		.04		(.10)	(.11)
Net realized and unrealized gain (loss) on investment transactions	2.27		2.94		(4.05)	(3.67)
Total from investment operations	2.21		2.98		(4.15)	(3.78)
Less distributions from:
Net investment income	(.04)		—		—	—
Redemption fees	—	***	—	***	— ***	—
Net asset value, end of period	$23.01		$20.84		$17.86	$22.01
Total Return (%)[d]	10.62[e]	**	16.69		(18.86)	(14.66	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.49		.36		.28	.06
Ratio of expenses before expense reductions (%)	2.49	*	2.45		2.43	2.42	*
Ratio of expenses after expense reductions (%)	2.47	*	2.45		2.43	2.42	*
Ratio of net investment income (loss) (%)	(.52	)*	.22		(.52)	(.85	)*
Portfolio turnover rate (%)	53	*	71		89	104

[a]	For the six months ended April 30, 2004 (Unaudited).
[b]	For the period from March 19, 2001 (commencement of sales of Class C shares) to October 31, 2001.
[c]	Based on average shares outstanding during the period.
[d]	Total return does not reflect the effect of any sales charges.
[e]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

Scudder Greater Europe Growth Fund

B-4

Class AARP

Years Ended October 31,	2004[a]		2003	2002	2001	2000[b]

Selected Per Share Data
Net asset value, beginning of period	$21.21		$18.10	$22.17	$31.14	$32.02
Income (loss) from investment operations:
Net investment income (loss)[c]	.06		.23	.11	.06	(.03)
Net realized and unrealized gain (loss) on investment transactions	2.31		3.00	(4.11)	(7.82)	(.85)
Total from investment operations	2.37		3.23	(4.00)	(7.76)	(.88)
Less distributions from:
Net investment income	(.28)		(.12)	(.07)	(.01)	—
Net realized gains on investment transactions	—		—	—	(1.20)	—
Total distributions	(.28)		(.12)	(.07)	(1.21)	—
Redemption fees	—	***	— ***	— ***	—	—
Net asset value, end of period	$23.30		$21.21	$18.10	$22.17	$31.14
Total Return (%)	11.11[d]	**	17.93[d]	(18.10)	(26.01)	(2.75	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2		2	2	3	1
Ratio of expenses before expense reductions (%)	1.53	*	1.45	1.38	1.37	1.35	*
Ratio of expenses after expense reductions (%)	1.47	*	1.45	1.38	1.37	1.35	*
Ratio of net investment income (loss) (%)	.48	*	1.22	.53	.24	(.09	)**
Portfolio turnover rate (%)	53	*	71	89	104	72

[a]	For the six months ended April 30, 2004 (Unaudited).
[b]	For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.
[c]	Based on average shares outstanding during the period.
[d]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

Scudder Greater Europe Growth Fund

B-5

Class S

Years Ended October 31,	2004[a]		2003	2002	2001	2000	1999

Selected Per Share Data
Net asset value, beginning of period	$21.21		$18.11	$22.17	$31.14	$28.13	$24.23
Income (loss) from investment operations:
Net investment income (loss)[b]	.06		.23	.11	.06	.07	.10[c]
Net realized and unrealized gain (loss) on investment transactions	2.31		2.99	(4.10)	(7.82)	3.12	3.86
Total from investment operations	2.37		3.22	(3.99)	(7.76)	3.19	3.96
Less distributions from:
Net investment income	(.28)		(.12)	(.07)	(.01)	(.08)	(.06)
Net realized gains on investment transactions	—		—	—	(1.20)	(.10)	—
Total distributions	(.28)		(.12)	(.07)	(1.21)	(.18)	(.06)
Redemption fees	—	***	— ***	— ***	—	—	—
Net asset value, end of period	$23.30		$21.21	$18.11	$22.17	$31.14	$28.13
Total Return (%)	11.16[d]	**	17.87[d]	(18.09)	(25.97)	11.31	16.36

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	355		369	421	721	1,410	1,035
Ratio of expenses before expense reductions (%)	1.51	*	1.45	1.38	1.37	1.42[e]	1.46
Ratio of expenses after expense reductions (%)	1.47	*	1.45	1.38	1.37	1.42[e]	1.46
Ratio of net investment income (loss) (%)	.48	*	1.22	.53	.24	.22	.37
Portfolio turnover rate (%)	53	*	71	89	104	72	83

[a]	For the six months ended April 30, 2004 (Unaudited).
[b]	Based on average shares outstanding during the period.
[c]	Net investment income per share includes non-recurring dividend income amounting to $.08 per share.
[d]	Total return would have been lower had certain expenses not been reduced.
[e]	The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization was 1.41%.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

Scudder Greater Europe Growth Fund

B-6

I.	Synopsis	3

II.	Investment Strategies and Risk Factors	10

III.	Other Comparisons Between the Funds	16

IV.	Information about the Proposed Merger	19

V.	Information about Voting and the Shareholder Special Meeting	27

VI.	Regulatory and Litigation Matters	30

Exhibit A. Form of Agreement and Plan of Reorganization		A-1

Exhibit B. Financial Highlights		B-1

Scudder Investments 222 South Riverside Plaza Chicago, Illinois 60606 (312) 537-7000

For more information please call your Fund’s proxy solicitor, Georgeson Shareholder, at (888) 288-5518.

[            ]

[            ]

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	SCUDDER NEW EUROPE FUND, INC.	PROXY CARD
SCUDDER NEW EUROPE FUND
PO Box 18011	PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
Hauppauge, NY 11788-8811	345 Park Avenue, 27th Floor, New York, New York 10154
[ : ] [a.m./p.m.], Eastern time, on February 24, 2005

The undersigned hereby appoints Philip J. Collora, Daniel O. Hirsch, John Millette and Caroline Pearson, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the ‘Special Meeting’), on the matter set forth in the Notice of Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting.

Receipt of the Notice of Special Meeting and the related Proxy Statement/Prospectus is hereby acknowledged.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

YOUR VOTE IS IMPORTANT!

UNLESS VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example:  ■

VOTE ON PROPOSAL 1:
		FOR	AGAINST	ABSTAIN
1.	Approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Scudder New Europe Fund to Scudder Greater Europe Growth Fund, in exchange for shares of Scudder Greater Europe Growth Fund and the assumption by Scudder Greater Europe Growth Fund of all of the liabilities of Scudder New Europe Fund, and the distribution of such shares, on a tax-free basis, to the shareholders of Scudder New Europe Fund in complete termination and liquidation of Scudder New Europe Fund.	☐	☐	☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON REVERSE SIDE.

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

SCUDDER INTERNATIONAL FUND, INC.

This Statement of Additional Information (the “Merger SAI”) contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement dated [                    ], 2004 (the “Prospectus/Proxy Statement”) for the Special Meeting of Shareholders of Scudder New Europe Fund, Inc. (“New Europe Fund”) to be held on [February 24], 2005. This Merger SAI is not a prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus/Proxy Statement, into which this Merger SAI is hereby incorporated by reference. This Merger SAI should be read in conjunction with the Prospectus/Proxy Statement. Copies of the Prospectus/Proxy Statement may be obtained at no charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which the Merger SAI was obtained and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about Scudder Greater Europe Growth Fund (“Greater Europe Growth Fund”) is contained in the statement of additional information, dated March 1, 2004 and as amended December 1, 2004, for Class A, Class B, Class C and Institutional Class shares of Greater Europe Growth Fund, a copy of which is attached to this Merger SAI as Appendix A. The audited financial statements and related Independent Registered Public Accounting Firm’s report for Greater Europe Growth Fund contained in the Annual Report to Shareholders for the fiscal year ended October 31, 2003 and the financial statements for Greater Europe Growth Fund contained in the Semiannual Report to Shareholders for the six-month period ended April 30, 2004 are incorporated herein by reference.

Further information about New Europe Fund is contained in the statement of additional information, dated March 1, 2004, for Class A, Class B, Class C and Institutional Class shares of New Europe Fund and is incorporated herein by reference. The audited financial statements and related Independent Registered Public Accounting Firm’s report for New Europe Fund contained in the Annual Report to Shareholders for the fiscal year ended October 31, 2003 and the financial statements for New Europe Fund contained in the Semiannual Report to Shareholders for the six-month period ended April 30, 2004 are incorporated herein by reference.

The unaudited pro forma financial statements, attached hereto as Appendix B, are intended to present the financial condition and related results of operations of New Europe Fund and Greater Europe Growth Fund as if the merger had been consummated on April 30, 2003, except as otherwise indicated.

The date of this Merger SAI is [                    ], 2004.

APPENDIX A	A-1
APPENDIX B	B-1

1

APPENDIX A

Statement of Additional Information, dated March 1, 2004 and as amended December 1, 2004, for Class A, Class B, Class C and Institutional Class shares of Greater Europe Growth Fund [to be filed by amendment]

A-1

APPENDIX B

Pro Forma

Portfolio of Investments

as of April 30, 2004

(Unaudited)

	New Europe Share Amount	Greater New Europe Share Amount	Combined Pro Forma Share Amount	New Europe Market Value ($)	Greater New Europe Market Value ($)	Combined Pro Forma Market Value ($)
Common Stocks 91.0%
Austria 0.2%
Telekom Austria AG (Cost $875,942)	65,202		65,202	957,231		957,231

Finland 2.1%
Nokia Oyj (Cost $3,438,507, $9,645,296 and $13,083,803, respectively)	201,562	584,199	785,761	2,835,938	8,219,566	11,055,504

France 13.4%
Aventis SA	8,470	24,070	32,540	645,088	1,833,207	2,478,295
BNP Paribas SA	31,290	88,960	120,250	1,878,725	5,341,368	7,220,093
Cap Gemini SA	29,080	84,230	113,310	1,028,799	2,979,910	4,008,709
Compagnie de Saint-Gobain	56,340	119,380	175,720	2,843,971	6,026,150	8,870,121
Credit Agricole SA	56,397	161,224	217,621	1,390,982	3,976,445	5,367,427
Imerys SA	2,470	7,820	10,290	623,256	1,778,783	2,402,039
Lafarge SA	11,780	34,110	45,890	981,183	2,841,100	3,822,283
Publicis Groupe	23,280	67,230	90,510	697,498	2,014,295	2,711,793
Schneider Electric SA	38,402	98,466	136,868	2,586,486	6,631,971	9,218,457
Thomson SA		186,336	186,336		3,595,362	3,595,362
Total SA	23,900	69,811	93,711	4,419,609	12,909,510	17,329,119
Valeo SA	23,920	68,910	92,830	985,856	2,840,105	3,825,961

(Cost $13,816,913, $40,662,371 and $54,479,284, respectively)				18,081,453	52,768,206	70,849,659

Germany 11.3%
Adidas-Salomon AG	6,000	17,300	23,300	692,752	1,997,435	2,690,187
Deutsche Boerse AG	13,925	40,360	54,285	765,665	2,219,190	2,984,855
Deutsche Lufthansa AG	57,470	165,410	222,880	922,924	2,656,358	3,579,282
E.ON AG	49,266	140,202	189,468	3,265,069	9,291,789	12,556,858
Hochtief AG	20,310	58,770	79,080	568,108	1,643,904	2,212,012
Infineon Technologies AG	54,670	159,770	214,440	700,401	2,046,883	2,747,284
Metro AG	63,657	183,924	247,581	2,821,958	8,153,474	10,975,432
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	11,018	31,962	42,980	1,191,180	3,455,482	4,646,662
SAP AG	5,241	15,141	20,382	794,556	2,295,435	3,089,991
Siemens AG	50,535	143,207	193,742	3,648,962	10,340,494	13,989,456

(Cost $12,392,178, $35,087,252 and $47,479,430, respectively)				15,371,575	44,100,444	59,472,019

Greece 1.1%
Alpha Bank AE (Cost $1,091,038, $2,438,021 and $3,529,059, respectively)	56,529	126,319	182,848	1,761,427	3,936,063	5,697,490

Ireland 0.7%
Depfa Bank PLC (Cost $722,452, $2,065,992 and $2,788,444, respectively)	6,447	18,599	25,046	966,728	2,788,921	3,755,649

Italy 3.6%
Banca Intesa SpA	147,929	354,445	502,374	489,308	1,172,406	1,661,714
Banca Nazionale del Lavoro SpA	277,900	783,340	1,061,240	622,802	1,755,545	2,378,347
Eni SpA	215,580	517,660	733,240	4,381,818	10,521,809	14,903,627

(Cost $4,032,112, $9,881,302 and 13,913,414, respectively)				5,493,928	13,449,760	18,943,688

Luxembourg 0.9%
Arcelor (Cost $1,083,445, $2,924,919 and $4,008,364, respectively)	81,330	219,110	300,440	1,350,933	3,639,531	4,990,464

Netherlands 5.8%
Aegon NV	189,419	539,701	729,120	2,478,941	7,063,109	9,542,050
ING Groep NV	95,838	273,068	368,906	2,053,644	5,851,380	7,905,024
Koninklijke (Royal) Philips Electronics NV	58,370	162,850	221,220	1,589,344	4,434,208	6,023,552
Koninklijke Ahold NV (ADR)	158,345	457,540	615,885	1,225,905	3,542,269	4,768,174
STMicroelectronics NV	25,990	74,360	100,350	572,807	1,638,857	2,211,664

(Cost $7,059,309, $19,467,542 and $26,526,851, respectively)				7,920,641	22,529,823	30,450,464

Spain 4.7%
Banco Santander Central Hispano SA	91,080	260,530	351,610	978,028	2,797,601	3,775,629
Repsolf YPF, SA	59,280	168,170	227,450	1,248,245	3,541,117	4,789,362
Telefonica SA	280,679	799,706	1,080,385	4,174,473	11,893,840	16,068,313

(Cost $5,084,118, $14,506,570 and $19,590,688, respectively)				6,400,746	18,232,558	24,633,304

	New Europe Share Amount	Greater New Europe Share Amount	Combined Pro Forma Share Amount	New Europe Market Value ($)	Greater New Europe Market Value ($)	Combined Pro Forma Market Value ($)
Sweden 2.1%
Scania AB “B”	21,770	62,660	84,430	671,315	1,932,229	2,603,544
Skandia Forsakrings AB	324,000	913,090	1,237,090	1,272,751	3,586,840	4,859,591
Telefonaktiebolaget LM Ericsson “B”	352,595	1,014,616	1,367,211	955,705	2,750,105	3,705,810

(Cost $2,877,381, $8,212,701 and 11,090,082, respectively)				2,899,771	8,269,174	11,168,945

Switzerland 14.9%
ABB Ltd.	498,679	1,438,148	1,936,827	2,810,544	8,105,370	10,915,914
Clariant AG	52,820	150,510	203,330	670,827	1,911,515	2,582,342
Credit Suisse Group	48,510	137,930	186,440	1,711,567	4,866,551	6,578,118
Nestle SA (Registered)	15,551	44,877	60,428	3,938,026	11,364,336	15,302,362
Novartis AG (Registered)	80,750	227,810	308,560	3,603,436	10,165,928	13,769,364
Roche Holding AG	17,357	49,771	67,128	1,822,468	5,225,907	7,048,375
Swatch Group AG	7,210	20,460	27,670	958,828	2,720,892	3,679,720
UBS AG (Registered)	44,860	129,170	174,030	3,191,545	9,189,744	12,381,289
Zurich Financial Services AG	11,060	30,840	41,900	1,750,473	4,881,065	6,631,538

(Cost $16,939,481, $46,796,082 and $63,735,563, respectively)				20,457,714	58,431,308	78,889,022

United Kingdom 30.2%
AstraZeneca PLC	59,360	172,650	232,010	2,784,004	8,097,344	10,881,348
BAA PLC	300,830	665,040	965,870	2,782,213	6,150,593	8,932,806
BP PLC	308,121	1,160,851	1,468,972	2,671,541	10,065,075	12,736,616
British Sky Broadcasting Group PLC	88,160	254,730	342,890	1,044,267	3,017,312	4,061,579
Carnival PLC	29,580	85,230	114,810	1,329,442	3,830,572	5,160,014
Centrica PLC	336,770	959,500	1,296,270	1,308,732	3,728,742	5,037,474
GlaxoSmithKline PLC	183,860	531,186	715,046	3,816,137	11,025,121	14,841,258
HSBC Holdings PLC	342,730	968,245	1,310,975	4,925,263	13,914,337	18,839,600
Imperial Tobacco Group PLC	53,030	151,690	204,720	1,178,013	3,369,654	4,547,667
InterContinental Hotels Group PLC	122,320	352,890	475,210	1,146,500	3,307,622	4,454,122
ITV PLC	716,480	2,019,180	2,735,660	1,573,754	4,435,146	6,008,900
Man Group PLC	31,120	89,770	120,890	934,282	2,695,067	3,629,349
Prudential Corp. PLC	239,810	658,270	898,080	1,889,457	5,186,492	7,075,949
Royal Bank of Scotland Group PLC	133,543	384,630	518,173	4,021,092	11,581,532	15,602,624
Shell Transport & Trading Co., PLC	500,030	1,649,378	2,149,408	3,459,486	11,411,315	14,870,801
Vodafone Group PLC	2,372,061	6,832,071	9,204,132	5,779,793	16,647,110	22,426,903

(Cost $35,167,373, $98,163,940 and $133,331,313, respectively)				40,643,976	118,463,034	159,107,010

Total Common Stocks (Cost $104,580,249, $289,851,988 and $394,432,237, respectively)				125,142,061	354,828,388	479,970,449

Preferred Stock 1.2%
Germany 1.2%
Henkel KGaA (Cost $1,151,354, $3,343,734 and $4,495,088, respectively)	18,080	52,770	70,850	1,566,162	4,571,147	6,137,309

Securities Lending Collateral 6.5%
United States 6.5%
Daily Assets Fund Institutional, 1.08% (Cost $34,315,785)		34,315,785	34,315,785		34,315,785	34,315,785

Cash Equivalents 1.3%
United States 1.3%
Scudder Cash Management QP Trust, 1.08% (Cost $2,318,078, $4,799,803 and $7,117,881, respectively)	2,318,078	4,799,803	7,117,881	2,318,078	4,799,803	7,117,881

Total Investment Portfolio (Cost $108,049,681, $332,311,310 and $440,360,991, respectively)				129,026,301	398,515,123	527,541,424

CAPITALIZATION (UNAUDITED)

The following table sets forth the capitalization of each Fund as of April 30, 2004, and of the Greater Europe Growth Fund on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date.(1).

	New Europe Fund	Greater Europe Growth Fund	Pro Forma Adjustments	Pro Forma Combined
Net Assets
Class A Shares	$106,680,010	$2,616,466	—	$109,296,476
Class B Shares	$13,879,328	$271,241	—	14,150,569
Class C Shares	$6,990,467	$492,508	—	7,482,975
Institutional Class	$8,599	$—	—	8,599
Class AARP Shares	$—	$2,460,145	—	2,460,145
Class S Shares	$—	$354,940,795	—	354,940,795

Total Net assets	$127,558,404	$360,781,155		$488,339,559

Shares outstanding
Class A Shares	11,158,061	112,417	(6,573,617)	4,696,861
Class B Shares	1,552,710	11,791	(949,261)	615,240
Class C Shares	771,013	21,403	(467,212)	325,204
Institutional Class	901	—	(531)	370
Class AARP Shares	—	105,606	—	105,606
Class S Shares	—	15,233,702	—	15,233,702
Net Asset Value per share
Class A Shares	$9.56	$23.27	—	$23.27
Class B Shares	$8.94	$23.00	—	$23.00
Class C Shares	$9.07	$23.01	—	$23.01
Institutional Class	$9.54	$—	—	$23.27
Class AARP Shares	$—	$23.30	—	$23.30
Class S Shares	$—	$23.30	—	$23.30

1)	Assumes the merger had been consummated on April 30, 2004, and is for information purposes only. No assurance can be given as to how many shares of the Scudder Greater Europe Growth Fund will be received by the shareholders of the Scudder New Europe Fund on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Scudder Greater Europe Growth Fund that actually will be received on or after such date.

PRO FORMA FINANCIAL STATEMENTS

PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND

LIABILITIES AS OF APRIL 30, 2004 (UNAUDITED)

	New Europe Fund	Greater Europe Growth Fund	Pro Forma Adjustments	Pro Forma Combined
Investments, at value	$129,026,301	$398,515,123	$—	$527,541,424
Other assets less liabilities	(1,467,897)	(37,733,968)	—	(39,201,865)

Total Net assets	$127,558,404	$360,781,155	$—	$488,339,559

Net Assets
Class A Shares	$106,680,010	$2,616,466	$—	$109,296,476
Class B Shares	$13,879,328	$271,241	$—	$14,150,569
Class C Shares	$6,990,467	$492,508	$—	$7,482,975
Institutional Class	$8,599	$—	$—	$8,599
Class AARP Shares	$—	$2,460,145	$—	$2,460,145
Class S Shares	$—	$354,940,795	$—	$354,940,795

Total Net assets	$127,558,404	$360,781,155	$—	$488,339,559

Share Outstanding
Class A Shares	11,158,061	112,417	(6,573,617)	4,696,861
Class B Shares	1,552,710	11,791	(949,261)	615,240
Class C Shares	771,013	21,403	(467,212)	325,204
Institutional Class	901	—	(531)	370
Class AARP Shares	—	105,606	—	105,606
Class S Shares	—	15,233,702	—	15,233,702
Net Asset Value per Share
Class A Shares	$9.56	$23.27	—	$23.27
Class B Shares	$8.94	$23.00	—	$23.00
Class C Shares	$9.07	$23.01	—	$23.01
Institutional Class	$9.54	$—	—	$23.27
Class AARP Shares	$—	$23.30	—	$23.30
Class S Shares	$—	$23.30	—	$23.30

PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTH PERIOD ENDED APRIL 30, 2004 (UNAUDITED)

	New Europe Fund	Greater Europe Growth Fund	Pro Forma Adjustments		Pro Forma Combined
Investment Income:
Interest and dividend income	$3,230,595	$9,567,474	$—		$12,798,069

Total Investment Income	3,230,595	9,567,474			12,798,069

Expenses
Management fees	998,000	3,842,073	(1,047,552	)(2)	3,792,519
Administrative Fee	223,379	1,608,919	(1,832,298	)(3)	—
Services to Shareholders	215,006	148,320	1,028,946		1,392,272
Custodian and Accounting Fees	126,492	55,020	308,729	(4)	490,237
Distribution Service Fees	485,178	11,895	—		497,073
Auditing	24,784	7,050	64,666	(4)	96,496
Legal	24,517	1,710	4,741	(4)	30,964
Trustees fees	23,536	4,220	22,424	(4)	50,176
Reports to Shareholders	18,954	9,570	121,116	(4)	149,636
Registration Fees	23,108	4,740	30,564	(4)	58,408
All other expenses	45,338	11,392	(47,572	)(4)	9,154

Total expenses before reductions	2,208,292	5,704,909	(1,346,236	)(5)	6,566,965
Expense reductions	(22,269)	(80,452)	—		(102,721)

Expenses, net	2,186,023	5,624,457	(1,346,236)		6,464,244

Net investment income (loss)	1,044,572	3,943,017	1,346,236		6,333,825

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments, Futures and foreign currency related transactions	8,538,945	27,613,992	—		36,152,937
Net unrealized appreciation (depreciation) on investments, written options and foreign currency related transactions	23,543,188	63,899,856	—		87,443,044

Net increase in net assets from operations	$33,126,705	$95,456,865	$1,346,236		$129,929,806

Notes to Pro Forma Combining Financial Statements

(Unaudited)

April 30, 2004

1.	These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of April 30, 2004, and the unaudited pro forma condensed Statement of Operations for the twelve month period ended April 30, 2004 for Scudder New Europe Fund and Scudder Greater Europe Growth Fund as adjusted giving effect to the merger as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund and have been prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates.

Basis of Combination

Under the terms of the Plan of Reorganization, the combination will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Scudder New Europe Fund in exchange for shares of Scudder Greater Europe Growth Fund at net asset value. Following the acquisition, Scudder Greater Europe Growth Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods will not be restated.

Portfolio Valuation

Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sales price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of their taxable income to shareholders. After the acquisition, Scudder Greater Europe Growth Fund intends to continue to qualify as a regulated investment company.

2.	Represents reduction in management fees resulting from the adoption of Scudder New Europe Fund’s lower management fee agreement by Scudder Greater Europe Growth Fund upon the completion of the merger, applied to the pro forma combined average assets.

3.	Represents a reduction in expense as Scudder Greater Europe Growth Fund no longer has an Administrative Fee, effective March 31, 2004.

4.	Represents estimated increase (decrease) in expenses as a result of Scudder Greater Europe Growth Fund being responsible for certain expenses formerly covered under its Administrative Fee or resulting from the merger.

5.	Represents decrease in expense reductions as a result of the overall decrease in expenses resulting from the merger.

Scudder Greater Europe

Growth Fund

Annual Report to Shareholders

October 31, 2003

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

2  |  Scudder Greater Europe Growth Fund

Performance Summary October 31, 2003

Classes A, B and C

Average Annual Total Returns* (Unadjusted for Sales Charge)

Scudder Greater Europe Growth Fund	1-Year	3-Year	5-Year	Life of Class**
Class A(a)	17.59%	-10.82%	-1.79%	8.23%
Class B(a)	16.75%	-11.52%	-2.57%	7.37%
Class C(a)	16.69%	-11.51%	-2.55%	7.39%
MSCI Europe Index†	24.16%	-6.21%	-1.29%	7.59%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information

	Class A	Class B	Class C
Net Asset Value:
10/31/03	$21.16	$20.84	$20.84
10/31/02	$18.06	$17.85	$17.86
Distribution Information:
Twelve Months:
Income Dividends	$.07	$—	$—

Class A Lipper Rankings* - European Region Funds Category

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	125	of	160	78

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Scudder Greater Europe Growth Fund  |  3

Growth of an Assumed $10,000 Investment*(b) (Adjusted for Sales Charge)

Comparative Results* (Adjusted for Sales Charge)

Scudder Greater Europe Growth Fund		1-Year	3-Year	5-Year	Life of Class**
Class A(c)	Growth of $10,000	$11,083	$6,684	$8,610	$19,304
	Average annual total return	10.83%	-12.56%	-2.95%	7.53%
Class B(c)	Growth of $10,000	$11,375	$6,794	$8,695	$19,055
	Average annual total return	13.75%	-12.09%	-2.76%	7.37%
Class C(c)	Growth of $10,000	$11,552	$6,859	$8,699	$18,896
	Average annual total return	15.52%	-11.81%	-2.75%	7.27%
MSCI Europe Index†	Growth of $10,000	$12,416	$8,250	$9,370	$19,319
	Average annual total return	24.16%	-6.21%	-1.29%	7.59%

The growth of $10,000 is cumulative.

4  |  Scudder Greater Europe Growth Fund

Notes to Performance Summary - Class A, B, and C

*	Returns and rankings during the life of class period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

**	The Fund commenced operations on October 10, 1994. Index returns begin October 31, 1994.

[a]	Returns shown for Class A, B and C shares for the periods prior to their inception on March 19, 2001 are derived from the historical performance of Class S shares of the Scudder Greater Europe Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

[b]	The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

[c]	Returns shown for Class A, B and C shares for the periods prior to their inception on March 19, 2001 are derived from the historical performance of Class S shares of the Scudder Greater Europe Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charge of each specific class. Returns for Class A reflect the current maximum initial sales charge of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge (“CDSC”), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions on Class C shares within 1 year of purchase may be subject to a CDSC of 1%. Any difference in expenses will affect performance.

†	The MSCI Europe Index is an unmanaged capitalization-weighted measure of 15 stock markets in Europe. Index returns assume reinvestment of dividends net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this Fund’s prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund’s most up-to-date performance. On the Web, go to scudder.com.

Scudder Greater Europe Growth Fund  |  5

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

Average Annual Total Returns*

Scudder Greater Europe Growth Fund	1-Year	3-Year	5-Year	Life of Class**
Class S	17.87%	-10.59%	-1.53%	8.53%
Class AARP(a)	17.93%	-10.60%	-1.54%	8.52%
MSCI Europe Index†	24.16%	-6.21%	-1.29%	7.59%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information

	Class AARP	Class S
Net Asset Value:
10/31/03	$21.21	$21.21
10/31/02	$18.10	$18.11
Distribution Information:
Twelve Months:
Income Dividends	$.12	$.12

Class S Lipper Rankings* - European Region Funds Category

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	116	of	160	73
3-Year	99	of	128	77
5-Year	47	of	79	59

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

6  |  Scudder Greater Europe Growth Fund

Growth of an Assumed $10,000 Investment*

Comparative Results*

Scudder Greater Europe Growth Fund		1-Year	3-Year	5-Year	Life of Class**
Class S	Growth of $10,000	$11,787	$7,147	$9,257	$20,989
	Average annual total return	17.87%	-10.59%	-1.53%	8.53%
Class AARP(a)	Growth of $10,000	$11,793	$7,146	$9,256	$20,986
	Average annual total return	17.93%	-10.60%	-1.54%	8.52%
MSCI Europe Index†	Growth of $10,000	$12,416	$8,250	$9,370	$19,319
	Average annual total return	24.16%	-6.21%	-1.29%	7.59%

The growth of $10,000 is cumulative.

Scudder Greater Europe Growth Fund  |  7

Notes to Performance Summary - Class AARP and Class S

*	Returns and rankings during the life of class period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

**	The Fund commenced operations on October 10, 1994. Index returns begin October 31, 1994.

[a]	Returns shown for Class AARP shares for the periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Greater Europe Growth Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

†	The MSCI Europe Index is an unmanaged capitalization-weighted measure of 15 stock markets in Europe. Index returns assume reinvestment of dividends net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Shareholders of Class S redeeming shares held less than six months have a lower total return due to the effect of the 2% redemption fee.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this Fund’s prospectus for specific details regarding its investments and risk profile.

Please call (800) 253-2277 (Class AARP) or (800) SCUDDER (Class S) for the Fund’s most up-to-date performance. On the Web, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

8  |  Scudder Greater Europe Growth Fund

Portfolio Management Review

Scudder Greater Europe Growth Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for Scudder Greater Europe Growth Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Alexander (Sandy) Black

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

•	Joined Deutsche Asset Management in 1994.

•	Head of European Equity portfolio selection team, portfolio manager Europe ex-UK & Euroland Equity, and head of European Equity local research team: London.

•	MA, Cambridge University.

•	Joined the fund in 2002.

Julian Barrell

Director of Deutsche Asset Management and Co-Manager of the fund.

•	Joined Deutsche Asset Management in 1997 after five years of experience as fund manager for Foreign & Colonial Management Ltd.

•	Portfolio manager for European Equity and Europe ex-UK & Euroland Equity: London.

•	Joined the fund in 2002.

Joerg Breedveld

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

•	Joined Deutsche Asset Management in 1981 as a portfolio manager, previously serving as investment advisor and financial analyst for German equities within Deutsche Bank Research.

•	Head of global portfolio selection team for Europe ex-UK & Euroland Equity, member of European Equity portfolio selection team, European Mid-Cap Equity analyst and portfolio manager for German and Europe Equities: Frankfurt.

•	Joined the fund in 2002.

Scudder Greater Europe Growth Fund  |  9

Katrina Mitchell

Director of Deutsche Asset Management and Co-Manager of the fund.

•	Joined Deutsche Asset Management in 1993 as a Graduate Trainee.

•	Portfolio manager for European Equity and Europe ex-UK & Euroland Equity and member of European Equity local research team: London.

•	Joined the fund in 2002.

Michael Schmidt

CFA, Director of Deutsche Asset Management and Co-Manager of the fund.

•	Joined Deutsche Asset Management in 1992.

•	Head of global equity research team for Telecom Services sector and portfolio manager for European Equity and Europe ex-UK & Euroland Equity: Frankfurt.

•	Joined the fund in 2002.

John Wood

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

•	Joined Deutsche Asset Management in 1998 after 14 years of experience as head of UK equities for Foreign & Colonial Management, UK Equity fund manager for Mercury Asset Management, management consultant for McKinsey and fund manager, corporate finance executive and personal assistant to the chairman at SG Warburg Group.

•	MA, Oxford.

•	MBA, Harvard Business School.

•	Joined the fund in 2002.

10  |  Scudder Greater Europe Growth Fund

In the following interview, Lead Portfolio Manager Alexander “Sandy” Black discusses Scudder Greater Europe Growth Fund’s strategy and the market environment during the 12-month period ended October 31, 2003.

Q: How would you describe the European equity market environment during the fiscal year?

A: The past year can be divided into two distinct halves. European markets, along with most developed markets, delivered negative returns during the first half of the reporting period. This was due largely to the substantial sell-off that occurred in the first calendar quarter of 2003, when the threat of war in Iraq weighed heavily on stock prices. Equity markets reached their low point in mid-March, shortly before the beginning of the war. Since then, markets worldwide have been on an upward trend due to expectations of better corporate profits and a global economic recovery. Stocks rose sharply from mid-March to mid-April, and then steadily improved through the end of October, essentially without a break. Amid the volatility of the first half of the reporting period, it paid to be defensively positioned.1 During the second half of the period — when investors’ appetite for risk returned — more-aggressive investors were rewarded.

Currencies also played a significant role in European equity returns during the year. Against the US dollar, the euro rallied 17% and the British pound sterling rose 8%.2 European markets, while performing strongly on an absolute basis, did lag many other global markets. Some of this gap was offset by currency appreciation, however.

[1]	“Defensive” means a portfolio owns companies that are more likely to beat the market in a difficult environment. A defensive positioning is therefore generally positive when the market is falling and negative when it is rising.

[2]	This is a positive for investors in mutual funds with an international component, since it means holdings in foreign stocks are worth more when translated into US dollars.

Scudder Greater Europe Growth Fund  |  11

Q: What types of stocks performed well in this environment?

A: Broadly speaking, more-aggressive sectors performed well, particularly during the second half of the reporting period. These sectors include software services, semiconductors and equipment, and transportation.3 Conversely, the worst-performing sectors included some of the more-defensive industries, despite the volatility of the first half of the reporting period when such defensive positioning was beneficial. These sectors include food, beverages and tobacco; household products; and energy.

That said, returns of individual companies within the broader industry sectors were often widely divergent. That is because there were other themes that dominated market performance. First, lower-quality stocks performed very well, as investors bid up the shares of companies that were feared to be on the brink of bankruptcy. Second, small and midsize stocks outperformed their larger peers. Both of these trends were very favorable for aggressive investors and those less focused on fundamentals (such as earnings and valuations).

Q: How did Scudder Greater Europe Growth Fund perform, and what were the reasons for its relative performance?

A: For the 12-month period ended October 31, 2003, Class A shares of Scudder Greater Europe Growth Fund returned 17.59% (unadjusted for sales charges). (Please see pages 3 through 8 for the performance of other share classes.) In comparison, the fund’s benchmark, the MSCI Europe Index, produced a total return of 24.16%.4

[3]	Semiconductors are computer memory chips.
[4]	The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged, capitalization-weighted measure of 15 stock markets in Europe. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index.

12  |  Scudder Greater Europe Growth Fund

The market themes previously discussed explain why the fund underperformed versus its benchmark. First, much of the performance in European markets came from what we view as poorer quality companies — those with a large amount of debt and questionable management. Our view is that this was a short-term anomaly resulting from the fact that the global markets were rebounding from an exceptionally long downturn. We continue to believe that an emphasis on quality will prove beneficial over the long term. As a result, we remain focused on high-quality names that in many instances have not done as well as their lower-quality peers.

The second reason for the fund’s underperformance is that it has a large-cap bias, and small- and mid-cap stocks (which are more heavily represented in the benchmark) led the way during the fiscal year. We did identify some attractively valued mid-caps earlier in the year, but due to the illiquidity of many smaller stocks in Europe, it was extremely difficult to actually buy shares.5

Q: Did you reposition the portfolio during the period under review?

A: Yes. The overall aim of our strategy over the past year was to increase the portfolio’s exposure to companies that have greater sensitivity to economic trends. This positioning helped the fund gain exposure to areas of the market that are more likely to benefit from the positive direction of economic growth and corporate earnings worldwide. In increasing exposure to this area of the market, we made a corresponding reduction to some of the more defensive investments in the portfolio.

[5]	“Illiquidity” means that is difficult for large institutional investors to buy or sell stocks without affecting prices unfavorably. Large-cap stocks are generally more “liquid” than small-cap stocks.

Scudder Greater Europe Growth Fund  |  13

Q: In what areas did you make additions?

A: We added to the fund’s position in financials, particularly investment banks. In the past year, we saw an increase in initial public offerings and secondary placements, and investment banks are positioned to benefit from this trend.6 We also built up the fund’s position in Aegon N.V. — a Dutch insurance company that we believe is one of the most attractively valued in Europe — and Credit Suisse Group (Switzerland).

We also added to the fund’s position in the oil sector. Some investors fear that oil prices are poised to decline and that the prices of oil stocks will inevitably fall as well. However, we believe oil prices will stay strong for longer than the market currently expects. This should be an ongoing positive for the sector as a whole. The fund’s top holdings in this sector are Total S.A. (France) and Shell Transport & Trading Co. PLC (UK).

Other additions to the portfolio were designed to increase the fund’s sensitivity to accelerating economic activity. British Sky Broadcasting Group PLC (B Sky B) and Carnival are two such additions. Given that B Sky B is the UK’s leading pay-TV broadcaster, we expect that increased consumer confidence will help the company’s earnings. Carnival should also benefit from stronger consumer spending, as well as from favorable demographic trends. The population of the western world is aging, which has contributed to an increase in demand for cruise holidays. Moreover, Carnival has become one of the two dominant players in the industry as a result of consolidation, competitive pricing, and its management’s compensation being contingent upon solid financial returns.7

[6]	Initial public offerings, or IPOs, occur when companies that were previously private “go public”; secondary offerings are issuances of more stock by companies that are already public. Investment banks earn fees from these transactions.

[7]	“Consolidation” is the process of an industry with many players becoming an industry with fewer players due to mergers. This gives the remaining companies an improved ability to raise prices.

14  |  Scudder Greater Europe Growth Fund

Q: In what areas did you reduce the fund’s position?

A: Within the health care sector, we reduced the fund’s positions in companies such as Aventis (France) and GlaxoSmithKline PLC (UK). Generally speaking, the pharmaceuticals sector is under pressure due to the lack of exciting new medications on their way to the market. However, we prefer to expose the fund to high-growth pharmaceuticals for which the new drug “pipeline” is stronger, such as Astrazeneca PLC (UK) and Roche Holdings AG (Switzerland).

We also reduced the fund’s exposure to telecommunications stocks such as Deutsche Telekom AG (Germany). The growth potential of such companies is now very modest due to increased competition. While telecoms’ strong cash flows are attractive in declining markets, it is possible to find better earnings and cash flow growth in other areas of the market at the times when the global economy is expanding.

In the utilities sector, our most notable reduction was to the fund’s position in National Grid Transco (UK). While domiciled in the United Kingdom, National Grid owns Niagara Mohawk, which provides electric and natural gas service to customers in upstate New York. We are concerned about the fund’s exposure to the US and UK power distribution markets, where disruptions in supply occurred during the summer of 2003.

Perhaps the most interesting change to the portfolio during the fiscal period was the reduction in exposure to

Scudder Greater Europe Growth Fund  |  15

technology stocks. This sector performed extremely well, of course, and the reason we sold out of the fund’s position in some of these stocks is that many began to appear expensive compared with their underlying value. For example, we sold Infineon, the German semiconductor company, and Sage PLC, the British software company. As a result, the portfolio is now underweight in technology.8

Q: Please review the primary technique you use to evaluate stocks.

A: Many mutual fund portfolio managers use a variety of valuation measures to assess stocks. We primarily use what is known as cash-flow return on investment as the key measure of stock assessment. We like this tool because it appears to work well. We used historical data to examine several valuation measures to see which one had the best predictive power, although clearly past performance is no guarantee of future results. We like this measure because it doesn’t look just at earnings and cash flow, but also at the amount of capital required to generate the earnings and cash flow. Some businesses are capital consumptive, and over the full investment cycle, such businesses will find it difficult to generate good returns. Those are the types of businesses we would typically underweight. We want to emphasize the type of companies that make good use of their capital and are able to grow their cash flows and can therefore generate high and expanding returns.

[8]	“Underweight” means a fund holds a lower weighting than the benchmark, indicating that the manager expects the asset in question to underperform the market as a whole.

16  |  Scudder Greater Europe Growth Fund

Q: Do you have any final thoughts for shareholders?

A: We think that the portfolio is well-balanced and reasonably positioned for a recovery in the global economy and the world’s stock markets. Our view is that we are now in a phase in which higher-quality companies will once again do well relative to their lower-quality peers. We believe that the stocks in the portfolio represent the strongest franchises in Europe and that their value will be recognized over time.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Scudder Greater Europe Growth Fund  |  17

Portfolio Summary October 31, 2003

Geographical Diversification (Excludes Cash Equivalents)	10/31/03	10/31/02
United Kingdom	28%	31%
Switzerland	16%	14%
Germany	14%	11%
France	14%	16%
Netherlands	8%	9%
Italy	5%	2%
Spain	5%	6%
Finland	4%	4%
Denmark	2%	3%
Other	4%	4%

	100%	100%

Sector Diversification (Excludes Cash Equivalents)	10/31/03	10/31/02
Financials	27%	20%
Energy	13%	14%
Health Care	12%	16%
Telecommunication Services	10%	8%
Industrials	9%	10%
Consumer Discretionary	9%	10%
Consumer Staples	7%	9%
Utilities	5%	4%
Materials	4%	4%
Other	4%	5%

	100%	100%

Geographical and sector diversification are subject to change.

18  |  Scudder Greater Europe Growth Fund

Ten Largest Equity Holdings at October 31, 2003 (34.5% of Portfolio)

1. Total SA	France	4.4%
Producer of oil and natural gas

2. HSBC Holdings PLC	United Kingdom	4.0%
Provider of international banking and financial services

3. Nestle SA	Switzerland	3.9%
Producer and seller of food products

4. Telefonica SA	Spain	3.4%
Provider of telecommunication services

5. Shell Transport & Trading Co., PLC	United Kingdom	3.3%
Provider of oil and gas

6. Royal Bank of Scotland Group PLC	United Kingdom	3.3%
Provider of a wide range of financial services

7. Vodafone Group PLC	United Kingdom	3.2%
Provider of mobile telecommunication services

8. Eni SpA	Italy	3.2%
Provider of oilfield and engineering services

9. Credit Suisse Group	Switzerland	3.0%
Provider of universal banking services

10. Novartis	Switzerland	2.8%
Manufacturer of pharmaceutical and nutrition products

Portfolio holdings are subject to change.

For more complete details about the fund’s investment portfolio, see page 20. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Scudder Greater Europe Growth Fund  |  19

Investment Portfolio as of October 31, 2003

	Shares	Value ($)
Common Stocks 98.4%
Denmark 1.5%
Group 4 Falck AS	95,370	2,133,042
Tele Danmark AS	101,020	3,235,600

(Cost $5,169,246)		5,368,642

Finland 3.8%
Nokia Oyj	508,959	8,621,913
Stora Enso Oyj “R”	402,830	5,464,850

(Cost $12,746,282)		14,086,763

France 14.3%
Alcatel SA*	150,580	1,981,681
Aventis SA	109,434	5,779,779
BNP Paribas SA	47,760	2,503,072
Compagnie de Saint-Gobain	119,380	5,023,300
Credit Agricole SA	171,210	3,626,923
Credit Agricole SA (Rights)*	171,210	39,704
Schneider Electric SA	111,076	6,484,706
Suez SA	223,410	3,574,805
Thomson SA	89,220	1,874,524
Total SA	104,341	16,175,474
Valeo SA	106,460	3,976,013
Vivendi Universal SA*	89,870	1,882,970

(Cost $41,290,518)		52,922,951

Germany 12.9%
BASF AG	80,990	3,705,605
Bayerische Motoren Werke AG	99,370	3,969,311
Deutsche Boerse AG	50,980	2,826,702
Deutsche Telekom AG (Registered)*	306,498	4,815,457
E.ON AG	191,982	9,678,781
Metro AG	142,504	5,812,909
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	24,860	2,957,173
Muenchener Rueckversicherungs-Gesellschaft AG (Rights)*	24,860	204,947
Schering AG	83,870	3,906,421
Siemens AG	143,897	9,677,214

(Cost $38,072,500)		47,554,520

Greece 0.9%
Alpha Credit Bank AE (Cost $2,947,361)	152,709	3,470,494

The accompanying notes are an integral part of the financial statements.

20  |  Scudder Greater Europe Growth Fund

	Shares	Value ($)
Ireland 1.3%
Allied Irish Bank (Cost $4,668,008)	318,060	4,639,384

Italy 4.8%
Assicurazioni Generali SpA	162,960	3,741,251
Eni SpA	744,800	11,796,712
Mediolanum SpA	308,410	2,149,184

(Cost $15,229,776)		17,687,147

Luxembourg 0.9%
Arcelor (Cost $2,924,919)	219,110	3,117,291

Netherlands 8.3%
Aegon NV	702,133	9,183,307
Akzo Nobel NV	81,121	2,558,426
ING Groep NV	353,678	7,324,199
Koninklijke (Royal) Philips Electronics NV	290,230	7,803,935
Koninklijke Ahold NV*	354,080	2,988,845
STMicroelectronics NV	35,150	933,322

(Cost $27,256,540)		30,792,034

Spain 4.4%
Banco Bilbao Vizcaya Argentaria SA	327,860	3,752,115
Telefonica SA*	1,019,267	12,645,678

(Cost $13,492,239)		16,397,793

Sweden 1.2%
Svenska Handelsbanken AB “A” (Cost $3,122,875)	254,970	4,477,500

Switzerland 15.9%
ABB Ltd.*	673,782	3,949,219
Credit Suisse Group	313,060	10,997,889
Nestle SA (Registered)	65,677	14,417,261
Novartis AG (Registered)	271,300	10,310,737
Roche Holding AG	101,730	8,393,314
Syngenta AG	61,750	3,298,897
UBS AG (Registered)	123,280	7,547,943

(Cost $53,466,530)		58,915,260

United Kingdom 28.2%
AstraZeneca PLC	153,910	7,226,410
BAA PLC	665,040	5,256,823
BP PLC	1,336,481	9,272,050
British Sky Broadcasting Group PLC*	357,880	3,885,144
BT Group PLC	1,346,410	4,236,536

The accompanying notes are an integral part of the financial statements.

Scudder Greater Europe Growth Fund  |  21

	Shares	Value ($)
Carnival PLC	70,290	2,426,317
GlaxoSmithKline PLC	388,724	8,321,285
HSBC Holdings PLC	992,411	14,897,881
Imperial Tobacco Group PLC	250,960	4,158,998
National Grid Transco PLC	157,736	1,006,693
Prudential Corp. PLC	658,270	5,105,608
Royal Bank of Scotland Group PLC	449,340	12,035,022
Scottish & Southern Energy PLC	203,830	2,121,155
Shell Transport & Trading Co., PLC	1,958,818	12,227,328
Vodafone Group PLC	5,669,351	11,900,581

(Cost $92,557,151)		104,077,831

Total Common Stocks(Cost $312,943,945)		363,507,610

Preferred Stock 1.5%
Germany
Henkel KGaA (Cost $4,871,151)	76,600	5,619,494

Cash Equivalents 0.1%
Scudder Cash Management QP Trust, 1.07% (b) (Cost $497,310)	497,310	497,310

Total Investment Portfolio - 100.0% (Cost $318,312,406) (a)		369,624,414

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $320,823,601. At October 31, 2003, net unrealized appreciation for all securities based on tax cost was $48,800,813. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $52,710,641 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,909,828.

(b)	Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

At October 31, 2003, open futures contracts were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
MSCI Pan Euro	12/19/2003	200	3,536,461	3,561,983	25,522

Total net unrealized appreciation					25,522

The accompanying notes are an integral part of the financial statements.

22  |  Scudder Greater Europe Growth Fund

Financial Statements

Statement of Assets and Liabilities as of October 31, 2003

Assets
Investments:
Investments in securities, at value (cost $317,815,096)	$369,127,104
Investment in Scudder Cash Management QP Trust (cost $497,310)	497,310
Total investments in securities, at value (cost $318,312,406)	369,624,414
Foreign currency, at value (cost $460,972)	463,801
Margin deposit	375,210
Receivable for investments sold	8,654,232
Dividends receivable	80,526
Receivable for Fund shares sold	169,566
Foreign taxes recoverable	1,254,692

Total assets	380,622,441

Liabilities
Payable for investments purchased	5,166,241
Payable for Fund shares redeemed	484,672
Accrued management fee	305,350
Other accrued expenses and payables	154,015

Total liabilities	6,110,278

Net assets, at value	$374,512,163

Net Assets
Net assets consist of:
Undistributed net investment income	4,605,557
Net unrealized appreciation (depreciation) on:
Investments	51,312,008
Futures	25,522
Foreign currency related transactions	148,823
Accumulated net realized gain (loss)	(280,137,316)
Paid-in capital	598,557,569

Net assets, at value	$374,512,163

The accompanying notes are an integral part of the financial statements.

Scudder Greater Europe Growth Fund  |  23

Statement of Assets and Liabilities as of October 31, 2003 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($2,290,288 ÷ 108,230 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$21.16
Maximum offering price per share (100 ÷ 94.25 of $21.16)	$22.45
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($238,626 ÷ 11,452 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$20.84
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($363,621 ÷ 17,445 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$20.84
Maximum offering price per share (100 ÷ 99.00 of $20.84)	$21.05
Class AARP
Net Asset Value, offering and redemption price per share ($2,333,187 ÷ 110,026 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$21.21
Class S
Net Asset Value, offering and redemption price (a) per share ($369,286,441 ÷ 17,409,402 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$21.21

(a)	Redemption price per share for shares held less than six months is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

24  |  Scudder Greater Europe Growth Fund

Statement of Operations for the year ended October 31, 2003

Investment Income
Income:
Dividends (net of foreign taxes withheld of $1,492,605)	$10,096,419
Interest - Scudder Cash Management QP Trust	50,106

Total Income	10,146,525

Expenses:
Management fee	3,805,436
Administrative fee	1,673,670
Distribution service fees	10,124
Directors’ fees and expenses	13,752
Other	14,994
Total expenses before expense reductions	5,517,976
Expense reductions	(102)

Total expenses after expense reductions	5,517,874

Net investment income (loss)	4,628,651

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	(34,299,462)
Futures	33,728
Foreign currency related transactions	21,038

(34,244,696)

Net unrealized appreciation (depreciation) during the period on:
Investments	87,942,727
Futures	25,522
Foreign currency related transactions	31,543

87,999,792

Net gain (loss) on investment transactions	53,755,096

Net increase (decrease) in net assets resulting from operations	$58,383,747

The accompanying notes are an integral part of the financial statements.

Scudder Greater Europe Growth Fund  |  25

Statement of Changes in Net Assets

	Years Ended October 31,
	2003	2002
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,628,651	$3,109,291
Net realized gain (loss) on investment transactions	(34,244,696)	(79,653,018)
Net unrealized appreciation (depreciation) on investment transactions during the period	87,999,792	(21,280,083)

Net increase (decrease) in net assets resulting from operations	58,383,747	(97,823,810)

Distributions to shareholders from:
Net investment income:
Class A	(4,080)	(1,528)
Class AARP	(12,506)	(9,292)
Class S	(2,592,148)	(2,158,582)
Fund share transactions:
Proceeds from shares sold	53,576,438	162,684,885
Reinvestment of distributions	2,419,776	1,928,583
Cost of shares redeemed	(161,946,554)	(365,304,368)
Redemption fees	39,759	96,258

Net increase (decrease) in net assets from Fund share transactions	(105,910,581)	(200,594,642)
Increase (decrease) in net assets	(50,135,568)	(300,587,854)
Net assets at beginning of period	424,647,731	725,235,585

Net assets at end of period (including undistributed net investment income of $4,605,557 and $2,564,602, respectively)	$374,512,163	$424,647,731

The accompanying notes are an integral part of the financial statements.

26  |  Scudder Greater Europe Growth Fund

Financial Highlights

Class A

Years Ended October 31,	2003		2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$18.06		$22.13	$25.79

Income (loss) from investment operations:
Net investment income (loss)[b]	.18		.06	(.01)
Net realized and unrealized gain (loss) on investment transactions	2.99		(4.09)	(3.65)

Total from investment operations	3.17		(4.03)	(3.66)

Less distributions from:
Net investment income	(.07)		(.04)	—

Redemption fees	—	***	— ***	—

Net asset value, end of period	$21.16		$18.06	$22.13

Total Return (%)[c]	17.59	[d]	(18.29)	(14.19	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2		1	.72
Ratio of expenses (%)	1.65		1.66	1.64	*
Ratio of net investment income (loss) (%)	1.02		.25	(.07	)*
Portfolio turnover rate (%)	71		89	104
[a]	For the period from March 19, 2001 (commencement of sales of Class A shares) to October 31, 2001.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

Scudder Greater Europe Growth Fund  |  27

Class B

Years Ended October 31,	2003		2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$17.85		$22.02	$25.79

Income (loss) from investment operations:
Net investment income (loss)[b]	.05		(.10)	(.13)
Net realized and unrealized gain (loss) on investment transactions	2.94		(4.07)	(3.64)

Total from investment operations	2.99		(4.17)	(3.77)

Redemption fees	—	***	— ***	—

Net asset value, end of period	$20.84		$17.85	$22.02

Total Return (%)[c]	16.75		(18.97)	(14.62	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.24		.25	.05
Ratio of expenses (%)	2.45		2.46	2.44	*
Ratio of net investment income (loss) (%)	.22		(.55)	(.87	)*
Portfolio turnover rate (%)	71		89	104

[a]	For the period from March 19, 2001 (commencement of sales of Class B shares) to October 31, 2001.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

28  |  Scudder Greater Europe Growth Fund

Class C

Years Ended October 31,	2003		2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$17.86		$22.01	$25.79

Income (loss) from investment operations:
Net investment income (loss)[b]	.04		(.10)	(.11)
Net realized and unrealized gain (loss) on investment transactions	2.94		(4.05)	(3.67)

Total from investment operations	2.98		(4.15)	(3.78)

Redemption fees	—	***	— ***	—

Net asset value, end of period	$20.84		$17.86	$22.01

Total Return (%)[c]	16.69		(18.86)	(14.66	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.36		.28	.06
Ratio of expenses (%)	2.45		2.43	2.42	*
Ratio of net investment income (loss) (%)	.22		(.52)	(.85	)*
Portfolio turnover rate (%)	71		89	104

[a]	For the period from March 19, 2001 (commencement of sales of Class C shares) to October 31, 2001.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

Scudder Greater Europe Growth Fund  |  29

Class AARP

Years Ended October 31,	2003		2002	2001	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$18.10		$22.17	$31.14	$32.02

Income (loss) from investment operations:
Net investment income (loss)[b]	.23		.11	.06	(.03)
Net realized and unrealized gain (loss) on investment transactions	3.00		(4.11)	(7.82)	(.85)

Total from investment operations	3.23		(4.00)	(7.76)	(.88)

Less distributions from:
Net investment income	(.12)		(.07)	(.01)	—
Net realized gains on investment transactions	—		—	(1.20)	—

Total distributions	(.12)		(.07)	(1.21)	—

Redemption fees	—	***	— ***	—	—

Net asset value, end of period	$21.21		$18.10	$22.17	$31.14

Total Return (%)	17.93	[c]	(18.10)	(26.01)	(2.75	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2		2	3	1
Ratio of expenses (%)	1.45		1.38	1.37	1.35	*
Ratio of net investment income (loss) (%)	1.22		.53	.24	(.09	)**
Portfolio turnover rate (%)	71		89	104	72

[a]	For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

30  |  Scudder Greater Europe Growth Fund

Class S

Years Ended October 31,	2003		2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$18.11		$22.17	$31.14	$28.13	$24.23

Income (loss) from investment operations:
Net investment income (loss)[a]	.23		.11	.06	.07	.10 [b]
Net realized and unrealized gain (loss) on investment transactions	2.99		(4.10)	(7.82)	3.12	3.86

Total from investment operations	3.22		(3.99)	(7.76)	3.19	3.96

Less distributions from:
Net investment income	(.12)		(.07)	(.01)	(.08)	(.06)
Net realized gains on investment transactions	—		—	(1.20)	(.10)	—

Total distributions	(.12)		(.07)	(1.21)	(.18)	(.06)

Redemption fees	—	*	— *	—	—	—

Net asset value, end of period	$21.21		$18.11	$22.17	$31.14	$28.13

Total Return (%)	17.87	[d]	(18.09)	(25.97)	11.31	16.36

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	369		421	721	1,410	1,035
Ratio of expenses (%)	1.45		1.38	1.37	1.42 [c]	1.46
Ratio of net investment income (loss) (%)	1.22		.53	.24	.22	.37
Portfolio turnover rate (%)	71		89	104	72	83

[a]	Based on average shares outstanding during the period.

[b]	Net investment income per share includes non-recurring dividend income amounting to $.08 per share.

[c]	The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization was 1.41%.

[d]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

Scudder Greater Europe Growth Fund  |  31

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Greater Europe Growth Fund (the “Fund”) is a non-diversified series of Scudder International Fund, Inc. (the “Corporation”) which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

32  |  Scudder Greater Europe Growth Fund

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount (“initial margin”) equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Scudder Greater Europe Growth Fund  |  33

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund’s ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2003 the Fund had a net tax basis capital loss carryforward of approximately $277,627,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009 ($154,507,000), October 31, 2010 ($87,874,000) and October 31, 2011 ($35,246,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2003, the Fund’s components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$4,595,344
Undistributed net long-term capital gains	$—
Capital loss carryforwards	$(277,627,000)
Net unrealized appreciation (depreciation) on investments	$48,800,813

34  |  Scudder Greater Europe Growth Fund

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2003	2002
Distributions from ordinary income*	$2,608,734	$2,169,402

*	For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Upon the redemption or exchange of shares held by Class S shareholders for less than six months, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that Fund. Other Corporation expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $264,038,385 and $372,379,560, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.00% of the first $1,000,000,000 of the Fund’s average daily net assets, 0.90% of the next $500,000,000 of such net assets, 0.85% of the next $500,000,000

Scudder Greater Europe Growth Fund  |  35

of such net assets and 0.80% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 1.00% of the Fund’s average daily net assets. Deutsche Asset Management Investment Services Ltd. (“DeAMIS”), an affiliate of the Advisor, serves as subadvisor with the respect to the investment and reinvestment of assets in the Fund and is paid by the Advisor for its services.

Administrative Fee. Under the Administrative Agreement (the “Administrative Agreement”), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the “Administrative Fee”) of 0.400%, 0.450%, 0.425%, 0.375% and 0.375% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly for the period November 1, 2002 to December 31, 2002.

Effective January 1, 2003, the Fund’s Directors approved new Administrative Fee rates of 0.465%, 0.480%, 0.470%, 0.455% and 0.455% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provided subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their

36  |  Scudder Greater Europe Growth Fund

independent counsel). For the year ended October 31, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at October 31, 2003
Class A	$11,728	$824
Class B	1,177	95
Class C	1,388	138
Class AARP	9,153	941
Class S	1,650,224	149,362

	$1,673,670	$151,360

The Administrative Agreement between the Advisor and the Fund had been scheduled to terminate effective September 30, 2003. The Advisor and the Fund have agreed to temporarily continue the Administrative Agreement pending completion of a review by the Fund’s Independent Directors of the Fund’s shareholder servicing and related arrangements. In addition, effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.465%, 1.480%, 1.470%, 1.455% and 1.455% of average daily net assets for Class A, B, C, AARP and S shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, director and director counsel fees).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. (“SDI”), a subsidiary of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2003
Class B	$1,861	$152
Class C	2,253	222

	$4,114	$374

In addition, SDI provides information and administrative services (“Service Fee”) to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net

Scudder Greater Europe Growth Fund  |  37

assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2003	Effective Rate
Class A	$4,757		$1,210.19%
Class B	550		34.22%
Class C	703		53.23%

	$6,010		$1,297

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2003, aggregated $143. There were no underwriting commissions paid in connection with the distribution of Class C shares for the year ended October 31, 2003.

In addition, SDI receives any contingent deferred sales charge (“CDSC”) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2003, the CDSC for Class B and C shares aggregated $436 and $35, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2003, SDI received $1,496.

Directors’ Fees and Expenses. The Fund pays each Director not affiliated with the Advisor a retainer fee plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the “QP Trust”), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds’ investments in the QP Trust.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This

38  |  Scudder Greater Europe Growth Fund

fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purpose of AARP and its members.

D. Line of Credit

The Fund and several other affiliated funds (the “Participants”) share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2003		Year Ended October 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	610,928	$11,304,369	1,380,769	$27,771,016
Class B	93,407	1,671,221	24,253	469,568
Class C	27,537	504,496	64,508	1,283,644
Class AARP	226,144	4,188,951	775,828	15,551,410
Class S	1,952,046	35,907,401	5,413,119	117,609,247

		$53,576,438		$162,684,885

Shares issued to shareholders in reinvestment of distributions
Class A	212	$3,823	62	$1,375
Class AARP	655	11,843	402	8,963
Class S	133,044	2,404,110	85,905	1,918,245

		$2,419,776		$1,928,583

Scudder Greater Europe Growth Fund  |  39

	Year Ended October 31, 2003		Year Ended October 31, 2002
	Shares	Dollars	Shares	Dollars
Shares redeemed
Class A	(560,313)	$(11,127,487)	(1,355,827)	$(27,197,592)
Class B	(96,075)	(1,725,855)	(12,321)	(227,547)
Class C	(25,950)	(463,661)	(51,556)	(1,006,730)
Class AARP	(227,602)	(4,232,420)	(796,933)	(16,239,314)
Class S	(7,926,210)	(144,397,131)	(14,788,165)	(320,633,185)

		$(161,946,554)		$(365,304,368)

Redemption Fees	—	$39,759	—	$96,258

Net increase (decrease)
Class A	50,827	$180,705	25,004	$574,799
Class B	(2,668)	(54,634)	11,932	242,021
Class C	1,587	40,835	12,952	276,914
Class AARP	(803)	(31,626)	(20,703)	(678,941)
Class S	(5,841,120)	(106,045,861)	(9,289,141)	(201,009,435)

		$(105,910,581)		$(200,594,642)

40  |  Scudder Greater Europe Growth Fund

Report of Independent Auditors

To the Board of Directors of Scudder International Fund, Inc. and to the Shareholders of Scudder Greater Europe Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Greater Europe Growth Fund (the “Fund”) at October 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 23, 2003	PricewaterhouseCoopers LLP

Scudder Greater Europe Growth Fund  |  41

Tax Information (Unaudited)

The Fund paid foreign taxes of $1,636,486 and earned $6,191,931 of foreign source income during the year ended October 31, 2003. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.093 per share as foreign taxes paid and $0.35 per share as income earned from foreign sources for the year ended October 31, 2003.

For federal income tax purposes, the Fund designates $9,800,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

42  |  Scudder Greater Europe Growth Fund

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of October 31, 2003. Each individual’s age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. Each Director’s term of office extends until the next shareholder’s meeting called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the fund.

Independent Directors

Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen

Henry P. Becton, Jr. (60) Director, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48

Dawn-Marie Driscoll (56) Director, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48

Keith R. Fox (49) Director, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48

Louis E. Levy (70) Director, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48

Jean Gleason Stromberg (60) Director, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48

Scudder Greater Europe Growth Fund  |  43

Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen

Jean C. Tempel (60) Director, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); The Reference, Inc. (IT consulting for financial services); United Way of Mass Bay. Trusteeships: Connecticut College, Chair, Finance Committee; Northeastern University, Chair, Funds and Endowment Committee	48

Carl W. Vogt (67) Director, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Interested Directors and Officers2

Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen

Richard T. Hale[3](58) Chairman and Director, 2002-present Chief Executive Officer, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)	201

Brenda Lyons (40)	Managing Director, Deutsche Asset Management	n/a
President, 2003-present

Alexander Black[4](40)	Managing Director, Deutsche Asset Management	n/a
Vice President, 2002-present

44  |  Scudder Greater Europe Growth Fund

Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen

Daniel O. Hirsch[3](49) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)	n/a

Oliver S. Kratz[5](31)	Director, Deutsche Asset Management	n/a
Vice President,
2002-present

John Millette (41)	Director, Deutsche Asset Management	n/a
Vice President and
Secretary,
1999-present

Kenneth Murphy (40) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000); Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a

Paul H. Rogers (47)	Managing Director, Deutsche Asset Management	n/a
Vice President,
2001-present

Andrew Stubing[6](37)	Director, Deutsche Asset Management	n/a
Vice President,
2002-present

Alex Tedder[4](39)	Managing Director, Deutsche Asset Management	n/a
Vice President,
2002-present

Charles A. Rizzo (46) Treasurer and Chief Financial Officer, 2002-present	Director, Deutsche Asset Management (April 2000-present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)	n/a

Salvatore Schiavone (37)	Director, Deutsche Asset Management	n/a
Assistant Treasurer,
2003-present

Lucinda H. Stebbins (57)	Director, Deutsche Asset Management	n/a
Assistant Treasurer,
2003-present

Kathleen Sullivan	Director, Deutsche Asset Management	n/a
D’Eramo (46)
Assistant Treasurer,
2003-present

Scudder Greater Europe Growth Fund  |  45

Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen

Lisa Hertz[5] (33) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a

Caroline Pearson (41) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management	n/a

[1]	Length of time served represents the date that each Director was first elected to the common board of directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of directors.

[2]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.

[3]	Address: One South Street, Baltimore, Maryland

[4]	Address: 1 Appold Street, Broadgate, London, UK

[5]	Address: 345 Park Avenue, New York, New York

[6]	Address: 83 Clarence Street, Sydney, Australia

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-8000-SCUDDER.

46  |  Scudder Greater Europe Growth Fund

Investment Products

Scudder Funds

Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Tax Advantaged Dividend Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund

Scudder High Income Opportunity Fund

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Greater Europe Growth Fund  |  47

Scudder Funds (continued)

Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Intermediate Tax/AMT Free Fund (formerly Scudder Medium Term Tax-Free Fund)

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market

A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts

Retirement Programs

Traditional IRA

Roth IRA

SEP-IRA

Inherited IRA

Keogh Plan

401(k), 403(b) Plans

Variable Annuities

Education Accounts

Coverdell Education Savings Account

UGMA/UTMA

IRA for Minors

Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder RREEF Real Estate Fund II, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central Europe and Russia Fund, Inc. (formerly The Central European Equity Fund, Inc.)

The Germany Fund, Inc.

The New Germany Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund’s objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

48  |  Scudder Greater Europe Growth Fund

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.

Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities can be found on our Web site — scudder.com (type “proxy voting” in the search field) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SERAX	SERBX	SERCX
CUSIP Number	811165-695	811165-687	811165-679
Fund Number	477	677	777

Scudder Greater Europe Growth Fund  |  49

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders

Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890

Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.

Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities can be found on our Web sites — aarp.scudder.com or myScudder.com (type “proxy voting” in the search field) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class AARP	Class S

Nasdaq Symbol	SGEGX	SCGEX

Fund Number	177	077

50  |  Scudder Greater Europe Growth Fund

Scudder Greater Europe

Growth Fund

Semiannual Report to Shareholders

April 30, 2004

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Finally, the fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. All of these factors may result in greater share price volatility. Please read this fund’s prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

2  |  Scudder Greater Europe Growth Fund

Performance Summary April 30, 2004

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product’s most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns and rankings for each period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on March 19, 2001 are derived from the historical performance of Class S shares of the Scudder Greater Europe Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/04

Scudder Greater Europe Growth Fund	6-Month‡	1-Year	3-Year	5-Year	Life of Fund*
Class A	11.05%	27.78%	-4.89%	-1.58%	8.97%
Class B	10.57%	26.75%	-5.64%	-2.36%	8.11%
Class C	10.62%	26.73%	-5.63%	-2.34%	8.13%
MSCI Europe Index†	12.87%	34.54%	.06%	-.93%	8.55%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡	Total returns shown for periods less than one year are not annualized.

*	The Fund commenced operations on October 10, 1994. Index returns begin October 31, 1994.

Scudder Greater Europe Growth Fund  |  3

Net Asset Value and Distribution Information

	Class A	Class B	Class C
Net Asset Value:
4/30/04	$23.27	$23.00	$23.01
10/31/03	$21.16	$20.84	$20.84
Distribution Information:
Six Months:
Income Dividends as of 4/30/04	$.23	$.04	$.04

Class A Lipper Rankings - European Region Funds Category as of 4/30/04

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	108	of	144	75
3-Year	105	of	126	83

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

*	The Fund commenced operations on October 10, 1994. Index returns begin October 31, 1994.

4  |  Scudder Greater Europe Growth Fund

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/04

Scudder Greater Europe Growth Fund

		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$12,043	$8,108	$8,705	$21,438
	Average annual total return	20.43%	-6.75%	-2.74%	8.30%
Class B	Growth of $10,000	$12,375	$8,233	$8,789	$21,069
	Average annual total return	23.75%	-6.28%	-2.55%	8.11%
Class C	Growth of $10,000	$12,673	$8,404	$8,883	$21,113
	Average annual total return	26.73%	-5.63%	-2.34%	8.13%
MSCI Europe Index†	Growth of $10,000	$13,454	$10,019	$9,545	$21,806
	Average annual total return	34.54%	.06%	-.93%	8.55%

The growth of $10,000 is cumulative.

*	The Fund commenced operations on October 10, 1994. Index returns begin October 31, 1994.

†	The MSCI Europe Index is an unmanaged capitalization-weighted measure of 16 stock markets in Europe. Index returns assume reinvestment of dividends net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Scudder Greater Europe Growth Fund  |  5

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product’s most recent month-end performance.

Returns and rankings for each period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Shareholders of Class S redeeming shares held less than six months have a lower total return due to the effect of the 2% redemption fee.

Returns shown for Class AARP shares for the periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Greater Europe Growth Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 4/30/04

Scudder Greater Europe Growth Fund	6-Month‡	1-Year	3-Year	5-Year	Life of Fund*
Class AARP	11.11%	28.01%	-4.67%	-1.34%	9.26%
Class S	11.16%	27.99%	-4.65%	-1.32%	9.27%
MSCI Europe Index†	12.87%	34.54%	.06%	-.93%	8.55%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡	Total returns shown for periods less than one year are not annualized.
*	The Fund commenced operations on October 10, 1994. Index returns begin October 31, 1994.

Net Asset Value and Distribution Information

	Class AARP	Class S
Net Asset Value:
4/30/04	$23.30	$23.30
10/31/03	$21.21	$21.21
Distribution Information:
Six Months:
Income Dividends as of 4/30/04	$.28	$.28

6  |  Scudder Greater Europe Growth Fund

Class S Lipper Rankings - European Region Funds Category as of 4/30/04

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	107	of	144	74
3-Year	102	of	126	81
5-Year	56	of	80	70

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment

Comparative Results as of 4/30/04

Scudder Greater Europe Growth Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$12,799	$8,668	$9,355	$23,331
	Average annual total return	27.99%	–4.65%	–1.32%	9.27%
Class AARP	Growth of $10,000	$12,801	$8,664	$9,350	$23,317
	Average annual total return	28.01%	–4.67%	–1.34%	9.26%
MSCI Europe Index†	Growth of $10,000	$13,454	$10,019	$9,545	$21,806
	Average annual total return	34.54%	.06%	–.93%	8.55%

The growth of $10,000 is cumulative.

*	The Fund commenced operations on October 10, 1994. Index returns begin October 31, 1994.

†	The MSCI Europe Index is an unmanaged capitalization-weighted measure of 16 stock markets in Europe. Index returns assume reinvestment of dividends net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Scudder Greater Europe Growth Fund  |  7

Portfolio Management Review

In the following interview, Co-Manager Alexander “Sandy” Black discusses Scudder Greater Europe Growth Fund’s strategy and the market environment during the six-month period ended April 30, 2004.

Q: How would you describe the environment for European stocks during the period under review?

A: Although economic growth in Europe remains sluggish in comparison to other areas of the world, Europe’s stock markets nonetheless outperformed during the reporting period. For the six months ended April 30, 2004, the MSCI Europe Index delivered a total return of 12.87%, compared with a return of 8.43% for the MSCI World Index (which encompasses all world markets).1

The first four months of the period brought the strongest returns, as a confluence of factors supported positive market performance. Global economic growth continued to strengthen, due in part to the fact that continued tame inflation worldwide enabled central banks to keep interest rates low.2 The improvement in the global economy, in turn, led to stronger corporate earnings and improved investor sentiment. As a result, Europe joined other world markets in providing robust returns to investors. For US investors, performance also was helped by the strengthening of the euro and pound sterling versus the US dollar.3

[1]	The MSCI Europe Index is an unmanaged, capitalization-weighted measure of 16 stock markets in Europe. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets, including the United States, Canada, Europe, Australia and the Far East. Index returns assume reinvestment of all dividends net of withholding tax and do not reflect fees or expenses. It is not possible to invest directly in an index.

[2]	Low interest rates typically help spur growth.

[3]	Mutual funds that invest overseas generally invest in the local markets, meaning that they have to purchase the local currency, for example, the euro, in order to buy stocks. When the value of the currency rises, it increases the total value of the investment. For instance, if an investment in a foreign stock is unchanged (0% gain) but the currency rises 5%, the value of the investment will rise 5%.

8  |  Scudder Greater Europe Growth Fund

The final two months of the reporting period brought a more challenging environment, however, as the MSCI Europe Index fell 3.12% in March and 0.83% in April. Stock market momentum initially waned in mid-March when the terrorist attack in Spain brought geopolitical concerns back into focus. While this decline proved short-lived, the markets were hit with a second piece of bad news with the release of a surprisingly strong US payroll figure in April. This raised concerns that the US Federal Reserve would soon begin hiking interest rates, a potential negative for all world economies, Europe’s included. Investors also weighed concerns that the Chinese Central Bank would likewise take steps to slow the pace of growth in that country. Stock markets worldwide weakened as a result, with stocks in the basic materials sector getting hit the hardest. European markets, in particular, were pressured due to the widely held belief that the beginning of a cycle of rate hikes in the United States could eliminate any chance of further rate cuts by the European Central Bank.

Another notable event during the period was that the European Union (EU) underwent a substantial expansion, with 10 new member nations joining. This added 74 million people (more than half from Poland) to the current 380 million. The new members are not large in terms of aggregate gross domestic product. Taken together, in fact, they are about the same size as the Netherlands. However, we believe these countries do bring to the table much stronger economic growth than the current EU members. The expanded EU appears to be a powerful economic force. While this may be a longer-term positive for Europe, we believe the key challenge to maintaining the current economic momentum (however limited) is to introduce structural reforms of working practices and benefit systems.

Scudder Greater Europe Growth Fund  |  9

Q: What areas of the market produced the best performance?

A: The best-performing sectors were utilities, real estate and health care equipment. The surprising aspect of this breakdown is that utilities usually do not perform well during periods when bond yields are rising, since their yield advantage becomes less pronounced. Performance in this sector was dominated by strong returns from two German companies — RWE AG, which the fund does not hold, and E.ON AG, a large position in the fund. The gain in E.ON’s share price owed largely to rising power prices and the company’s divestment of noncore assets. The health care equipment sector, meanwhile, was buoyed by takeover speculation and the strength of its US peers.

In general, the best performers across all sectors were “special situations” and restructuring stories — in other words, companies that are taking meaningful steps to streamline their businesses. Such companies are viewed as being better able to boost earnings even in an environment of continued sluggish economic growth.

Q: What areas of the market lagged?

A: The worst-performing sectors were technology, food and staples, retail and commercial services. The fall in the technology sector was largely due to the sharp decline of cell phone manufacturer Nokia Oyj (Finland), in which the fund holds an overweight position. Nokia reported in mid-April that it has been losing market share and will cut prices in order to compete. Nokia has always responded to competitive challenges with innovative new products and we expect that this time will be no different. However,

10  |  Scudder Greater Europe Growth Fund

we believe the business environment definitely has become tougher for Nokia. The food retail sector also underperformed due to weak returns from UK food companies as well as Carrefour of France. The fund benefited from not holding any positions in this area. (As of 4/30/04, the fund’s position in Carrefour was sold.)

Q: What were the reasons behind the fund’s relative underperformance?

A: For the 6-month period ended April 30, 2004, Class A shares of Scudder Greater Europe Growth Fund returned 11.05% as compared to a total return of 12.87% for the MSCI Europe Index. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Please see pages 3 through 7 for the performance of other share classes and more complete performance information.)

The principal detractors from fund performance were the portfolio’s positions in technology stocks such as Nokia and the technology outsourcing and consulting firm Cap Gemini SA (France), both of which disappointed investors. An overweight position in Credit Suisse Group (Switzerland) also performed poorly as the market awaited details of the company’s switch to US accounting standards, which in some cases can make companies’ financials appear less attractive.4 However, we are encouraged by the fact that its stock began to appreciate in the second half of April.

As noted, E.ON was a strong performer for the fund during the period. Other key outperformers were Italian oil producer Eni SpA, which has benefited from rising oil prices, and Alpha Bank AE (Greece), where rising loan demand and good cost control led to a sharp jump in

[4]	“Overweight” means a fund holds a higher weighting in a given sector than the benchmark index; “underweight” means a fund holds a lower weighting than the benchmark.

Scudder Greater Europe Growth Fund  |  11

reported profits. The fund was also helped by being underweight in pharmaceutical heavyweight Glaxo-SmithKline PLC (United Kingdom), which underperformed. In the latter part of the period, we sought to capitalize on the stock’s price weakness by adding to this position.

Q: How was the fund’s portfolio positioned during the period under review?

A: The fund’s portfolio remained positioned to benefit from an environment of improving growth. Although recent market performance reflected investor concerns about the uncertain state of the global economy, we believe industrial stocks will be supported by continued strong earnings results. In addition, we expect that higher free cash flow for corporations should stimulate continued growth in capital spending, a positive for industrials. Top fund holdings in this area include ABB Ltd. (Switzerland), Siemens AG (Germany) and Schneider Electric SA (France).

Given our view that bond yields are likely to rise as the year progresses, the fund remains underweight in areas of the market that are sensitive to interest rate movements, including the telecommunications and utilities industries. The fund is also underweight in consumer stocks - both the discretionary and staples sectors - in favor of areas that provide more attractive growth opportunities.

We continue to favor the energy sector, believing that high prices for oil and gas have not yet been fully factored into stock market prices. The portfolio retains a slight overweight in technology, but we remain cautious due to what we believe is the high market valuation of the industry overall. The fund’s top holdings in energy are Eni SpA, Total SA (France) and Repsolf YPF, SA (Spain). The portfolio currently favors larger companies over

12  |  Scudder Greater Europe Growth Fund

smaller and mid-sized companies. Following two years of outperformance for smaller companies, the large-cap area is proving to be more fertile ground for finding attractively valued individual companies.

Q: What is your broad view on the current state of the European equity markets?

A: Even though investors are concerned about rising interest rates in the United States, this development may not have as negative an effect on the European markets as their poor recent performance would suggest. If US rates rise, it actually could work to Europe’s advantage, since we believe the euro would be unlikely to strengthen further against the US dollar. While this would be a negative for fund investors, a weaker euro could take some pressure off the region’s economy.5 Along this same line, we do not expect that interest rates in Europe will rise as quickly as they could in the United States given that economic growth is slower in Europe. Taking these factors together, and keeping in mind the potential benefits of the rapid growth in the peripheral European nations, we believe the months ahead will bring continued opportunities to invest in individual companies that exhibit strong growth characteristics and reasonable valuations. We intend to take advantage of broad sell-offs in the global markets to add to the fund’s positions in companies in which we have the highest level of conviction.

[5]	Typically, a weaker currency makes exports less expensive for foreign buyers, which helps increase sale volumes. When interest rates in one country or region rise more than in another, the former country generally will see its currency strengthen in relation to that of the latter country.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Scudder Greater Europe Growth Fund  |  13

Portfolio Summary April 30, 2004

Geographical Diversification (Excludes Cash Equivalents)	4/30/04	10/31/03
United Kingdom	33%	28%
Switzerland	16%	16%
France	15%	14%
Germany	14%	14%
Netherlands	6%	8%
Spain	5%	5%
Italy	4%	5%
Sweden	2%	1%
Finland	2%	4%
Other	3%	5%

	100%	100%

Sector Diversification (Excludes Cash Equivalents)	4/30/04	10/31/03
Financials	27%	27%
Energy	14%	13%
Consumer Discretionary	12%	9%
Industrials	12%	9%
Health Care	10%	12%
Telecommunication Services	8%	10%
Consumer Staples	6%	7%
Information Technology	6%	—
Utilities	4%	5%
Other	1%	8%

	100%	100%

Geographical and sector diversification are subject to change.

14  |  Scudder Greater Europe Growth Fund

Ten Largest Equity Holdings at April 30, 2004 (33.4% of Portfolio)

1.	Vodafone Group PLC	United Kingdom	4.6%
Provider of mobile telecommunication services
2.	HSBC Holdings PLC	United Kingdom	3.8%
Provider of international banking and financial services
3.	Total SA	France	3.6%
Producer of oil and natural gas
4.	Telefonica SA	Spain	3.3%
Provider of telecommunication services
5.	Royal Bank of Scotland Group PLC	United Kingdom	3.2%
Provider of a wide range of financial services
6.	Shell Transport & Trading Co., PLC	United Kingdom	3.1%
Provider of oil and gas
7.	Nestle SA	Switzerland	3.1%
Producer and seller of food products
8.	GlaxoSmithKline PLC	United Kingdom	3.0%
Developer of vaccines and health-related consumer products
9.	Eni SpA	Italy	2.9%
Provider of oilfield and engineering services
10.	Siemens AG	Germany	2.8%
Manufacturer of electrical and electronic equipment

Portfolio holdings are subject to change.

For more complete details about the fund’s investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Scudder Greater Europe Growth Fund  |  15

Investment Portfolio as of April 30, 2004 (Unaudited)

	Shares	Value ($)
Common Stocks 89.0%

Finland 2.1%
Nokia Oyj (Cost $9,645,296)	584,199	8,219,566

France 13.0%
Aventis SA	24,070	1,833,207
BNP Paribas SA	88,960	5,341,368
Cap Gemini SA*	84,230	2,979,910
Compagnie de Saint-Gobain	119,380	6,026,150
Credit Agricole SA	161,224	3,976,445
Imerys SA	7,820	1,778,783
Lafarge SA	34,110	2,841,100
Publicis Groupe SA	67,230	2,014,295
Schneider Electric SA	98,466	6,631,971
Thomson SA	186,336	3,595,362
Total SA	69,811	12,909,510
Valeo SA	68,910	2,840,105

(Cost $40,662,371)		52,768,206

Germany 11.1%
Adidas-Salomon AG	17,300	1,997,435
Deutsche Boerse AG	40,360	2,219,190
Deutsche Lufthansa AG	165,410	2,656,358
E.ON AG (c)	140,202	9,291,789
Hochtief AG	58,770	1,643,904
Infineon Technologies AG*	159,770	2,046,883
Metro AG	183,924	8,153,474
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	31,962	3,455,482
SAP AG (c)	15,141	2,295,435
Siemens AG	143,207	10,340,494

(Cost $35,087,252)		44,100,444

Greece 1.0%
Alpha Bank AE (Cost $2,438,021)	126,319	3,936,063

Ireland 0.7%
Depfa Bank PLC (Cost $2,065,992)	18,599	2,788,921

Italy 3.4%
Banca Intesa SpA	354,445	1,172,406
Banca Nazionale del Lavoro SpA*	783,340	1,755,545

The accompanying notes are an integral part of the financial statements.

16  |  Scudder Greater Europe Growth Fund

	Shares	Value ($)
Eni SpA	517,660	10,521,809

(Cost $9,881,302)		13,449,760

Luxembourg 0.9%
Arcelor (Cost $2,924,919)	219,110	3,639,531

Netherlands 5.7%
Aegon NV (c)	539,701	7,063,109
ING Groep NV (c)	273,068	5,851,380
Koninklijke (Royal) Philips Electronics NV	162,850	4,434,208
Koninklijke Ahold NV*	457,540	3,542,269
STMicroelectronics NV	74,360	1,638,857

(Cost $19,467,542)		22,529,823

Spain 4.6%
Banco Santander Central Hispano SA	260,530	2,797,601
Repsolf YPF, SA	168,170	3,541,117
Telefonica SA*	799,706	11,893,840

(Cost $14,506,570)		18,232,558

Sweden 2.1%
Scania AB “B”	62,660	1,932,229
Skandia Forsakrings AB	913,090	3,586,840
Telefonaktiebolaget LM Ericsson “B”*	1,014,616	2,750,105

(Cost $8,212,701)		8,269,174

Switzerland 14.7%
ABB Ltd.*	1,438,148	8,105,370
Clariant AG	150,510	1,911,515
Credit Suisse Group	137,930	4,866,551
Nestle SA (Registered) (c)	44,877	11,364,336
Novartis AG (Registered)	227,810	10,165,928
Roche Holding AG	49,771	5,225,907
Swatch Group AG	20,460	2,720,892
UBS AG (Registered)	129,170	9,189,744
Zurich Financial Services AG*	30,840	4,881,065

(Cost $46,796,082)		58,431,308

United Kingdom 29.7%
AstraZeneca PLC	172,650	8,097,344
BAA PLC	665,040	6,150,593
BP PLC	1,160,851	10,065,075
British Sky Broadcasting Group PLC	254,730	3,017,312
Carnival PLC	85,230	3,830,572

The accompanying notes are an integral part of the financial statements.

Scudder Greater Europe Growth Fund  |  17

	Shares	Value ($)
Centrica PLC	959,500	3,728,742
GlaxoSmithKline PLC	531,186	11,025,121
HSBC Holdings PLC	968,245	13,914,337
Imperial Tobacco Group PLC	151,690	3,369,654
InterContinental Hotels Group PLC	352,890	3,307,622
ITV PLC	2,019,180	4,435,146
Man Group PLC	89,770	2,695,067
Prudential Corp. PLC	658,270	5,186,492
Royal Bank of Scotland Group PLC	384,630	11,581,532
Shell Transport & Trading Co., PLC	1,649,378	11,411,315
Vodafone Group PLC	6,832,071	16,647,110

(Cost $98,163,940)		118,463,034

Total Common Stocks (Cost $289,851,988)		354,828,388

Preferred Stock 1.2%

Germany
Henkel KGaA (Cost $3,343,734)	52,770	4,571,147

Securities Lending Collateral 8.6%
Daily Assets Fund Institutional, 1.08% (d) (e) (Cost $34,315,785)	34,315,785	34,315,785

Cash Equivalents 1.2%
Scudder Cash Management QP Trust 1.08% (b) (Cost $4,799,803)	4,799,803	4,799,803

Total Investment Portfolio - 100.0% (Cost $332,311,310) (a)		398,515,123

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $334,632,144. At April 30, 2004, net unrealized appreciation for all securities based on tax cost was $63,882,979. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $69,254,843 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,371,864.

(b)	Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at April 30, 2004 amounted to $32,655,453, which is 9.05% of total net assets.

(d)	Daily Assets Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e)	Represents collateral held in connection with securities lending.

The accompanying notes are an integral part of the financial statements.

18  |  Scudder Greater Europe Growth Fund

Financial Statements

Statement of Assets and Liabilities as of April 30, 2004 (Unaudited)

Assets
Investments:
Investments in securities, at value (cost $293,195,722)	$359,399,535
Investment in Scudder Cash Management QP Trust (cost $4,799,803)	4,799,803
Investment in Daily Assets Fund Institutional (cost $34,315,785)*	34,315,785
Total investments in securities, at value (cost $332,311,310)	398,515,123
Receivable for investments sold	45,819
Dividends receivable	1,826,287
Interest receivable	18,088
Receivable for Fund shares sold	3,537
Foreign taxes recoverable	579,030

Total assets	400,987,884

Liabilities
Due to custodian bank	7,752
Payable for investments purchased	5,200,330
Payable upon return of securities loaned	34,315,785
Payable for Fund shares redeemed	19,282
Accrued management fee	295,291
Other accrued expenses and payables	368,289

Total liabilities	40,206,729

Net assets, at value	$360,781,155

Net Assets
Net assets consist of: Undistributed net investment income	905,908
Net unrealized appreciation (depreciation) on: Investments	66,203,813
Foreign currency related transactions	(4,905)
Accumulated net realized gain (loss)	(253,773,089)
Paid-in capital	547,449,428

Net assets, at value	$360,781,155

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Scudder Greater Europe Growth Fund  |  19

Statement of Assets and Liabilities as of April 30, 2004 (Unaudited) (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($2,616,466 ÷ 112,417 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$23.27
Maximum offering price per share (100 ÷94.25 of $23.27)	$24.69
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($271,241 ÷11,791 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$23.00
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($492,508 ÷21,403 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$23.01
Class AARP
Net Asset Value, offering and redemption price per share ($2,460,145 ÷ 105,606 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$23.30
Class S
Net Asset Value, offering and redemption price (a) per share ($354,940,795 ÷15,233,702 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$23.30

(a)	Redemption price per share for shares held less than six months is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

20  |  Scudder Greater Europe Growth Fund

Statement of Operations for the six months ended April 30, 2004 (Unaudited)

Investment Income
Income:
Dividends (net of foreign taxes withheld of $508,914)	$3,777,264
Interest - Scudder Cash Management QP Trust	14,926
Securities lending income	10,196

Total Income	3,802,386

Expenses:
Management fee	1,943,579
Administrative fee	744,851
Distribution service fees	5,704
Services to shareholders*	148,320
Custodian and accounting fees*	55,020
Auditing*	7,050
Legal*	1,710
Directors’ fees and expenses	7,654
Reports to shareholders*	9,570
Registration fees*	4,740
Other	5,567
Total expenses before expense reductions	2,933,765
Expense reductions	(80,350)

Total expenses after expense reductions	2,853,415

Net investment income (loss)	948,971

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	26,107,632
Futures	246,523
Foreign currency related transactions	10,072

26,364,227

Net unrealized appreciation (depreciation) during the period on:
Investments	14,891,805
Futures	(25,522)
Foreign currency related transactions	(153,728)
14,712,555

Net gain (loss) on investment transactions	41,076,782

Net increase (decrease) in net assets resulting from operations	$42,025,753

*	These amounts reflect one month of operating expenses previously covered by the Administrative Agreement (see Note C of the Notes to the Financial Statements).

The accompanying notes are an integral part of the financial statements.

Scudder Greater Europe Growth Fund  |  21

Statement of Changes in Net Assets

	Six Months Ended April 30, 2004 (Unaudited)	Year Ended October 31, 2003
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$948,971	$4,628,651
Net realized gain (loss) on investment transactions	26,364,227	(34,244,696)
Net unrealized appreciation (depreciation) on investment transactions during the period	14,712,555	87,999,792
Net increase (decrease) in net assets resulting from operations	42,025,753	58,383,747
Distributions to shareholders from:
Net investment income:
Class A	(24,958)	(4,080)
Class B	(505)	—
Class C	(853)	—
Class AARP	(28,480)	(12,506)
Class S	(4,593,824)	(2,592,148)
Fund share transactions:
Proceeds from shares sold	10,312,388	53,576,438
Reinvestment of distributions	4,260,197	2,419,776
Cost of shares redeemed	(65,699,821)	(161,946,554)
Redemption fees	19,095	39,759
Net increase (decrease) in net assets from Fund share transactions	(51,108,141)	(105,910,581)
Increase (decrease) in net assets	(13,731,008)	(50,135,568)
Net assets at beginning of period	374,512,163	424,647,731

Net assets at end of period (including undistributed net investment income of $905,908 and $4,605,557, respectively)	$360,781,155	$374,512,163

The accompanying notes are an integral part of the financial statements.

22  |  Scudder Greater Europe Growth Fund

Financial Highlights

Class A

Years Ended October 31,	2004[a]		2003		2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$21.16		$18.06		$22.13	$25.79

Income (loss) from investment operations:
Net investment income (loss)[c]	.04		.18		.06	(.01)
Net realized and unrealized gain (loss) on investment transactions	2.30		2.99		(4.09)	(3.65)

Total from investment operations	2.34		3.17		(4.03)	(3.66)

Less distributions from:
Net investment income	(.23)		(.07)		(.04)	—
Redemption fees	—	***	—	***	— ***	—

Net asset value, end of period	$23.27		$21.16		$18.06	$22.13

Total Return (%)[d]	11.05	[e]**	17.59	[e]	(18.29)	(14.19	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3		2		1	.72
Ratio of expenses before expense reductions (%)	1.64	*	1.65		1.66	1.64	*
Ratio of expenses after expense reductions (%)	1.63	*	1.65		1.66	1.64	*
Ratio of net investment income (loss) (%)	.32	*	1.02		.25	(.07	)*
Portfolio turnover rate (%)	53	*	71		89	104

[a]	For the six months ended April 30, 2004 (Unaudited).

[b]	For the period from March 19, 2001 (commencement of sales of Class A shares) to October 31, 2001.
[c]	Based on average shares outstanding during the period.

[d]	Total return does not reflect the effect of any sales charges.

[e]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

Scudder Greater Europe Growth Fund  |  23

Class B

Years Ended October 31,	2004[a]		2003		2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$20.84		$17.85		$22.02	$25.79

Income (loss) from investment operations:
Net investment income (loss)[c]	(.06)		.05		(.10)	(.13)
Net realized and unrealized gain (loss) on investment transactions	2.26		2.94		(4.07)	(3.64)

Total from investment operations	2.20		2.99		(4.17)	(3.77)

Less distributions from:
Net investment income	(.04)		—		—	—
Redemption fees	—	***	—	***	— ***	—

Net asset value, end of period	$23.00		$20.84		$17.85	$22.02

Total Return (%)[d]	10.57	[e]**	16.75		(18.97)	(14.62	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.27		.24		.25	.05
Ratio of expenses before expense reductions (%)	2.51	*	2.45		2.46	2.44	*
Ratio of expenses after expense reductions (%)	2.47	*	2.45		2.46	2.44	*
Ratio of net investment income (loss) (%)	(.52	)*	.22		(.55)	(.87	)*
Portfolio turnover rate (%)	53	*	71		89	104

[a]	For the six months ended April 30, 2004 (Unaudited).

[b]	For the period from March 19, 2001 (commencement of sales of Class B shares) to October 31, 2001.

[c]	Based on average shares outstanding during the period.

[d]	Total return does not reflect the effect of any sales charges.

[e]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

24  |  Scudder Greater Europe Growth Fund

Class C

Years Ended October 31,	2004[a]		2003		2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$20.84		$17.86		$22.01	$25.79

Income (loss) from investment operations:
Net investment income (loss)[c]	(.06)		.04		(.10)	(.11)
Net realized and unrealized gain (loss) on investment transactions	2.27		2.94		(4.05)	(3.67)

Total from investment operations	2.21		2.98		(4.15)	(3.78)

Less distributions from:
Net investment income	(.04)		—		—	—
Redemption fees	—	***	—	***	— ***	—

Net asset value, end of period	$23.01		$20.84		$17.86	$22.01

Total Return (%)[d]	10.62	[e]**	16.69		(18.86)	(14.66	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.49		.36		.28	.06
Ratio of expenses before expense reductions (%)	2.49	*	2.45		2.43	2.42	*
Ratio of expenses after expense reductions (%)	2.47	*	2.45		2.43	2.42	*
Ratio of net investment income (loss) (%)	(.52	)*	.22		(.52)	(.85	)*
Portfolio turnover rate (%)	53	*	71		89	104

[a]	For the six months ended April 30, 2004 (Unaudited).

[b]	For the period from March 19, 2001 (commencement of sales of Class C shares) to October 31, 2001.

[c]	Based on average shares outstanding during the period.

[d]	Total return does not reflect the effect of any sales charges.

[e]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

Scudder Greater Europe Growth Fund  |  25

Class AARP

Years Ended October 31,	2004[a]		2003		2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$21.21		$18.10		$22.17	$31.14	$32.02

Income (loss) from investment operations:
Net investment income (loss)[c]	.06		.23		.11	.06	(.03)
Net realized and unrealized gain (loss) on investment transactions	2.31		3.00		(4.11)	(7.82)	(.85)

Total from investment operations	2.37		3.23		(4.00)	(7.76)	(.88)

Less distributions from:
Net investment income	(.28)		(.12)		(.07)	(.01)	—
Net realized gains on investment transactions	—		—		—	(1.20)	—

Total distributions	(.28)		(.12)		(.07)	(1.21)	—

Redemption fees	—	***	—	***	— ***	—	—

Net asset value, end of period	$23.30		$21.21		$18.10	$22.17	$31.14

Total Return (%)	11.11	[d]**	17.93	[d]	(18.10)	(26.01)	(2.75	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2		2		2	3	1
Ratio of expenses before expense reductions (%)	1.53	*	1.45		1.38	1.37	1.35	*
Ratio of expenses after expense reductions (%)	1.47	*	1.45		1.38	1.37	1.35	*
Ratio of net investment income (loss) (%)	.48	*	1.22		.53	.24	(.09	)**
Portfolio turnover rate (%)	53	*	71		89	104	72

[a]	For the six months ended April 30, 2004 (Unaudited).

[b]	For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.

[c]	Based on average shares outstanding during the period.

[d]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

26  |  Scudder Greater Europe Growth Fund

Class S

Years Ended October 31,	2004[a]		2003		2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$21.21		$18.11		$22.17	$31.14	$28.13	$24.23

Income (loss) from investment operations:
Net investment income (loss)[b]	.06		.23		.11	.06	.07	.10 [c]
Net realized and unrealized gain (loss) on investment transactions	2.31		2.99		(4.10)	(7.82)	3.12	3.86

Total from investment operations	2.37		3.22		(3.99)	(7.76)	3.19	3.96

Less distributions from:
Net investment income	(.28)		(.12)		(.07)	(.01)	(.08)	(.06)
Net realized gains on investment transactions	—		—		—	(1.20)	(.10)	—

Total distributions	(.28)		(.12)		(.07)	(1.21)	(.18)	(.06)

Redemption fees	—	***	—	***	— ***	—	—	—

Net asset value, end of period	$23.30		$21.21		$18.11	$22.17	$31.14	$28.13

Total Return (%)	11.16	[d]**	17.87	[d]	(18.09)	(25.97)	11.31	16.36

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	355		369		421	721	1,410	1,035
Ratio of expenses before expense reductions (%)	1.51	*	1.45		1.38	1.37	1.42 [e]	1.46
Ratio of expenses after expense reductions (%)	1.47	*	1.45		1.38	1.37	1.42 [e]	1.46
Ratio of net investment income (loss) (%)	.48	*	1.22		.53	.24	.22	.37
Portfolio turnover rate (%)	53	*	71		89	104	72	83

[a]	For the six months ended April 30, 2004 (Unaudited).

[b]	Based on average shares outstanding during the period.

[c]	Net investment income per share includes non-recurring dividend income amounting to $.08 per share.

[d]	Total return would have been lower had certain expenses not been reduced.

[e]	The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization was 1.41%.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

Scudder Greater Europe Growth Fund  |  27

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Greater Europe Growth Fund (the “Fund”) is a non-diversified series of the Scudder International Fund, Inc. (the “Corporation”) which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

28  |  Scudder Greater Europe Growth Fund

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount (“initial margin”) equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Scudder Greater Europe Growth Fund  |  29

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund’s ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2003 the Fund had a net tax basis capital loss carryforward of approximately $277,627,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009 ($154,507,000), October 31, 2010 ($87,874,000) and October 31, 2011 ($35,246,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. Upon the redemption or exchange of shares held by Class S shareholders for less than six months, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

30  |  Scudder Greater Europe Growth Fund

Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that Fund. Other Corporation expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $100,458,840 and $151,185,846, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.00% of the first $1,000,000,000 of the Fund’s average daily net assets, 0.90% of the next $500,000,000 of such net assets, 0.85% of the next $500,000,000 of such net assets and 0.80% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 1.00% of the Fund’s average daily net assets. Deutsche Asset Management Investment Services Ltd. (“DeAMIS”), an affiliate of the Advisor, serves as subadvisor with the respect to the investment and reinvestment of assets in the Fund and is paid by the Advisor for its services.

Administrative Fee. Under the Administrative Agreement, the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the

Scudder Greater Europe Growth Fund  |  31

Fund of an administrative services fee (the “Administrative Fee”) of 0.465%, 0.480%, 0.470%, 0.455% and 0.455% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated effective March 31, 2004, and beginning April 1, 2004, the Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement.

For the period November 1, 2003 through March 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Not Imposed
Class A	$5,152	$66
Class B	568	7
Class C	895	12
Class AARP	4,811	62
Class S	733,425	8,935

	$744,851	$9,082

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.465%, 1.480%, 1.470%, 1.455% and 1.455% of average daily net assets for Class A, B, C, AARP and S shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees, and organizational and offering expenses).

Service Provider Fees.

Scudder Investments Service Company (“SISC”), an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation (“SSC”), also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (“DST”), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation

32  |  Scudder Greater Europe Growth Fund

are borne by SISC and SSC, not by the Fund. For the period April 1, 2004 through April 30, 2004, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Not Imposed
Class A	$450	$82
Class B	90	47
Class C	90	22
Class AARP	1,111	707
Class S	124,170	70,410

	$125,911	$71,268

Scudder Fund Accounting Corporation (“SFAC”), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. In turn, as of April 1, 2003, SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the period April 1, 2004 through April 30, 2004, the amount charged to the Fund by SFAC for accounting services aggregated $37,440, all of which is unpaid at April 30, 2004.

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. (“SDI”), a subsidiary of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2004
Class B	$1,062	$173
Class C	1,740	300

	$2,802	$473

In addition, SDI provides information and administrative services (“Service Fee”) to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of

Scudder Greater Europe Growth Fund  |  33

shareholder accounts the firms service. For the six months ended April 30, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2004	Annualized Effective Rate
Class A	$2,012		$2,945.15%
Class B	332		31.23%
Class C	558		66.24%

	$2,902		$3,042

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the six months ended April 30, 2004, aggregated $1,496 and $3, respectively.

In addition, SDI receives any contingent deferred sales charge (“CDSC”) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2004, the CDSC for Class B and C shares aggregated $7 and $0, respectively.

Directors’ Fees and Expenses. The Fund pays each Director not affiliated with the Advisor a retainer fee plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the “QP Trust”), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds’ investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next

34  |  Scudder Greater Europe Growth Fund

$10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general use of AARP and its members.

D. Securities Lending

The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund in the form of cash and/or government securities equal to 102 percent of the value of domestic securities and 105 percent of the value of foreign denominated securities on loan. The Fund may invest the cash collateral in an affiliated money market fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

E. Line of Credit

The Fund and several other affiliated funds (the “Participants”) share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Scudder Greater Europe Growth Fund  |  35

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2004		Year Ended October 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	36,225	$856,124	610,928	$11,304,369
Class B	12,921	305,532	93,407	1,671,221
Class C	4,540	104,709	27,537	504,496
Class AARP	39,109	908,788	226,144	4,188,951
Class S	345,782	8,137,235	1,952,046	35,907,401

		$10,312,388		$53,576,438

Shares issued to shareholders in reinvestment of distributions
Class A	944	$21,859	212	$3,823
Class B	21	477	—	—
Class C	31	704	—	—
Class AARP	1,168	27,057	655	11,843
Class S	181,783	4,210,100	133,044	2,404,110

		$4,260,197		$2,419,776

Shares redeemed
Class A	(32,982)	$(777,972)	(560,313)	$(11,127,487)
Class B	(12,603)	(296,868)	(96,075)	(1,725,855)
Class C	(613)	(14,263)	(25,950)	(463,661)
Class AARP	(44,697)	(1,029,067)	(227,602)	(4,232,420)
Class S	(2,703,265)	(63,581,651)	(7,926,210)	(144,397,131)
		$(65,699,821)		$(161,946,554)

Redemption Fees	—	$19,095	—	$39,759

Net increase (decrease)
Class A	4,187	$100,011	50,827	$180,705
Class B	339	9,141	(2,668)	(54,634)
Class C	3,958	91,150	1,587	40,835
Class AARP	(4,420)	(93,222)	(803)	(31,626)
Class S	(2,175,700)	(51,215,221)	(5,841,120)	(106,045,861)

		$(51,108,141)		$(105,910,581)

36  |  Scudder Greater Europe Growth Fund

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management (“DeAM”) and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Scudder Greater Europe Growth Fund  |  37

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.

Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities can be found on our Web site — scudder.com (type “proxy voting” in the search field) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SERAX	SERBX	SERCX
CUSIP Number	811165-695	811165-687	811165-679
Fund Number	477	677	777

38  |  Scudder Greater Europe Growth Fund

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders

Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890

Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.

Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type “proxy voting” in the search field) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

Class AARP Class S
Nasdaq Symbol Fund Number	SGEGX SCGEX 177 077

Scudder Greater Europe Growth Fund  |  39

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients’ information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor’s status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. With respect to accounts that are jointly held, an opt-out request received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:

AARP Investment Program, Attention: Correspondence,

P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:

Scudder Investments, Attention: Correspondence,

P.O. Box 219669, Kansas City, MO 64121-9669

For all other classes:

Scudder Investments, Attention: Correspondence — Chicago

P.O. Box 219415, Kansas City, MO 64121-9415

40 | Scudder Greater Europe Growth Fund	August 2003

Scudder New Europe Fund

Annual Report to Shareholders

October 31, 2003

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

2  |  Scudder New Europe Fund

Performance Summary October 31, 2003

Average Annual Total Returns (Unadjusted for Sales Charge)

Scudder New Europe Fund	1-Year	3-Year	5-Year	10-Year
Class A(a)	18.72%	-10.89%	1.43%	9.58%
Class B*(a)	17.76%	-11.71%	.46%	8.66%
Class C*(a)	17.65%	-11.63%	.48%	8.61%
MSCI Europe Index†	24.16%	-6.21%	-1.29%	7.95%

Scudder New Europe Fund	1-Year	Life of Class **
Institutional Class††	18.79%	6.36%
MSCI Europe Index†	24.16%	15.67%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information

	Class A	Class B	Class C	Institutional Class
Net Asset Value:
10/31/03	$8.68	$8.09	$8.20	$8.67
10/31/02	$7.35	$6.87	$6.97	$7.36
Distribution Information:
Twelve Months:
Income Dividends	$.04	$—	$—	$.06

Class A Lipper Rankings - European Region Funds Category

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	98	of	160	61
3-Year	103	of	128	80
5-Year	23	of	79	29
10-Year	2	of	20	10

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Scudder New Europe Fund  |  3

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)

Comparative Results (Adjusted for Sales Charge)

Scudder New Europe Fund		1-Year	3-Year	5-Year	10-Year	Life of Class**
Class A(c)	Growth of $10,000	$11,189	$6,670	$10,120	$23,533	—
	Average annual total return	11.89%	-12.63%	.24%	8.94%	—
Class B*(c)	Growth of $10,000	$11,461	$6,775	$10,194	$22,948	—
	Average annual total return	14.61%	-12.17%	.38%	8.66%	—
Class C*(c)	Growth of $10,000	$11,647	$6,832	$10,140	$22,609	—
	Average annual total return	16.47%	-11.93%	.28%	8.50%	—
Institutional Class††	Growth of $10,000	$11,879	—	—	—	$10,767
	Average annual total return	18.79%	—	—	—	6.36%
MSCI Europe Index†	Growth of $10,000	$12,416	$8,250	$9,370	$21,491	$11,824
	Average annual total return	24.16%	-6.21%	-1.29%	7.95%	15.67%

The growth of $10,000 is cumulative.

4  |  Scudder New Europe Fund

Notes to Performance Summary

*	Returns during the 1-year period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

**	Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.

[a]	Returns for Class A, B and C shares for the periods prior to their inception date on September 3, 1999 are derived from the historical performance of Class M shares, adjusted to reflect the higher gross total annual operating expenses of each specific class. Prior to September 3, 1999, the Fund operated as a closed-end investment company. On September 3, 1999, the Fund became an open-end investment company and offered additional classes of shares. The Fund’s performance may have been lower if it had operated as an open-end fund during these periods. On September 3, 2000, Class M shares automatically converted to Class A shares. Any difference in expenses will affect performance.

[b]	The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

[c]	Returns shown for Class A, B and C shares for the periods prior to their inception on September 3, 1999 are derived from the historical performance of Class M shares, adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Prior to September 3, 1999, the Fund operated as a closed-end investment company. On September 3, 1999, the Fund became an open-end investment company and offered additional classes of shares. The Fund’s performance may have been lower if it had operated as an open-end fund during these periods. On September 3, 2000, Class M shares automatically converted to Class A shares. Returns for Class A reflect the current maximum initial sales charge of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge (“CDSC”), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. Any difference in expenses will affect performance.

†	The MSCI Europe Index is a total return index, reported in U.S. dollars, based on share prices and reinvested gross dividends of approximately 600 companies (only those securities deemed sufficiently liquid for trading by investors) from the following 16 countries: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The securities represented in this index may experience loss of invested principal and are subject to investment risk. In exchange for greater growth potential, investments in foreign securities can have added risks. These include changes in currency rates, economic and monetary policy, differences in auditing standards and risks related to political and economic developments. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

††	Institutional Class shares are not subject to sales charge.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund’s prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund’s most up-to-date performance. On the Web, go to scudder.com.

Scudder New Europe Fund  |  5

Portfolio Management Review

Scudder New Europe Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for Scudder New Europe Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Alexander (Sandy) Black

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

•	Joined Deutsche Asset Management in 1994 and the fund in 2002.

•	Head of European Equity portfolio selection team, portfolio manager Europe ex-UK & Euroland Equity, and head of European Equity local research team: London.

•	MA, Cambridge University.

Joerg Breedveld

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

•	Joined Deutsche Asset Management in 1981 as a portfolio manager, previously serving as investment advisor and financial analyst for German equities within Deutsche Bank Research.

•	Head of global portfolio selection team for Europe ex-UK & Euroland Equity, member of European Equity portfolio selection team, European Mid-Cap Equity analyst and portfolio manager for German and Europe Equities: Frankfurt.

•	Joined the fund in 2002.

Michael Schmidt

CFA, Director of Deutsche Asset Management and Co-Manager of the fund.

•	Joined Deutsche Asset Management in 1992 and the fund in 2002.

•	Head of global equity research team for Telecom Services sector and portfolio manager for European Equity and Europe ex-UK & Euroland Equity: Frankfurt.

Katrina Mitchell

Director of Deutsche Asset Management and Co-Manager of the fund.

•	Joined Deutsche Asset Management in 1993 as a Graduate Trainee and the fund in 2002.

•	Portfolio manager for European Equity and Europe ex-UK & Euroland Equity and member of European Equity local research team: London.

6  |  Scudder New Europe Fund

In the following interview, Lead Portfolio Manager Alexander “Sandy” Black discusses Scudder New Europe Fund’s strategy and the market environment during the 12-month period ended October 31, 2003.

Q: How would you describe the European equity market environment during the fiscal year?

A: The past year can be divided into two distinct halves. European markets, along with most developed markets, delivered negative returns during the first half of the reporting period. This was due largely to the substantial sell-off that occurred in the first calendar quarter of 2003, when the threat of war in Iraq weighed heavily on stock prices. Equity markets reached their low point in mid-March, shortly before the beginning of the war. Since then, markets worldwide have been on an upward trend due to expectations of better corporate profits and a global economic recovery. Stocks rose sharply from mid-March to mid-April, and then steadily improved through the end of October, essentially without a break. Amid the volatility of the first half of the reporting period, it paid to be defensively positioned.1 During the second half of the period - when investors’ appetite for risk returned - more-aggressive investors were rewarded.

Currencies also played a significant role in European equity returns during the year. Against the US dollar, the euro rallied 17% and the British pound sterling rose 8%.2 European markets, while performing strongly on an absolute basis, did lag many other global markets. Some of this gap was offset by currency appreciation, however.

[1]	“Defensive” means a portfolio owns companies that are more likely to beat the market in a difficult environment. A defensive positioning is therefore generally positive when the market is falling and negative when it is rising.

[2]	This is a positive for investors in international mutual funds, since it means holdings in foreign stocks are worth more when translated into US dollars.

Scudder New Europe Fund  |  7

Q: What types of stocks performed well in this environment?

A: Broadly speaking, more-aggressive sectors performed well. These include software services, semiconductors and equipment, and transportation.3 Conversely, the worst-performing sectors included some of the more-defensive industries such as food, beverages and tobacco; household products; and energy.

That said, returns of individual companies within the broader industry sectors were often widely divergent. That is because there were other themes that dominated market performance. First, lower-quality stocks performed very well, as investors bid up the shares of companies that were feared to be on the brink of bankruptcy. Second, small and midsize stocks outperformed their larger peers. Both of these trends were very favorable for aggressive investors and those less focused on fundamentals (such as earnings and valuations).

Q: How did Scudder New Europe Fund perform, and what were the reasons for its relative performance?

A: For the 12-month period ended October 31, 2003, Class A shares of Scudder New Europe Fund returned 18.72% (unadjusted for sales charges). (Please see page 3 for the performance of other share classes.) In comparison, the fund’s benchmark, the MSCI Europe Index, produced a total return of 24.16%.4

The market themes previously discussed explain why the fund underperformed vs. its benchmark. First, much of

[3]	Semiconductors are computer memory chips.

[4]	The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged, capitalization-weighted measure of 15 stock markets in Europe. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index.

8  |  Scudder New Europe Fund

the performance in European markets came from what we view as poorer quality companies — those with a large amount of debt and questionable management. Our view is that this was a short-term anomaly resulting from the fact that the global markets were rebounding from an exceptionally long downturn. We continue to believe that an emphasis on quality will prove beneficial over the long term. As a result, we remain focused on high-quality names that in many instances have not done as well as their lower-quality peers.

The second reason for the fund’s underperformance is that it is has a large-cap bias, and small- and mid-cap stocks (which are more heavily represented in the benchmark) led the way during the fiscal year. We did identify some attractively valued mid-caps earlier in the year, but due to the illiquidity of many smaller stocks in Europe, it was extremely difficult to actually buy shares.5

Q: Did you reposition the portfolio during the period under review?

A: Yes. The overall aim of our strategy over the past year was to increase the portfolio’s exposure to companies that have greater sensitivity to economic trends. This positioning helped the fund gain exposure to areas of the market that are more likely to benefit from the positive direction of economic growth and corporate earnings worldwide. In increasing exposure to this area of the market, we made a corresponding reduction to some of the more defensive investments in the portfolio.

Q: In what areas did you make additions?

A: We added to financials, particularly investment banks. In the past year, we saw an increase in initial public

[5]	“Illiquidity” means that is difficult for large institutional investors to buy or sell stocks without affecting prices unfavorably. Large-cap stocks are generally more “liquid” than small-cap stocks.

Scudder New Europe Fund  |  9

offerings and secondary placements, and investment banks are positioned to benefit from this trend.6 We also built up the fund’s position in Aegon NV*- a Dutch insurance company that we believe is one of the most attractively valued in Europe - and Credit Suisse Group* (Switzerland).

We also added to the oil sector. Some investors fear that oil prices are poised to decline and that the prices of oil stocks will inevitably fall as well. However, we believe oil prices will stay strong for longer than the market currently expects. This should be an ongoing positive for the sector as a whole. The fund’s top holdings in this sector are Total SA (France) and Shell Transport & Trading Co., PLC (UK).

Other additions to the portfolio were designed to increase the fund’s sensitivity to accelerating economic activity. British Sky Broadcasting Group PLC* (B Sky B) and Carnival PLC* are two such additions. Given that B Sky B is the UK’s leading pay-TV broadcaster, we expect that increased consumer confidence will help the company’s earnings. Carnival PLC should also benefit from stronger consumer spending, as well as from favorable demographic trends. The population of the western world is aging, which has contributed to an increase in demand for cruise holidays. Moreover, Carnival PLC has become one of the two dominant players in the industry as a result of consolidation, its pricing is competitive, and its management’s compensation is contingent upon solid financial returns.7

*	Not owned by the fund on October 31, 2002.

[6]	I.e., companies selling stock in the marketplace. Initial public offerings, or IPOs occur when companies that were previously private “go public”; secondary offerings are issuances of more stock by companies that are already public. Investment banks earn fees from these transactions.

[7]	“Consolidation” is the process of an industry with many players becoming an industry with fewer players due to mergers. This gives the remaining companies an improved ability to raise prices.

10  |  Scudder New Europe Fund

Q: In what areas did you reduce the fund’s position?

A: Within the health care sector, we reduced our positions in companies such as Aventis (France) and GlaxoSmithKline PLC (UK). (As of October 31, 2003, positions in Aventis were sold.)

Generally speaking, the pharmaceuticals sector is under pressure due to the lack of exciting new medications on their way to the market. However, we prefer exposure to high-growth pharmaceuticals for which the new drug “pipeline” is stronger, such as AstraZeneca PLC (UK) and Roche Holding AG (Switzerland).

We also reduced exposure to telecommunications stocks such as Deutsche Telekom AG (Germany). The growth potential of such companies is now very modest due to increased competition. While telecoms’ strong cash flows are attractive in declining markets, it is possible to find better earnings and cash flow growth in other areas of the market at the times when the global economy is expanding.

In the utilities sector, our most notable reduction was a relatively new addition to the portfolio in the beginning of the fiscal year: National Grid Transco PLC* (UK). While domiciled in the United Kingdom, National Grid Transco PLC owns Niagara Mohawk in the United States. We initially found National Grid attractive but we became concerned about exposure to the US and UK power distribution markets, where disruptions in supply occurred during the summer of 2003.

Perhaps the most interesting change to the portfolio during the fiscal period was the reduction in exposure to

*	Not owned by the fund on October 31, 2002.

Scudder New Europe Fund  |  11

technology stocks. This sector performed extremely well, of course, and the reason we sold out of some of these stocks is that many began to appear expensive compared with their underlying value. For example, we sold Infineon,* the German semiconductor company, and Sage PLC,* the British software company. As a result, the portfolio is now underweight in technology.8

Q: Please review the primary technique you use to evaluate stocks.

A: Many mutual fund portfolio managers use a variety of valuation measures to assess stocks. We primarily use what is known as cash-flow return on investment as the key measure of stock assessment. We like this tool because it appears to work well. We used historical data to examine several valuation measures to see which one had the best predictive power, although clearly past performance is no guarantee of future results. We like this measure because it doesn’t look just at earnings and cash flow, but also at the amount of capital required to generate the earnings and cash flow. Some businesses are capital consumptive, and over the full investment cycle, such businesses will find it difficult to generate good returns. Those are the types of businesses we would typically underweight. We want to emphasize the type of companies that make good use of their capital and are able to grow their cash flows and can therefore generate high and expanding returns.

*	Not owned by the fund on October 31, 2002.

[8]	“Underweight” means a fund holds a lower weighting than the benchmark, indicating that the manager expects the asset in question to underperform the market as a whole.

12  |  Scudder New Europe Fund

Q: Do you have any final thoughts for shareholders?

A: We think that the portfolio is well-balanced and reasonably positioned for a recovery in the global economy and the world’s stock markets. Our view is that we are now in a phase in which higher-quality companies will once again do well relative to their lower-quality peers. We believe that the stocks in the portfolio represent the strongest franchises in Europe and that their value will be recognized over time.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Scudder New Europe Fund  |  13

Portfolio Summary October 31, 2003

Geographical (Excludes Cash Equivalents)	10/31/03	10/31/02
United Kingdom	28%	30%
Switzerland	16%	14%
Germany	16%	11%
France	13%	15%
Netherlands	10%	8%
Italy	5%	4%
Finland	4%	4%
Spain	3%	6%
Luxembourg	1%	—
Other	4%	8%

	100%	100%

Sector Diversification (Excludes Cash Equivalents)	10/31/03	10/31/02
Financials	29%	22%
Energy	12%	14%
Health Care	11%	17%
Industrials	10%	8%
Telecommunication Services	10%	9%
Consumer Discretionary	8%	8%
Consumer Staples	7%	9%
Utilities	5%	3%
Materials	4%	4%
Other	4%	6%

	100%	100%

Geographical and sector diversification are subject to change.

14  |  Scudder New Europe Fund

Ten Largest Equity Holdings at October 31, 2003 (35.4% of Portfolio)

1. Total SA Provider of oil and natural gas	France	4.6%

2. HSBC Holdings PLC Provider of international banking and financial services	United Kingdom	4.1%

3. Nestle SA Producer and seller of food products	Switzerland	3.7%

4. Royal Bank of Scotland Group PLC Provider of a wide range of financial services	United Kingdom	3.7%

5. Vodafone Group PLC Provider of mobile telecommunication services	United Kingdom	3.4%

6. Novartis AG Manufacturer of pharmaceutical and nutrition products	Switzerland	3.3%

7. Eni SpA Provider of oilfield and engineering services	Italy	3.2%

8. Telefonica SA Provider of telecommunication services	Spain	3.2%

9. Siemens AG Manufacturer of electrical and electronic equipment	Germany	3.2%

10. Credit Suisse Group Provider of universal banking services	Switzerland	3.0%

Portfolio holdings are subject to change.

For more complete details about the fund’s investment portfolio, see page 16. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Scudder New Europe Fund  |  15

Investment Portfolio as of October 31, 2003

	Shares	Value ($)
Common Stocks 98.5%
Denmark 0.8%
TDC A/S (Cost $994,629)	33,590	1,075,864

Finland 4.0%
Nokia Oyj	188,432	3,192,093
Stora Enso Oyj “R”	136,240	1,848,252

(Cost $4,707,741)		5,040,345

France 13.3%
BNP Paribas SA	27,070	1,418,722
Compagnie de Saint-Gobain	56,340	2,370,688
Credit Agricole SA	120,530	2,553,314
Credit Agricole SA (Rights)*	120,530	27,951
Schneider Electric SA*	37,422	2,184,726
Suez SA	38,465	615,482
Total SA	37,230	5,771,584
Valeo SA*	32,250	1,204,456
Vivendi Universal SA*	30,020	628,984

(Cost $13,642,393)		16,775,907

Germany 14.2%
BASF AG*	30,420	1,391,832
Bayerische Motoren Werke AG	30,150	1,204,335
Deutsche Boerse AG	17,975	996,665
Deutsche Telekom AG (Registered)	102,548	1,611,154
E.ON AG	66,616	3,358,449
Metro AG	53,427	2,179,351
Muenchener Rueckversicherungs-Gesellschaft AG
(Registered)	8,570	1,019,428
Muenchener Rueckversicherungs-Gesellschaft AG (Rights)*	8,570	70,651
Schering AG	43,220	2,013,062
Siemens AG	59,355	3,991,682

(Cost $14,689,666)		17,836,609

Greece 1.0%
Alpha Credit Bank AE, 144A (Cost $1,091,038)	56,529	1,284,689

Ireland 1.3%
Allied Irish Bank PLC (Cost $1,598,517)	108,900	1,588,470

Italy 5.1%
Assicurazioni Generali SpA	70,780	1,624,974

The accompanying notes are an integral part of the financial statements.

16  |  Scudder New Europe Fund

	Shares	Value ($)
Eni SpA	252,910	4,005,782
Mediolanum SpA	107,250	747,382

(Cost $5,576,700)		6,378,138

Luxembourg 1.4%
Arcelor (Cost $1,635,827)	122,420	1,741,677

Netherlands 10.1%
Aegon NV	240,417	3,144,451
Akzo Nobel NV	35,990	1,135,067
ING Groep NV	132,618	2,746,341
Koninklijke (Royal) Philips Electronics NV	108,950	2,929,534
Koninklijke Ahold NV*	122,740	1,036,068
Royal Dutch Petroleum Co.	31,103	1,376,560
STMicroelectronics NV	12,030	319,427

(Cost $12,306,234)		12,687,448

Spain 3.2%
Telefonica SA* (Cost $3,204,738)	322,709	4,003,736

Sweden 1.0%
Svenska Handelsbanken AB “A” (Cost $870,116)	71,559	1,256,640

Switzerland 16.1%
ABB Ltd.*	225,796	1,323,452
Credit Suisse Group*	107,190	3,765,616
Nestle SA (Registered)*	21,501	4,719,849
Novartis AG (Registered)	110,400	4,195,744
Roche Holding AG*	34,267	2,827,226
Syngenta AG	17,330	925,828
UBS AG (Registered)	41,670	2,551,288

(Cost $18,833,025)		20,309,003

United Kingdom 27.0%
AstraZeneca PLC	51,250	2,406,299
BAA PLC	351,860	2,781,285
BP PLC	192,321	1,334,258
British Sky Broadcasting Group PLC*	122,540	1,330,294
BT Group PLC	479,830	1,509,805
Carnival PLC	24,070	830,864
GlaxoSmithKline PLC	85,830	1,837,334
HSBC Holdings PLC	342,730	5,144,996
Imperial Tobacco Group PLC	76,150	1,261,985
National Grid Transco PLC	52,506	335,101

The accompanying notes are an integral part of the financial statements.

Scudder New Europe Fund  |  17

	Shares	Value ($)
Prudential PLC	239,810	1,859,990
Royal Bank of Scotland Group PLC	172,003	4,606,890
Scottish & Southern Energy PLC	135,220	1,407,165
Shell Transport & Trading Co., PLC	500,030	3,121,286
Vodafone Group PLC	2,039,941	4,282,057

(Cost $31,083,141)		34,049,609

Total Common Stocks (Cost $110,233,765)		124,028,135

Preferred Stock 1.5%
Germany
Henkel KGaA (Cost $1,610,925)	25,250	1,852,379

Cash Equivalents 0.0%
Scudder Cash Management QP Trust, 1.07% (b) (Cost $32,023)	32,023	32,023

Total Investment Portfolio — 100.0% (Cost $111,876,713) (a)		125,912,537

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $112,344,541. At October 31, 2003, net unrealized appreciation for all securities based on tax cost was $13,567,996. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $15,126,859 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,558,863.

(b)	Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

18  |  Scudder New Europe Fund

Financial Statements

Statement of Assets and Liabilities as of October 31, 2003

Assets
Investments:
Investments in securities, at value (cost $111,844,690)	$125,880,514
Investment in Scudder Cash Management QP Trust (cost $32,023)	32,023
Total investments in securities, at value (cost $111,876,713)	125,912,537
Receivable for investments sold	3,345,561
Dividends receivable	22,478
Receivable for Fund shares sold	28,378
Foreign taxes recoverable	359,430

Total assets	129,668,384

Liabilities
Payable for investments purchased	2,905,995
Notes payable	150,000
Interest payable	245
Payable for Fund shares redeemed	326,134
Accrued management fee	86,019
Other accrued expenses and payables	112,884

Total liabilities	3,581,277

Net assets, at value	$126,087,107

Net Assets
Net assets consist of:
Undistributed net investment income	1,386,300
Net unrealized appreciation (depreciation) on:
Investments	14,035,824
Foreign currency related transactions	35,488
Accumulated net realized gain (loss)	(50,055,598)
Paid-in capital	160,685,093

Net assets, at value	$126,087,107

The accompanying notes are an integral part of the financial statements.

Scudder New Europe Fund  |  19

Statement of Assets and Liabilities as of October 31, 2003 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($104,607,538 ÷12,055,421 shares of capital stock outstanding, $.01 par value, 200,000,000 shares authorized)	$8.68
Maximum offering price per share (100 ÷ 94.25 of $8.68)	$9.21
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($14,338,819 ÷ 1,773,424 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$8.09
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($7,137,327 ÷ 870,488 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$8.20
Maximum offering price per share (100 ÷ 99.00 of $8.20)	$8.28
Institutional Class

Net Asset Value, offering and redemption price per share ($3,423 ÷ 395 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$8.67

The accompanying notes are an integral part of the financial statements.

20  |  Scudder New Europe Fund

Statement of Operations for the year ended October 31, 2003

Investment Income
Dividends (net of foreign taxes withheld of $492,555)	$3,257,926
Interest — Scudder Cash Management QP Trust	27,647

Total Income	3,285,573

Expenses:
Management fee	941,524
Administrative fee	467,759
Services to shareholders	29,982
Distribution service fees	457,379
Directors’ fees and expenses	18,642
Interest expense	3,832
Other	42,337

Total expenses before expense reductions	1,961,455
Expense reductions	(4,447)

Total expenses after expense reductions	1,957,008

Net investment income (loss)	1,328,565

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	(7,372,060)
Futures	(298)
Foreign currency related transactions	75,525

(7,296,833)

Net unrealized appreciation (depreciation) during the period on:
Investments	27,131,403
Foreign currency related transactions	1,222

27,132,625

Net gain (loss) on investment transactions	19,835,792

Net increase (decrease) in net assets resulting from operations	$21,164,357

The accompanying notes are an integral part of the financial statements.

Scudder New Europe Fund  |  21

Statement of Changes in Net Assets

	Years Ended October 31,
	2003	2002
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,328,565	$565,589
Net realized gain (loss) on investment transactions	(7,296,833)	(23,634,834)
Net unrealized appreciation (depreciation) on investment transactions during the period	27,132,625	(6,447,086)
Net increase (decrease) in net assets resulting from operations	21,164,357	(29,516,331)
Distributions to shareholders from:
Net investment income:
Class A	(536,050)	—
Institutional Class	(8)	—
Fund share transactions:
Proceeds from shares sold	55,235,012	121,959,923
Reinvestment of distributions	385,744	—
Cost of shares redeemed	(78,512,216)	(151,283,969)
Net increase (decrease) in net assets from Fund share transactions	(22,891,460)	(29,324,046)
Increase (decrease) in net assets	(2,263,161)	(58,840,377)
Net assets at beginning of period	128,350,268	187,190,645

Net assets at end of period (including undistributed net investment income of $1,386,300 and $518,268, respectively)	$126,087,107	$128,350,268

The accompanying notes are an integral part of the financial statements.

22  |  Scudder New Europe Fund

Financial Highlights

Class A

Years Ended October 31,	2003	2002	2001	2000	1999[a]
Selected Per Share Data
Net asset value, beginning of period	$7.35	$9.01	$15.78	$14.87	$14.27

Income (loss) from investment operations:
Net investment income (loss)[b]	.09	.04	.02	(.09)	(.03)
Net realized and unrealized gain (loss) on investment transactions	1.28	(1.70)	(3.43)	2.95	.63

Total from investment operations	1.37	(1.66)	(3.41)	2.86	.60

Less distributions from:
Net investment income	(.04)	—	—	—	—
Net realized gains on investment transactions	—	—	(3.36)	(1.95)	—

Total distributions	(.04)	—	(3.36)	(1.95)	—

Net asset value, end of period	$8.68	$7.35	$9.01	$15.78	$14.87

Total Return (%)[c]	18.72	(18.42)	(26.93)	18.77	4.20	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	105	104	150	281	32
Ratio of expenses before expense reductions (%)	1.42	1.38	1.40[d]	1.74	1.63	*
Ratio of expenses after expense reductions (%)	1.42	1.38	1.38[d]	1.72	1.63	*
Ratio of net investment income (loss) (%)	1.20	.50	.17	(.55)	(1.21	)*
Portfolio turnover rate (%)	77	93	94	87	58	*

[a]	For the period from September 3, 1999 (commencement of operations) to October 31, 1999.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.36% and 1.36%, respectively.

*	Annualized

**	Not annualized

Scudder New Europe Fund  |  23

Class B

Years Ended October 31,	2003	2002	2001	2000	1999[a]
Selected Per Share Data
Net asset value, beginning of period	$6.87	$8.50	$15.20	$14.49	$13.91

Income (loss) from investment operations:
Net investment income (loss)[b]	.03	(.02)	(.09)	(.20)	(.05)
Net realized and unrealized gain (loss) on investment transactions	1.19	(1.61)	(3.25)	2.86	.63

Total from investment operations	1.22	(1.63)	(3.34)	2.66	.58

Less distributions from:
Net realized gains on investment transactions	—	—	(3.36)	(1.95)	—

Total distributions	—	—	(3.36)	(1.95)	—

Net asset value, end of period	$8.09	$6.87	$8.50	$15.20	$14.49

Total Return (%)[c]	17.76[d]	(19.18)	(27.61)	17.79	4.17	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	17	26	40	20
Ratio of expenses before expense reductions (%)	2.26	2.21	2.39[e]	2.64	2.36	*
Ratio of expenses after expense reductions (%)	2.23	2.21	2.38[e]	2.63	2.36	*
Ratio of net investment income (loss) (%)	.45	(.33)	(.83)	(1.21)	(1.95	)*
Portfolio turnover rate (%)	77	93	94	87	58	*

[a]	For the period from September 3, 1999 (commencement of operations) to October 31, 1999.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Total return would have been lower had certain expenses not been reduced.

[e]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.31% and 2.31%, respectively.

*	Annualized

**	Not annualized

24  |  Scudder New Europe Fund

Class C

Years Ended October 31,	2003	2002	2001	2000	1999[a]
Selected Per Share Data
Net asset value, beginning of period	$6.97	$8.61	$15.34	$14.62	$14.02

Income (loss) from investment operations:
Net investment income (loss)[b]	.03	(.02)	(.07)	(.20)	(.04)
Net realized and unrealized gain (loss) on investment transactions	1.20	(1.62)	(3.30)	2.87	.64

Total from investment operations	1.23	(1.64)	(3.37)	2.67	.60

Less distributions from:
Net realized gains on investment transactions	—	—	(3.36)	(1.95)	—
Total distributions	—	—	(3.36)	(1.95)	—

Net asset value, end of period	$8.20	$6.97	$8.61	$15.34	$14.62

Total Return (%)[c]	17.65[d]	(19.05)	(27.54)	17.69	4.28	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	7	11	17	5
Ratio of expenses before expense reductions (%)	2.22	2.19	2.20[e]	2.67	2.40	*
Ratio of expenses after expense reductions (%)	2.21	2.19	2.20[e]	2.66	2.40	*
Ratio of net investment income (loss) (%)	.47	(.31)	(.65)	(1.18)	(1.99	)*
Portfolio turnover rate (%)	77	93	94	87	58	*

[a]	For the period from September 3, 1999 (commencement of operations) to October 31, 1999.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Total return would have been lower had certain expenses not been reduced.

[e]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.15% and 2.15%, respectively.

*	Annualized

**	Not annualized

Scudder New Europe Fund  |  25

Institutional Class

Years Ended October 31,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$7.36	$8.12
Income (loss) from investment operations:
Net investment income (loss)[b]	.11	— [c]
Net realized and unrealized gain (loss) on investment transactions	1.26	(.76)

Total from investment operations	1.37	(.76)

Less distributions from:
Net investment income	(.06)	—

Total distributions	(.06)	—

Net asset value, end of period	$8.67	$7.36

Total Return (%)	18.79	(9.36	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.003	.001
Ratio of expenses (%)	1.15	1.10	*
Ratio of net investment income (loss) (%)	1.53	(.23	)*
Portfolio turnover rate (%)	77	93

[a]	For the period from August 19, 2002 (commencement of operations of Institutional Class shares) to October 31, 2002.

[b]	Based on average shares outstanding during the period.

[c]	Amount is less than $.005.

*	Annualized

**	Not annualized

26  |  Scudder New Europe Fund

Notes to Financial Statements

A. Significant Accounting Policies

Scudder New Europe Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Scudder New Europe Fund  |  27

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2003 the Fund had a net tax basis capital loss carryforward of approximately $49,588,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009 ($15,362,000), October 31, 2010 ($26,418,000) and October 31, 2011 ($7,808,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment

28  |  Scudder New Europe Fund

transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2003, the Fund’s components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$1,395,354
Undistributed net long-term capital gains	$—
Capital loss carryforwards	$(49,588,000)
Net unrealized appreciation (depreciation) on investments	$13,567,996

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2003	2002
Distributions from ordinary income*	$536,058	—

*	For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $93,748,448 and $114,061,631, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The

Scudder New Europe Fund  |  29

management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250,000,000 of the Fund’s average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.75% of the Fund’s average daily net assets. Deutsche Asset Management Investment Services Ltd. (“DeAMIS”), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund and is paid by the Advisor for its services.

Administrative Fee. Under the Administrative Agreement (the “Administrative Agreement”), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the “Administrative Fee”) of 0.40%, 0.45%, 0.425% and 0.35% of the average daily net assets for Class A, B, C and Institutional Class shares, respectively, computed and accrued daily and payable monthly.

For the period November 1, 2002 through September 30, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated
Class A	$377,964
Class B	63,636
Class C	26,082
Institutional Class	77

$467,759

The Administrative Agreement between the Advisor and the Fund terminated September 30, 2003 and the Fund will directly bear the cost of those expenses formerly covered under the Administrative Agreement.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50% of average daily net assets for Class A, B and C shares and at 1.10% of average daily net assets for the Institutional Class

30  |  Scudder New Europe Fund

shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, director and director counsel fees). Accordingly, under these arrangements, the Advisor reimbursed certain operating expenses of $4,447, for the year ended October 31, 2003.

Service Provider Fees.

Scudder Investments Service Company (“SISC”), an affiliate of the Advisor, is the Fund’s transfer, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (“DST”), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the period October 1, 2003 through October 31, 2003, the amount charged to the Fund by SISC aggregated $29,572, all of which is unpaid at October 31, 2003.

Scudder Fund Accounting Corporation (“SFAC”), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. In turn, as of April 1, 2003, SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the period October 1, 2003 through October 31, 2003, the amount charged to the Fund by SFAC for accounting services aggregated $12,660, all of which is unpaid at October 31, 2003.

Prior to September 30, 2003, the fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. (“SDI”), a subsidiary of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2003
Class B	$115,227	$10,036
Class C	50,577	4,934

	$165,804	$14,970

In addition, SDI provides information and administrative services (“Service Fee”) to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of

Scudder New Europe Fund  |  31

shareholder accounts the firms service. For the year ended October 31, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2003	Effective Rate
Class A	$238,560		$22,712.23%
Class B	36,876		2,849.24%
Class C	16,139		1,403.24%

	$291,575		$26,964

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2003 aggregated $3,995. There were no underwriting commissions paid in connection with the distribution of Class C shares for the year ended October 31, 2003.

In addition, SDI receives any contingent deferred sales charge (“CDSC”) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C of the value of the shares redeemed. For the year ended October 31, 2003, the CDSC for Class B and C shares aggregated $37,103 and $752, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2003, SDI received $135,738.

Directors’ Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the “QP Trust”), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds’ investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended October 31, 2003, there were no custody credits earned.

32  |  Scudder New Europe Fund

E. Line of Credit

The Fund and several other affiliated funds (the “Participants”) share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemptions requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. At the end of the period, $150,000 was outstanding. Interest expense incurred on the borrowings amounted to $3,832 for the year ended October 31, 2003. The average dollar amount of the borrowings was $212,639 and the weighted average interest rate on these borrowings was 1.533%.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2003		Year Ended October 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	6,405,929	$49,571,190	12,099,853	$102,694,828
Class B	532,905	3,734,470	2,070,406	16,029,052
Class C	193,569	1,379,018	401,371	3,235,043
Institutional Class	68,781	550,334	123 *	1,000 *

		$55,235,012		$121,959,923

Shares issued to shareholders in reinvestment of distributions
Class A	52,331	$385,736	—	—
Institutional Class	1	8	—	—

		$385,744		—

Shares redeemed
Class A	(8,570,358)	$(66,697,795)	(14,622,227)	$(125,486,257)
Class B	(1,278,219)	(9,060,777)	(2,619,817)	(20,555,236)
Class C	(307,876)	(2,201,800)	(658,224)	(5,242,476)
Institutional Class	(68,510)	(551,844)	—	—

		$(78,512,216)		$(151,283,969)

Scudder New Europe Fund  |  33

	Year Ended October 31, 2003		Year Ended October 31, 2002
	Shares	Dollars	Shares	Dollars
Net increase (decrease)
Class A	(2,112,098)	$(16,740,869)	(2,522,374)	$(22,791,429)
Class B	(745,314)	(5,326,307)	(549,411)	(4,526,184)
Class C	(114,307)	(822,782)	(256,853)	(2,007,433)
Institutional Class	272	(1,502)	123 *	1,000 *

		$(22,891,460)		$(29,324,046)

*	For the period from August 19, 2002 (commencement of operations of Institutional Class shares) to October 31, 2002.

34  |  Scudder New Europe Fund

Report of Ernst & Young LLP,

Independent Auditors

To the Board of Directors and Shareholders of Scudder New Europe Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder New Europe Fund (the “Fund”), (one of a series of Scudder New Europe Fund, Inc.) as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder New Europe Fund (one of a series of Scudder New Europe Fund, Inc.) at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principle generally accepted in the United States.

Boston, Massachusetts December 22, 2003

Scudder New Europe Fund  |  35

Tax Information (Unaudited)

The Fund paid foreign taxes of $493,000 and earned $1,845,000 of foreign source income during the year ended October 31, 2003. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.04 per share as foreign taxes paid and $0.13 per share as income earned from foreign sources for the year ended October 31, 2003.

For federal income tax purposes, the Fund designates $1,535,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

36  |  Scudder New Europe Fund

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of October 31, 2003. Each individual’s age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Director’s term of office extends until the next shareholder’s meeting called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the fund.

Independent Directors

Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen

John W. Ballantine (57) Director, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); F.N.B. Corporation (bank holding company); Prisma Energy International (owner and operator of Enron’s international energy infrastructure business).	82

Lewis A. Burnham (70) Director, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation.	82

Donald L. Dunaway (66) Director, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994).	82

James R. Edgar (57) Director, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty-care products).	82

Paul K. Freeman (53) Director, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998).	82

Scudder New Europe Fund  |  37

Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen

Robert B. Hoffman (66) Director, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999).	82

Shirley D. Peterson (62) Director, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); Trustee, Bryn Mawr College; AK Steel (steel production).	82

Fred B. Renwick (73) Director, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees.	82

William P. Sommers (70) Director, 1979-present	Retired; formerly, President and Chief Executive Officer, SRI International (research and development) (1994-1998); prior thereto, Executive Vice President, lameter (medical information and educational service provider); Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm). Directorships: PSI Inc. (satellite engineering and components); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena); Guckenheimer Enterprises (executive food services).	82

John G. Weithers (70) Director, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems.	82

38  |  Scudder New Europe Fund

Interested Directors and Officers2

Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen

Richard T. Hale[3] (58) Chairman and Director, 2002-present Chief Executive Officer, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)	201

Brenda Lyons[4,7] (40) President, 2003-present	Managing Director, Deutsche Asset Management	n/a

Alexander Black[5] (40) Vice President, 2002-present	Managing Director, Deutsche Asset Management	n/a

Philip J. Collora (57) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a

Daniel O. Hirsch[3] (49) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)	n/a

Kenneth Murphy[4] (40) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000); Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a

Charles A. Rizzo[4] (46) Treasurer and Chief Financial Officer, 2002-present	Director, Deutsche Asset Management (April 2000-present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)	n/a

Scudder New Europe Fund  |  39

Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen

Salvatore Schiavone[4] (37) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Lucinda H. Stebbins[4] (57) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo[4] (46) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

John Millette[4] (41) Secretary, 2001-present	Director, Deutsche Asset Management	n/a

Lisa Hertz[6] (33) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a

Caroline Pearson[4] (41) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a

[1]	Length of time served represents the date that each Director was first elected to the common board of directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of directors.

[2]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.

[3]	Address: One South Street, Baltimore, Maryland

[4]	Address: Two International Place, Boston, Massachusetts

[5]	Address: 1 Appold Street, Broadgate, London, UK

[6]	Address: 345 Park Avenue, New York, New York

[7]	Ms. Lyons was elected by the Directors as President on November 19, 2003.

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

40  |  Scudder New Europe Fund

Investment Products

Scudder Funds

Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Tax Advantaged Dividend Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund

Scudder High Income Opportunity Fund

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder New Europe Fund  |  41

Scudder Funds (continued)

Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Intermediate Tax/AMT Free Fund (formerly Scudder Medium Term Tax-Free Fund)

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market

A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts

Retirement Programs

Traditional IRA

Roth IRA

SEP-IRA

Inherited IRA

Keogh Plan

401(k), 403(b) Plans

Variable Annuities

Education Accounts

Coverdell Education Savings Account

UGMA/UTMA

IRA for Minors

Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder RREEF Real Estate Fund II, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central Europe and Russia Fund, Inc. (formerly The Central European Equity Fund, Inc.)

The Germany Fund, Inc.

The New Germany Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund’s objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

42  |  Scudder New Europe Fund

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.

Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities can be found on our Web site — scudder.com (type “proxy voting” in the search field) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KNEAX	KNEBX	KNECX	KNEIX
CUSIP Number	81118E-108	81118E-207	81118E-306	81118E-405
Fund Number	022	222	322	529

Scudder New Europe Fund  |  43

Scudder New Europe Fund

Semiannual Report to Shareholders

April 30, 2004

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Finally, the fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. All of these factors may result in greater share price volatility. Please read this fund’s prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

2  |  Scudder New Europe Fund

Performance Summary April 30, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product’s most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

Returns during all periods shown for Class B, Class C and Institutional Class reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns for Class A, B and C shares prior to September 3, 1999 are derived from the historical performance of Class M shares, adjusted to reflect the higher gross total annual operating expenses of each specific class. Prior to September 3, 1999, the Fund operated as a closed-end investment company. On September 3, 1999, the Fund became an open-end investment company and offered additional classes of shares. The Fund’s performance may have been lower if it had operated as an open-end fund during these periods. On September 3, 2000, Class M shares automatically converted to Class A shares. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/04

Scudder New Europe Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	11.44%	28.63%	-4.54%	1.16%	9.80%
Class B	11.04%	27.63%	-5.38%	.19%	8.87%
Class C	11.01%	27.67%	-5.34%	.21%	8.82%
MSCI Europe Index†	12.87%	34.54%	.06%	-.93%	8.44%

Scudder New Europe Fund	6-Month‡	1-Year	Life of Class*
Institutional Class	11.63%	29.05%	11.45%
MSCI Europe Index†	12.87%	34.54%	18.91%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡	Total returns shown for periods less than one year are not annualized.

*	Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.

Scudder New Europe Fund  |  3

Net Asset Value and Distribution Information

	Class A	Class B	Class C	Institutional Class
Net Asset Value:
4/30/04	$9.56	$8.94	$9.07	$9.54
10/31/03	$8.68	$8.09	$8.20	$8.67
Distribution Information:
Six Months: Income Dividends as of 4/30/04	$.11	$.03	$.03	$.14

Class A Lipper Rankings — European Region Funds Category as of 4/30/04

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	102	of	144	71
3-Year	100	of	126	79
5-Year	28	of	80	35
10-Year	2	of	20	10

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

4  |  Scudder New Europe Fund

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/04

Scudder New Europe Fund

		1-Year	3-Year	5-Year	10-Year	Life of Class*
Class A	Growth of $10,000	$12,123	$8,197	$9,983	$23,998	—
	Average annual total return	21.23%	-6.41%	-.03%	9.15%	—
Class B	Growth of $10,000	$12,463	$8,304	$10,052	$23,403	—
	Average annual total return	24.63%	-6.01%	.10%	8.87%	—
Class C	Growth of $10,000	$12,767	$8,483	$10,108	$23,296	—
	Average annual total return	27.67%	-5.34%	.21%	8.82%	—
Institutional Class	Growth of $10,000	$12,905	—	—	—	$12,020
	Average annual total return	29.05%	—	—	—	11.45%
MSCI Europe Index†	Growth of $10,000	$13,454	$10,019	$9,545	$22,481	$13,347
	Average annual total return	34.54%	.06%	-.93%	8.44%	18.91%

The growth of $10,000 is cumulative.

*	Institutional Class shares commenced operations on August 19, 2002. Index returns begin August 31, 2002.

†	The MSCI Europe Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of December 2003, the MSCI Europe Index consisted of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Scudder New Europe Fund  |  5

Portfolio Management Review

In the following interview, Co-Manager Alexander “Sandy” Black discusses Scudder New Europe Fund’s strategy and the market environment during the six-month period ended April 30, 2004.

Q: Will you discuss the environment for European stocks during the period under review?

A: Although economic growth in Europe remains sluggish in comparison with other areas of the world, Europe’s markets nonetheless outperformed during the reporting period. For the six months ended April 30, the MSCI Europe Index delivered a total return of 12.87%, compared with a return of 8.43% for the MSCI World Index (which encompasses all world markets).1

The first four months of the period brought the strongest returns, as a confluence of factors supported positive market performance. Global economic growth continued to strengthen, due in part to the fact that continued tame inflation worldwide enabled central banks to keep interest rates low.2 The improvement in the global economy, in turn, led to stronger corporate earnings and improved investor sentiment. As a result, Europe joined other world markets in providing robust returns to investors. For US investors, performance also was helped by the strengthening of the euro and pound sterling versus the US dollar.3

[1]	The MSCI Europe Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of December 2003, the MSCI Europe Index consisted of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index.

[2]	Low interest rates typically help spur growth.

[3]	Mutual funds that invest overseas generally invest in the local markets, meaning that they have to purchase the local currency, for example, the euro, in order to buy stocks. When the value of the currency rises, it increases the total value of the investment. For instance, if an investment in a foreign stock is unchanged (0% gain) but the currency rises 5%, the value of the investment will rise 5%.

6  |  Scudder New Europe Fund

The final two months of the reporting period brought a more challenging environment, however, as the MSCI Europe Index fell 3.12% in March and 0.83% in April. Stock market momentum initially waned in mid-March when the terrorist attack in Spain brought geopolitical concerns back into focus. While this decline proved short-lived, the markets were hit with a second piece of bad news with the release of a surprisingly strong US payroll figure in April. This raised concerns that the US Federal Reserve would soon begin hiking interest rates, a potential negative for all world economies, Europe’s included. Investors also weighed concerns that the Chinese central bank would likewise take steps to slow the pace of growth in that country. Stock markets worldwide weakened as a result, with stocks in the basic materials sector getting hit the hardest. European markets, in particular, were pressured due to the widely held belief that the beginning of a cycle of rate hikes in the United States eliminates any chance of further rate cuts by the European Central Bank.

Another notable event during the period was that the European Union (EU) underwent a substantial enlargement, with 10 new member nations joining. This added 74 million people (more than half from Poland) to the current 380 million. The new members are not large in terms of aggregate gross domestic product. Taken together, in fact, they are about the same size as the Netherlands. However, these countries do bring to the table much stronger economic growth than the current EU members. The enlarged EU is a powerful economic force. While this is a longer-term positive for Europe, the key challenge to maintaining the current economic momentum (however limited) is to introduce structural reforms of working practices and benefit systems.

Scudder New Europe Fund  |  7

Q: What areas of the market produced the best performance?

A: The best-performing sectors in the European markets were utilities, real estate and health care equipment. The surprising aspect of this breakdown is that utilities usually do not perform well during periods when bond yields are rising, since their yield advantage becomes less pronounced. Performance in this sector was dominated by strong returns from two German companies — RWE AG, which the fund does not hold, and E.ON AG, a large position in the fund. The gain in E.ON’s share price owed largely to rising power prices and the company’s divestment of noncore assets. The health care equipment sector, meanwhile, was buoyed by takeover speculation and the strength of its US peers.

In general, the best performers across all sectors were “special situations” and restructuring stories — in other words, companies that are taking meaningful steps to streamline their businesses. Such companies are viewed as being better able to boost earnings even in an environment of continued sluggish economic growth.

Q: What areas of the market lagged?

A: The worst-performing sectors were technology, food and staples, retail and commercial services. The fall in the technology sector was largely due to the sharp decline of cell phone manufacturer Nokia Oyj (Finland), in which the fund holds an overweight position. Nokia reported in mid-April that it has been losing market share and will cut prices in order to compete. Nokia has always responded to competitive challenges with innovative new products and we expect that this time will be no different. However, the business environment definitely has become tougher for

8  |  Scudder New Europe Fund

Nokia. The food retail sector also underperformed due to weak returns from UK food companies as well as Carrefour of France. The fund benefited from not holding any positions in this area. (As of 4/30/04, the fund’s position in Carrefour was sold.)

Q: What were the reasons behind the fund’s relative underperformance?

A: For the six-month period ended April 30, 2004, Class A shares of Scudder New Europe Fund returned 11.44%, compared to a total return of 12.87% for the MSCI Europe Index. (Return is unadjusted for sales charges. If sales charges had been included, return would have been lower. Please see pages 3 through 5 for the performance of other share classes and more complete performance information.)

The principal detractors from fund performance were the portfolio’s positions in technology stocks such as Nokia and the technology outsourcing and consulting firm Cap Gemini SA (France), both of which disappointed investors. An overweight position in Credit Suisse Group (Switzerland) also performed poorly as the market awaited details of the company’s switch to US accounting standards, which in some cases can make companies’ financials appear less attractive.4 However, we are encouraged by the fact that its stock began to appreciate in the second half of April.

As noted, E.ON was a strong performer for the fund during the period. Other key outperformers were Italian oil producer Eni SpA, which has benefited from rising oil prices, and Alpha Bank AE (Greece), where rising loan demand and good cost control led to a sharp jump

4	“Overweight” means a fund holds a higher weighting in a given sector than the benchmark index; “underweight” means a fund holds a lower weighting than the benchmark.

Scudder New Europe Fund  |  9

in reported profits. The fund was also helped by being underweight in pharmaceutical heavyweight GlaxoSmithKline PLC, which underperformed. In the latter part of the period, we sought to capitalize on the stock’s price weakness by adding to this position.

Q: How was the portfolio positioned during the period under review?

A: The portfolio remained positioned to benefit from an environment of improving growth. Although recent market performance reflected investor concerns about the uncertain state of the global economy, we believe industrial stocks will be supported by continued strong earnings results. In addition, higher free cash flow for corporations should stimulate continued growth in capital spending, a positive for industrials. Top fund holdings in this area include ABB Ltd. (Switzerland), Siemens AG (Germany) and Schneider Electric SA (France).

Given our view that bond yields are likely to rise as the year progresses, the fund remains underweight in areas of the market that are sensitive to interest rate movements, including the telecommunications and utilities industries. The fund is also underweight in consumer stocks — both the discretionary and staples sectors — in favor of areas that provide more attractive growth opportunities.

We continue to favor the energy sector, believing that high prices for oil and gas have not yet been fully factored into stock market prices. The portfolio retains a slight overweight in technology, but we remain cautious due to what we believe is the high market valuation of the industry overall. The fund’s top holdings in energy are Eni SpA (Italy), Total SA (France) and Repsolf YPF SA (Spain).

10  |  Scudder New Europe Fund

Q: What is your broad view on the current state of the European equity markets?

A: We remain reasonably optimistic about economic growth both in the United States, which continues to benefit from low interest rates, and in Europe, where activity is recovering from depressed levels. If US rates rise, it actually could work to Europe’s advantage, since the euro would be unlikely to strengthen further against the US dollar. While this would be a negative for fund investors, a weaker euro would take some pressure off the region’s economy.5 Along this same line, we do not expect that interest rates in Europe will rise as quickly as they could in the United States given that economic growth is slower in Europe. Taking these factors together, and keeping in mind the potential benefits of the rapid growth in the peripheral European nations, we believe the months ahead will bring continued opportunities to invest in individual companies that exhibit strong growth characteristics and reasonable valuations. We intend to take advantage of broad sell-offs in the global markets to add to the fund’s positions in companies in which we have the highest level of conviction.

5	A weaker currency makes exports less expensive for foreign buyers, which helps increase sales volumes.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Scudder New Europe Fund  |  11

Portfolio Summary April 30, 2004

Geographical (Excludes Cash Equivalents)	4/30/04	10/31/03
United Kingdom	32%	28%
Switzerland	16%	16%
France	14%	13%
Germany	14%	16%
Netherlands	6%	10%
Spain	5%	3%
Italy	5%	5%
Sweden	2%	1%
Finland	2%	4%
Other	4%	4%

	100%	100%

Sector Diversification (Excludes Cash Equivalents)	4/30/04	10/31/03
Financials	27%	29%
Energy	13%	12%
Industrials	13%	10%
Consumer Discretionary	11%	8%
Health Care	10%	11%
Telecommunication Services	9%	10%
Consumer Staples	6%	7%
Utilities	3%	5%
Materials	3%	4%
Other	5%	4%

	100%	100%

Geographical and sector diversification are subject to change.

12  |  Scudder New Europe Fund

Ten Largest Equity Holdings at April 30, 2004 (33.1% of Portfolio)

1. Vodafone Group PLC	United Kingdom	4.5%
Provider of mobile telecommunication services

2. HSBC Holdings PLC	United Kingdom	3.8%
Provider of international banking and financial services

3. Total SA	France	3.4%
Provider of oil and natural gas

4. Eni SpA	Italy	3.4%
Provider of oilfield and engineering services

5. Telefonica SA	Spain	3.2%
Provider of telecommunication services

6. Royal Bank of Scotland Group PLC	United Kingdom	3.1%
Provider of a wide range of financial services

7. Nestle SA	Switzerland	3.1%
Producer and seller of food products

8. GlaxoSmithKline PLC	United Kingdom	3.0%
Developer of vaccines and health-related consumer products

9. Siemens AG	Germany	2.8%
Manufacturer of electrical and electronic equipment

10. Novartis AG	Switzerland	2.8%
Manufacturer of pharmaceutical and nutrition products

Portfolio holdings are subject to change.

For more complete details about the fund’s investment portfolio, see page 14. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Scudder New Europe Fund  |  13

Investment Portfolio as of April 30, 2004 (Unaudited)

	Shares	Value ($)
Common Stocks 97.0%

Austria 0.7%
Telekom Austria AG* (Cost $875,942)	65,202	957,231

Finland 2.2%
Nokia Oyj (Cost $3,438,507)	201,562	2,835,938

France 13.8%
Aventis SA	8,470	645,088
BNP Paribas SA	31,290	1,878,725
Cap Gemini SA*	29,080	1,028,799
Compagnie de Saint-Gobain	56,340	2,843,971
Credit Agricole SA	56,397	1,390,982
Imerys SA	2,740	623,256
Lafarge SA	11,780	981,183
Publicis Groupe	23,280	697,498
Schneider Electric SA	38,402	2,586,486
Total SA	23,900	4,419,609
Valeo SA	23,920	985,856

(Cost $13,816,913)		18,081,453

Germany 11.9%
Adidas-Salomon AG	6,000	692,752
Deutsche Boerse AG	13,925	765,665
Deutsche Lufthansa AG	57,470	922,924
E.ON AG	49,266	3,265,069
Hochtief AG	20,310	568,108
Infineon Technologies AG*	54,670	700,401
Metro AG	63,657	2,821,958
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	11,018	1,191,180
SAP AG	5,241	794,556
Siemens AG	50,535	3,648,962

(Cost $12,392,178)		15,371,575

Greece 1.4%
Alpha Bank AE (Cost $1,091,038)	56,529	1,761,427

Ireland 0.8%
Depfa Bank PLC (Cost $722,452)	6,447	966,728

Italy 4.3%
Banca Intesa SpA	147,929	489,308
Banca Nazionale del Lavoro SpA*	277,900	622,802

The accompanying notes are an integral part of the financial statements.

14  |  Scudder New Europe Fund

	Shares	Value ($)
Eni SpA	215,580	4,381,818

(Cost $4,032,112)		5,493,928

Luxembourg 1.0%
Arcelor (Cost $1,083,445)	81,330	1,350,933

Netherlands 6.1%
Aegon NV	189,419	2,478,941
ING Groep NV	95,838	2,053,644
Koninklijke (Royal) Philips Electronics NV	58,370	1,589,344
Koninklijke Ahold NV	158,345	1,225,905
STMicroelectronics NV	25,990	572,807

(Cost $7,059,309)		7,920,641

Spain 5.0%
Banco Santander Central Hispano SA	91,080	978,028
Repsolf YPF, SA	59,280	1,248,245
Telefonica SA	280,679	4,174,473

(Cost $5,084,118)		6,400,746

Sweden 2.3%
Scania AB “B”	21,770	671,315
Skandia Forsakrings AB	324,000	1,272,751
Telefonaktiebolaget LM Ericsson*	352,595	955,705

(Cost $2,877,381)		2,899,771

Switzerland 15.9%
ABB Ltd.	498,679	2,810,544
Clariant AG	52,820	670,827
Credit Suisse Group	48,510	1,711,567
Nestle SA (Registered)	15,551	3,938,026
Novartis AG (Registered)	80,750	3,603,436
Roche Holding AG	17,357	1,822,468
Swatch Group AG	7,210	958,828
UBS AG (Registered)	44,860	3,191,545
Zurich Financial Services AG	11,060	1,750,473

(Cost $16,939,481)		20,457,714

United Kingdom 31.6%
AstraZeneca PLC	59,360	2,784,004
BAA PLC	300,830	2,782,213
BP PLC	308,121	2,671,541
British Sky Broadcasting Group PLC	88,160	1,044,267

The accompanying notes are an integral part of the financial statements.

Scudder New Europe Fund  |  15

	Shares	Value ($)
Carnival PLC	29,580	1,329,442
Centrica PLC	336,770	1,308,732
GlaxoSmithKline PLC	183,860	3,816,137
HSBC Holdings PLC	342,730	4,925,263
Imperial Tobacco Group PLC	53,030	1,178,013
InterContinental Hotels Group PLC	122,320	1,146,500
ITV PLC	716,480	1,573,754
Man Group PLC	31,120	934,282
Prudential Corp. PLC	239,810	1,889,457
Royal Bank of Scotland Group PLC	133,543	4,021,092
Shell Transport & Trading Co., PLC	500,030	3,459,486
Vodafone Group PLC	2,372,061	5,779,793

(Cost $35,167,373)		40,643,976

Total Common Stocks (Cost $104,580,249)		125,142,061

Preferred Stock 1.2%

Germany
Henkel KGaA (Cost $1,151,354)	18,080	1,566,162

Cash Equivalents 1.8%

Scudder Cash Management QP Trust 1.08% (b)
(Cost $2,318,078)	2,318,078	2,318,078

Total Investment Portfolio - 100.0%(Cost $108,049,681) (a)		129,026,301

*	Non-income producing security.

(a)	The cost for federal income tax purposes was $108,455,562. At April 30, 2004, net unrealized appreciation for all securities based on tax cost was $20,570,739. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $22,866,107 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,295,368.

(b)	Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

16  |  Scudder New Europe Fund

Financial Statements

Statement of Assets and Liabilities as of April 30, 2004 (Unaudited)

Assets
Investments:
Investments in securities, at value (cost $105,731,603)	$126,708,223
Investment in Scudder Cash Management QP Trust (cost $2,318,078)	2,318,078

Total investments in securities, at value (cost $108,049,681)	129,026,301
Interest receivable	1,491
Dividends receivable	637,312
Receivable for Fund shares sold	11,122
Foreign taxes recoverable	260,551
Other assets	6,958

Total assets	129,943,735

Liabilities
Due to custodian bank	3,235
Payable for investments purchased	1,813,933
Payable for Fund shares redeemed	131,111
Accrued management fee	86,582
Other accrued expenses and payables	350,470

Total liabilities	2,385,331

Net assets, at value	$127,558,404

Net Assets
Net assets consist of:
Undistributed net investment income	116,153
Net unrealized appreciation (depreciation) on:
Investments	20,976,620
Foreign currency related transactions	28,195
Accumulated net realized gain (loss)	(42,345,034)
Paid-in capital	148,782,470

Net assets, at value	$127,558,404

The accompanying notes are an integral part of the financial statements.

Scudder New Europe Fund  |  17

Statement of Assets and Liabilities as of April 30, 2004 (Unaudited) (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($106,680,010 ÷ 11,158,061 shares of capital stock outstanding, $.01 par value, 200,000,000 shares authorized)	$9.56
Maximum offering price per share (100 ÷ 94.25 of $9.56)	$10.14
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($13,879,328 ÷ 1,552,710 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$8.94
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($6,990,467 ÷ 771,013 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$9.07
Institutional Class
Net Asset Value, offering and redemption price per share ($8,599 ÷ 901 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$9.54

The accompanying notes are an integral part of the financial statements.

18  |  Scudder New Europe Fund

Statement of Operations for the six months ended April 30, 2004 (Unaudited)

Investment Income
Dividends (net of foreign taxes withheld of $166,364)	$1,299,920
Interest - Scudder Cash Management QP Trust	6,266

Total Income	1,306,186

Expenses:
Management fee	505,858
Distribution service fees	245,688
Services to shareholders	185,024
Custodian and accounting fees	126,492
Auditing	24,784
Legal	24,517
Directors’ fees and expenses	10,614
Reports to shareholders	18,954
Registration fees	23,108
Other	2,973
Total expenses before expense reductions	1,168,012
Expense reductions	(17,822)

Total expenses after expense reductions	1,150,190

Net investment income (loss)	155,996

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	7,777,194
Foreign currency related transactions	(66,630)

7,710,564

Net unrealized appreciation (depreciation) during the period on:
Investments	6,940,796
Foreign currency related transactions	(7,293)

6,933,503

Net gain (loss) on investment transactions	14,644,067

Net increase (decrease) in net assets resulting from operations	$14,800,063

The accompanying notes are an integral part of the financial statements.

Scudder New Europe Fund  |  19

Statement of Changes in Net Assets

	Six Months Ended April 30, 2004	Year Ended October 31, 2003
	(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$155,996	$1,328,565
Net realized gain (loss) on investment transactions	7,710,564	(7,296,833)
Net unrealized appreciation (depreciation) on investment transactions during the period	6,933,503	27,132,625
Net increase (decrease) in net assets resulting from operations	14,800,063	21,164,357
Distributions to shareholders from:
Net investment income:
Class A	(1,342,861)	(536,050)
Class B	(55,539)	—
Class C	(27,689)	—
Institutional Class	(54)	(8)
Fund share transactions:
Proceeds from shares sold	14,011,862	55,235,012
Reinvestment of distributions	1,124,174	385,744
Cost of shares redeemed	(27,038,659)	(78,512,216)
Net increase (decrease) in net assets from Fund share transactions	(11,902,623)	(22,891,460)
Increase (decrease) in net assets	1,471,297	(2,263,161)
Net assets at beginning of period	126,087,107	128,350,268

Net assets at end of period (including undistributed net investment income of $116,153 and $1,386,300, respectively)	$127,558,404	$126,087,107

The accompanying notes are an integral part of the financial statements.

20  |  Scudder New Europe Fund

Financial Highlights

Class A

Years Ended October 31,	2004[a]		2003	2002	2001	2000	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$8.68		$7.35	$9.01	$15.78	$14.87	$14.27

Income (loss) from investment operations:
Net investment income (loss)[c]	.02		.09	.04	.02	(.09)	(.03)
Net realized and unrealized gain (loss) on investment transactions	.97		1.28	(1.70)	(3.43)	2.95	.63

Total from investment operations	.99		1.37	(1.66)	(3.41)	2.86	.60

Less distributions from:
Net investment income	(.11)		(.04)	—	—	—	—
Net realized gains on investment transactions	—		—	—	(3.36)	(1.95)	—

Total distributions	(.11)		(.04)	—	(3.36)	(1.95)	—

Net asset value, end of period	$9.56		$8.68	$7.35	$9.01	$15.78	$14.87

Total Return (%)[d]	11.44	**	18.72	(18.42)	(26.93)	18.77	4.20	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	107		105	104	150	281	32
Ratio of expenses before expense reductions (%)	1.55	*	1.42	1.38	1.40[e]	1.74	1.63	*
Ratio of expenses after expense reductions (%)	1.55	*	1.42	1.38	1.38[e]	1.72	1.63	*
Ratio of net investment income (loss) (%)	.39	*	1.20	.50	.17	(.55)	(1.21	)*
Portfolio turnover rate (%)	54	*	77	93	94	87	58	*

[a]	For the six months ended April 30, 2004 (Unaudited).

[b]	For the period from September 3, 1999 (commencement of operations) to October 31, 1999.

[c]	Based on average shares outstanding during the period.

[d]	Total return does not reflect the effect of any sales charges.

[e]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.36% and 1.36%, respectively.

*	Annualized

**	Not annualized

Scudder New Europe Fund  |  21

Class B

Years Ended October 31,	2004[a]		2003	2002	2001	2000	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$8.09		$6.87	$8.50	$15.20	$14.49	$13.91

Income (loss) from investment operations:
Net investment income (loss)[c]	(.02)		.03	(.02)	(.09)	(.20)	(.05)
Net realized and unrealized gain (loss) on investment transactions	.90		1.19	(1.61)	(3.25)	2.86	.63

Total from investment operations	.88		1.22	(1.63)	(3.34)	2.66	.58

Less distributions from:
Net investment income	(.03)		—	—	—	—	—
Net realized gains on investment transactions	—		—	—	(3.36)	(1.95)	—

Total distributions	(.03)		—	—	(3.36)	(1.95)	—

Net asset value, end of period	$8.94		$8.09	$6.87	$8.50	$15.20	$14.49

Total Return (%)[d]	11.04[e]	**	17.76[e]	(19.18)	(27.61)	17.79	4.17	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14		14	17	26	40	20
Ratio of expenses before expense reductions (%)	2.72	*	2.26	2.21	2.39[f]	2.64	2.36	*
Ratio of expenses after expense reductions (%)	2.49	*	2.23	2.21	2.38[f]	2.63	2.36	*
Ratio of net investment income (loss) (%)	(.55	)*	.45	(.33)	(.83)	(1.21)	(1.95	)*
Portfolio turnover rate (%)	54	*	77	93	94	87	58	*

[a]	For the six months ended April 30, 2004 (Unaudited).

[b]	For the period from September 3, 1999 (commencement of operations) to October 31, 1999.

[c]	Based on average shares outstanding during the period.

[d]	Total return does not reflect the effect of any sales charges.

[e]	Total return would have been lower had certain expenses not been reduced.

[f]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.31% and 2.31%, respectively.

*	Annualized

**	Not annualized

22  |  Scudder New Europe Fund

Class C

Years Ended October 31,	2004[a]		2003	2002	2001	2000	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$8.20		$6.97	$8.61	$15.34	$14.62	$14.02

Income (loss) from investment operations:
Net investment income (loss)[c]	(.02)		.03	(.02)	(.07)	(.20)	(.04)
Net realized and unrealized gain (loss) on investment transactions	.92		1.20	(1.62)	(3.30)	2.87	.64

Total from investment operations	.90		1.23	(1.64)	(3.37)	2.67	.60

Less distributions from:
Net investment income	(.03)		—	—	—	—	—
Net realized gains on investment transactions	—		—	—	(3.36)	(1.95)	—

Total distributions	(.03)		—	—	(3.36)	(1.95)	—

Net asset value, end of period	$9.07		$8.20	$6.97	$8.61	$15.34	$14.62

Total Return (%)[d]	11.01[e]	**	17.65[e]	(19.05)	(27.54)	17.69	4.28	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7		7	7	11	17	5
Ratio of expenses before expense reductions (%)	2.51	*	2.22	2.19	2.20[f]	2.67	2.40	*
Ratio of expenses after expense reductions (%)	2.49	*	2.21	2.19	2.20[f]	2.66	2.40	*
Ratio of net investment income (loss) (%)	(.55	)*	.47	(.31)	(.65)	(1.18)	(1.99	)*
Portfolio turnover rate (%)	54	*	77	93	94	87	58	*

[a]	For the six months ended April 30, 2004 (Unaudited).

[b]	For the period from September 3, 1999 (commencement of operations) to October 31, 1999.

[c]	Based on average shares outstanding during the period.

[d]	Total return does not reflect the effect of any sales charges.

[e]	Total return would have been lower had certain expenses not been reduced.

[f]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.15% and 2.15%, respectively.

*	Annualized

**	Not annualized

Scudder New Europe Fund  |  23

Institutional Class

Years Ended October 31,	2004[a]		2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$8.67		$7.36	$8.12

Income (loss) from investment operations:
Net investment income (loss)[c]	.04		.11	— [d]
Net realized and unrealized gain (loss) on investment transactions	.97		1.26	(.76)

Total from investment operations	1.01		1.37	(.76)

Less distributions from:
Net investment income	(.14)		(.06)	—

Total distributions	(.14)		(.06)	—

Net asset value, end of period	$9.54		$8.67	$7.36

Total Return (%)	11.63[e]	**	18.79	(9.36	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.009		.003	.001
Ratio of expenses before expense reductions (%)	1.69	*	1.15	1.10	*
Ratio of expenses after expense reductions (%)	1.10	*	1.15	1.10	*
Ratio of net investment income (loss) (%)	.84	*	1.53	(.23	)*
Portfolio turnover rate (%)	54	*	77	93

[a]	For the six months ended April 30, 2004 (Unaudited).

[b]	For the period from August 19, 2002 (commencement of operations of Institutional Class shares) to October 31, 2002.

[c]	Based on average shares outstanding during the period.

[d]	Amount is less than $.005.

[e]	Total returns would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

24  |  Scudder New Europe Fund

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder New Europe Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, non-diversified management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Scudder New Europe Fund  |  25

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2003 the Fund had a net tax basis capital loss carryforward of approximately $49,588,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009 ($15,362,000), October 31, 2010 ($26,418,000) and October 31, 2011 ($7,808,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ

26  |  Scudder New Europe Fund

from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distribution, if any, will be determined at the end of the fiscal year.

Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that Fund. Other Corporation expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $35,921,770 and $49,812,051, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250,000,000 of the Fund’s average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable

Scudder New Europe Fund  |  27

monthly. Accordingly, for the six months ended April 30, 2004, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.75% of the Fund’s average daily net assets. Deutsche Asset Management Investment Services Ltd. (“DeAMIS”), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund and is paid by the Advisor for its services.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50% of average daily net assets for Class A, B and C shares and at 1.10% of average daily net assets for the Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees, and organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company (“SISC”), an affiliate of the Advisor, is the Fund’s transfer, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (“DST”), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the six months ended April 30, 2004, the amounts charged to the Fund by SISC were as follows:

Services to Shareholders	Total Aggregated	Not Imposed	Unpaid at April 30, 2004
Class A	$111,054	$—	$74,365
Class B	46,938	16,952	22,927
Class C	15,605	572	10,643
Institutional Class	18	14	—

	$173,615	$17,538	$107,935

Scudder Fund Accounting Corporation (“SFAC”), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended April 30, 2004, the amount charged to the Fund by SFAC for accounting services aggregated $74,325, all of which was unpaid at April 30, 2004.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. (“SDI”), a subsidiary of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average

28  |  Scudder New Europe Fund

daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2004
Class B	$56,560	$9,733
Class C	28,394	4,855

	$84,954	$14,588

In addition, SDI provides information and administrative services (“Service Fee”) to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2004	Annualized Effective Rate
Class A	$134,681		$26,732.24%
Class B	17,345		1,558.23%
Class C	8,708		1,049.23%

	$160,734		$29,339

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the six months ended April 30, 2004 aggregated $3,523 and $50, respectively..

In addition, SDI receives any contingent deferred sales charge (“CDSC”) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2004, the CDSC for Class B and C shares aggregated $15,263 and $45, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2004, SDI received none.

Directors’ Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder New Europe Fund  |  29

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the “QP Trust”), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds’ investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the six months ended April 30, 2004, there were no custody credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the “Participants”) share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemptions requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2004		Year Ended October 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,152,037	$11,069,917	6,405,929	$49,571,190
Class B	220,933	2,005,985	532,905	3,734,470
Class C	101,276	930,937	193,569	1,379,018
Institutional Class	500	5,023	68,781	550,334

		$14,011,862		$55,235,012

30  |  Scudder New Europe Fund

	Six Months Ended April 30, 2004		Year Ended October 31, 2003
	Shares	Dollars	Shares	Dollars
Shares issued to shareholders in reinvestment of distributions
Class A	110,180	1,046,707	52,331	$385,736
Class B	5,831	51,958	—	—
Class C	2,816	25,455	—	—
Institutional Class	6	54	1	8

		1,124,174		$385,744

Shares redeemed
Class A	(2,159,577)	$(21,082,250)	(8,570,358)	$(66,697,795)
Class B	(447,478)	(4,074,551)	(1,278,219)	(9,060,777)
Class C	(203,567)	(1,881,858)	(307,876)	(2,201,800)
Institutional Class	—	—	(68,510)	(551,844)

		$(27,038,659)		$(78,512,216)

Net increase (decrease)
Class A	(897,360)	$(8,965,626)	(2,112,098)	$(16,740,869)
Class B	(220,714)	(2,016,608)	(745,314)	(5,326,307)
Class C	(99,475)	(925,466)	(114,307)	(822,782)
Institutional Class	506	5,077	272	(1,502)

		$(11,902,623)		$(22,891,460)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management (“DeAM”) and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these

Scudder New Europe Fund  |  31

lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

32  |  Scudder New Europe Fund

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.

Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities can be found on our Web site — scudder.com (type “proxy voting” in the search field) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KNEAX	KNEBX	KNECX	KNEIX
CUSIP Number	81118E-108	81118E-207	81118E-306	81118E-405
Fund Number	022	222	322	529

Scudder New Europe Fund  |  33

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients’ information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments

Attention: Correspondence — Chicago

P.O. Box 219415

Kansas City, MO 64121-9415

August 2003

34  |  Scudder New Europe Fund

FORM N-14

PART C: OTHER INFORMATION

Item 15. Indemnification

Deutsche Investment Management Americas Inc. (hereafter, “DeIM”), the investment advisor, has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Independent Directors) and consultants, whether retained by the Registrant or the Independent Directors, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant (“Private Litigation and Enforcement Actions”). In the event that this indemnification is unavailable to the Registrant for any reason, then DeIM has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DeIM and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, that if no final determination is made in such action or proceeding as to the relative fault of DeIM and the Registrant, then DeIM shall pay the entire amount of such loss, damage, liability or expense.

In recognition of its undertaking to indemnify the Registrant, and in light of the rebuttable presumption generally afforded to independent board members of an investment company that they have not engaged in disabling conduct, DeIM has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Independent Directors against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Independent Directors, arising from the matters alleged in any Private Litigation and Enforcement Actions or matters arising from or similar in subject matter to the matters alleged in the Private Litigation and Enforcement Actions (collectively, “Covered Matters”), including without limitation:

1.	all reasonable legal and other expenses incurred by the Independent Directors in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

2.	all liabilities and reasonable legal and other expenses incurred by any Independent Director in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

3.	any loss or reasonable legal and other expenses incurred by any Independent Director as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DeIM (or by a representative of DeIM acting as such, acting as a representative of the Registrant or of the Independent Directors or acting otherwise) for the benefit of the Independent Director, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DeIM, any of its corporate affiliates, or any of their directors, officers or employees;

4.	any loss or reasonable legal and other expenses incurred by any Independent Director, whether or not such loss or expense is incurred with respect to a Covered Matter, which is otherwise covered under the terms of any specified policy of insurance, but for which the Independent Director is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DeIM or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to any Covered Matter; provided, that the total amount that DeIM will be obligated to pay under this provision for all loss or expense shall not exceed the amount that DeIM and any of its affiliates actually receive under that policy of insurance for or with respect to any and all Covered Matters; and

5.	all liabilities and reasonable legal and other expenses incurred by any Independent Director in connection with any proceeding or action to enforce his or her rights under the agreement, unless DeIM prevails on the merits of any such dispute in a final, nonappealable court order.

DeIM is not required to pay costs or expenses or provide indemnification to or for any individual Independent Director (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Independent Director ultimately will not be entitled to indemnification with respect thereto, or (ii) for any liability of the Independent Director to the Registrant or its shareholders to which such Independent Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Director’s duties as a Director of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DeIM has paid costs or expenses under the agreement to any individual Independent Director with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Independent Director’s liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Director’s duties as a Director of the Registrant, such Independent Director has undertaken to repay such costs or expenses to DeIM.

The other information required by this item is incorporated herein by reference to Item 25 of Part C of Post-Effective Amendment No. 99 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

Item 16. Exhibits

(1)

(a)	Articles of Amendment and Restatement of the Registrant as of January 24, 1991 is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(b)	Articles Supplementary dated September 17, 1992 is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(c)	Articles Supplementary dated December 1, 1992 is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(d)	Articles Supplementary dated August 3, 1994 is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(e)	Articles Supplementary dated February 20, 1996 is incorporated herein by reference to Exhibit 1(e) to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(f)	Articles Supplementary dated September 5, 1996 is incorporated herein by reference to Exhibit 1(f) to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(g)	Articles Supplementary dated December 12, 1996 is incorporated herein by reference to Post-Effective Amendment No. 55 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(h)	Articles Supplementary dated March 3, 1997 is incorporated herein by reference to Post-Effective Amendment No. 55 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(i)	Articles of Amendment dated December 23, 1997 is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(j)	Articles Supplementary dated March 2,1998, is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(k)	Articles Supplementary dated March 31, 1998 is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(l)	Articles of Transfer from Scudder Institutional Fund Inc., dated April 3, 1998, is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(m)	Articles Supplementary dated June 7, 1999 is incorporated herein by reference to Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(n)	Articles Supplementary dated March 31, 2000 is incorporated herein by reference to Post-Effective Amendment No. 79 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(o)	Articles of Amendment dated August 11, 2000 is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(p)	Articles Supplementary dated November 30, 2000 is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(q)	Articles Supplementary dated November 30, 2000 is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(r)	Articles Supplementary dated December 26, 2000 is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(s)	Articles of Amendment dated December 26, 2000 is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(t)	Articles Supplementary dated December 26, 2000 is incorporated herein by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(u)	Articles Supplementary dated December 26, 2000 is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(v)	Articles Supplementary dated August 14, 2001 is incorporated herein by reference to Post-Effective Amendment No. 86 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(w)	Articles Supplementary Regarding New Class of Greater Europe Growth Fund to be filed by Pre-Effective Amendment.

(2)

(a)	Amended and Restated By-Laws of the Registrant dated March 4, 1991 is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(b)	Amended and Restated By-Laws of the Registrant dated September 20, 1991 is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(c)	Amended and Restated By-Laws of the Registrant dated December 12, 1991 is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(d)	Amended and Restated By-Laws of the Registrant dated September 4, 1996 is incorporated herein by reference to Post-Effective Amendment No. 55 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(e)	Amended and Restated By-Laws of the Registrant dated December 3, 1997 is incorporated herein by reference to Post-Effective Amendment No. 59 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(f)	Amended and Restated By-Laws of the Registrant dated February 7, 2000 is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(g)	Amended and Restated By-Laws of the Registrant dated November 13, 2000 is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(h)	Amendment to By-Laws, dated December 10, 2002, is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(i)	Certificate of the Secretary of the Scudder Funds dated October 30, 2003 is incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(j)	Amendment to By-Laws, dated October 14, 2003, is incorporated herein by reference to Post-Effective Amendment No. 98 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(k)	Amendment to By-Laws, dated August 10, 2004, is incorporated herein by reference to Post-Effective Amendment No. 98 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(3)	Not Applicable.

(4)	Form of Agreement and Plan of Reorganization constitutes Exhibit A to Part A hereof.

(5)

(a)	Articles Fifth, Sixth, Ninth and Eleventh and Article Seventh, Section 1 of the Articles of Amendment and Restatement included in response to Item 16(1) of this Part C.

(b)	Article II, Section 3 and Articles I and IV of the Bylaws included in response to Item 16(2) of this Part C.

(6)

(a)	Investment Management Agreement between the Registrant, on behalf of Scudder International Fund and Deutsche Investment Management Americas Inc. dated April 5, 2002, is incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(b)	Research and Advisory Agreement between Deutsche Investment Management Americas Inc. and Deutsche Asset Management Investment Services Limited, on behalf of Scudder International Fund, dated September 30, 2002, is incorporated herein by reference to Post-Effective Amendment No. 91 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(c)	Investment Management Agreement between the Registrant, on behalf of Scudder Greater Europe Growth Fund, and Deutsche Investment Management Americas Inc., dated April 5, 2002, is incorporated herein by reference to Post-Effective Amendment No. 91 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(d)	Investment Management Agreement between the Registrant, on behalf of Scudder Latin America Fund, and Deutsche Investment Management Americas Inc., dated April 5, 2002, is incorporated herein by reference to Post-Effective Amendment No. 91 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(e)	Investment Management Agreement between the Registrant, on behalf of Scudder Pacific Opportunities Fund, and Deutsche Investment Management Americas Inc., dated April 5, 2002, is incorporated herein by reference to Post-Effective Amendment No. 91 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(f)	Investment Management Agreement between the Registrant, on behalf of Scudder Emerging Markets Growth Fund, and Deutsche Investment Management Americas Inc., dated April 5, 2002, is incorporated herein by reference to Post-Effective Amendment No. 91 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(g)	Research and Advisory Agreement between Deutsche Investment Management Americas Inc. and Deutsche Asset Management Investment Services Limited, on behalf of Scudder Greater Europe Growth Fund, is incorporated herein by reference to Post-Effective Amendment No. 91 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(h)	Research and Advisory Agreement between Deutsche Investment Management Americas Inc. and Deutsche Asset Management Investment Services Limited, on behalf of Scudder Pacific Opportunities Fund, is incorporated herein by reference to Post-Effective Amendment No. 93 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(i)	Amendment to Research and Advisory Agreement between Deutsche Investment Management Americas Inc. and Deutsche Asset Management Investment Services Limited, dated April 23, 2003, on behalf of the Scudder International Fund, is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(j)	Amendment to Research and Advisory Agreement between Deutsche Investment Management Americas Inc. and Deutsche Asset Management (Asia) Limited, dated April 23, 2003, on behalf of the Scudder Pacific Opportunities Fund, is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(k)	Amendment to Research and Advisory Agreement between Deutsche Investment Management Americas Inc. and Deutsche Asset Management Investment Services Limited, dated April 23, 2003, on behalf of the Scudder Greater Europe Growth Fund, to be filed by Post-Effective Amendment to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(7)

(a)	Underwriting and Distribution Services Agreement between the Registrant and Scudder Distributors, Inc. dated April 5, 2002 is incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(b)	Underwriting Agreement between the Registrant and Scudder Distributors, Inc. dated September 30, 2002 is incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(8)	Not Applicable.

(9)

(a)	Custodian Contract between the Registrant, on behalf of Scudder Latin America Fund, and Brown Brothers Harriman & Co. dated November 25, 1992 is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(b)	Custodian Contract between the Registrant, on behalf of Scudder Pacific Opportunities Fund, and Brown Brothers Harriman & Co. dated November 25, 1992 is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(c)	Custodian Contract between the Registrant, on behalf of Scudder Greater Europe Growth Fund, and Brown Brothers Harriman & Co. dated October 10, 1994 is incorporated herein by reference to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(d)	Custodian Contract between the Registrant and Brown Brothers Harriman & Co. dated March 7, 1995 is incorporated herein by reference to Post-Effective Amendment No. 55 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(e)	Fee schedule for Exhibit (g)(4) is incorporated herein by reference to Post-Effective Amendment No. 55 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(f)	Fee schedule for Exhibit (g)(4) dated July 2000 is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(g)	Master Subcustodian Agreement between Brown Brothers Harriman & Co. and Morgan Guaranty Trust Company of New York, Brussels office, dated November 15, 1976, is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(h)	Fee schedule for Exhibit (g)(7) is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(i)	Subcustodian Agreement between Brown Brothers Harriman & Co. and The Bank of New York, London office, dated January 30, 1979, is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(j)	Fee schedule for Exhibit (g)(9) is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(k)	Master Subcustodian Agreement between Brown Brothers Harriman & Co. and The Chase Manhattan Bank, N.A., Singapore office, dated June 9, 1980, is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(l)	Fee schedule for Exhibit (g)(11) is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(m)	Master Subcustodian Agreement between Brown Brothers Harriman & Co. and The Chase Manhattan Bank, N.A., Hong Kong office, dated June 4, 1979, is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(n)	Fee schedule for Exhibit (g)(13) is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(o)	Master Subcustodian Agreement between Brown Brothers Harriman & Co. and Citibank, N.A. New York office, dated July 16, 1981, is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(p)	Fee schedule for Exhibit (g)(15) is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(10)

(a)	Rule 12b-1 Plan for Scudder International Fund Classes A, B and C shares, dated December 29, 2000, is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(b)	Rule 12b-1 Plan for Scudder Emerging Markets Growth Fund Classes A, B and C shares, dated December 29, 2000, is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(c)	Rule 12b-1 Plan for Scudder Greater Europe Growth Fund Classes A, B and C shares, dated December 29, 2000, is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(d)	Rule 12b-1 Plan for Scudder Latin America Fund Classes A, B and C shares, dated December 29, 2000, is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(e)	Rule 12b-1 Plan for Scudder Pacific Opportunities Fund Classes A, B and C shares, dated December 29, 2000, is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(f)	Plan with respect to Scudder International Fund pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(g)	Amended Plan with respect to Scudder International Fund pursuant to Rule 18f-3 dated June 7, 1999 is incorporated herein by reference to Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(h)	Plan with respect to Scudder Latin America Fund pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).
(i)	Plan with respect to Scudder Pacific Opportunities Fund pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(j)	Plan with respect to Scudder Greater Europe Growth Fund pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(k)	Plan with respect to Scudder Emerging Markets Growth Fund pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(l)	Amended and Restated Plan with respect to Scudder International Fund pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(m)	Amended and Restated Plan with respect to Scudder Pacific Opportunities Fund pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(n)	Amended and Restated Plan with respect to Scudder Latin America Fund pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(o)	Amended and Restated Plan with respect to Scudder Greater Europe Growth Fund pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(p)	Amended and Restated Plan with respect to Scudder Emerging Markets Growth Fund pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(q)	Amended and Restated Plan with respect to Scudder International Fund pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(r)	Amended and Restated Plan with respect to Scudder International Fund pursuant to Rule 18f-3, dated December 29, 2000, is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(s)	Amended and Restated Plan with respect to Scudder Latin America Fund pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 86 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(t)	Amended and Restated Plan with respect to Scudder Greater Europe Growth Fund, Scudder Pacific Opportunities Fund and Scudder Latin America Fund pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 93 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(u)	Amended and Restated Plan with respect to the Registrant pursuant to Rule 18f-3, dated January 31, 2003, is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(v)	Amended and Restated Plan with respect to Scudder Greater Europe Growth Fund pursuant to Rule 18f-3 to be filed by Pre-Effective Amendment.

(11)	Opinion of Ropes & Gray LLP, including consent, to be filed by Pre-Effective Amendment.

(12)	Form of Opinion of Willkie Farr & Gallagher LLP as to Tax Matters to be filed by Pre-Effective Amendment.

(13)

(a)	Transfer Agency and Service Agreement between the Registrant and Scudder Service Corporation dated October 2, 1989 is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(b)	Fee schedule for Exhibit (h)(1) is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(c)	Service Agreement between Copeland Associates, Inc. and Scudder Service Corporation dated June 8, 1995 is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(d)	COMPASS and TRAK 2000 Service Agreement between the Registrant and Scudder Trust Company dated October 1, 1995 is incorporated herein by reference to Exhibit 9(c)(3) to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(e)	Shareholder Services Agreement between the Registrant and Charles Schwab & Co., Inc. dated June 1, 1990 is incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(f)	Fund Accounting Services Agreement between the Registrant, on behalf of Scudder Greater Europe Growth Fund, and Scudder Fund Accounting Corporation dated October 10, 1994 is incorporated herein by reference to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(g)	Fund Accounting Services Agreement between the Registrant, on behalf of Scudder International Fund, and Scudder Fund Accounting Corporation dated April 12, 1995 is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(h)	Fund Accounting Services Agreement between the Registrant, on behalf of Scudder Latin America Fund, dated May 17, 1995 is incorporated herein by reference to Exhibit 9(e)(3) to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(i)	Fund Accounting Services Agreement between the Registrant, on behalf of Scudder Pacific Opportunities Fund, dated May 5, 1995 is incorporated herein by reference to Exhibit 9(e)(4) to Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(j)	Fund Accounting Services Agreement between the Registrant, on behalf of Scudder Emerging Markets Growth Fund, dated May 8, 1996 is incorporated herein by reference to Exhibit 9(e)(5) to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(k)	Administrative Services Agreement between Scudder International Fund, Inc., on behalf of Scudder International Fund, and Scudder Investors Service Company is incorporated herein by reference to Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(l)	Fee schedule for Exhibit (h)(16) is incorporated herein by reference to Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(m)	Agency Agreement between Scudder International Fund, Inc., and Kemper Service Company dated June 7, 1999 is incorporated herein by reference to Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(n)	Administrative Agreement between the Registrant on behalf of Scudder International Fund, Inc. and Scudder Kemper Investments, Inc. dated October 2, 2000 is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(o)	Amended and Restated Administrative Services Agreement between the Registrant and Scudder Kemper Investments, Inc., dated December 29, 2000, is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(p)	Fund Accounting Services Agreement between the Registrant (on behalf of Scudder Pacific Opportunities Fund) and Scudder Fund Accounting Corporation, dated November 13, 2000, is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(q)	Fund Accounting Services Agreement between the Registrant (on behalf of Scudder Latin America Fund) and Scudder Fund Accounting Corporation, dated November 13, 2000, is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(r)	Fund Accounting Services Agreement between the Registrant (on behalf of Scudder Greater Europe Growth Fund) and Scudder Fund Accounting Corporation, dated November 13, 2000, is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(s)	Fund Accounting Services Agreement between the Registrant (on behalf of Scudder Emerging Markets Growth Fund) and Scudder Fund Accounting Corporation, dated November 13, 2000, is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(t)	Agency Agreement between the Registrant and Kemper Service Company, dated November 13, 2000, is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(u)	Shareholder Services Agreement between the Registrant, for Classes A,B and C shares, and Kemper Distributors, Inc., dated December 29, 2000, is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(v)	Amended and Restated Administrative Services Agreement between Zurich Scudder Investments, Inc. and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 87 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(w)	Shareholder Services Agreement between the Registrant, for Classes A, B and C shares, and Scudder Distributor, Inc. dated April 5, 2002 is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(x)	Amendment No. 1 to the Transfer Agency and Service Agreement dated June 11, 2002 is incorporated herein by reference to Post-Effective Amendment No. 91 to the Registrant’s Registration Statement on Form N-1A (File Nos. 2-14400 and 811-642).

(14)

(a)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm to Scudder Greater Europe Growth Fund, to be filed by Pre-Effective Amendment.

(b)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm to Scudder New Europe Fund, to be filed by Pre-Effective Amendment.

(15)	Not Applicable.

(16)	Power of Attorney is filed herein as Exhibit 16.

(17)	Form of Letters of Indemnity to be filed by Pre-Effective Amendment.

Item 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the registrant, in the City of Boston and The Commonwealth of Massachusetts on the 15th day of November, 2004.

SCUDDER INTERNATIONAL FUND, INC.

By:	/s/ JULIAN F. SLUYTERS
Julian F. Sluyters Chief Executive Officer

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ CHARLES A. RIZZO Charles A. Rizzo	Treasurer	November 15, 2004

/S/ HENRY P. BECTON, JR. Henry P. Becton, Jr.*	Director	November 15, 2004

/S/ DAWN-MARIE DRISCOLL Dawn-Marie Driscoll*	Director	November 15, 2004

/S/ KEITH R. FOX Keith R. Fox*	Director	November 15, 2004

/S/ LOUIS E. LEVY Louis E. Levy*	Director	November 15, 2004

/S/ JEAN GLEASON STROMBERG Jean Gleason Stromberg*	Director	November 15, 2004

/S/ JEAN C. TEMPEL Jean C. Tempel*	Director	November 15, 2004

/S/ CARL W. VOGT Carl W. Vogt*	Director	November 15, 2004

/S/ JULIAN F. SLUYTERS Julian F. Sluyters	Chief Executive Officer	November 15, 2004

*By:	/s/ CAROLINE PEARSON
Caroline Pearson** Assistant Secretary Dated November 15, 2004

** Attorney-in-fact pursuant to Power of Attorney filed herein as Exhibit 16.

EXHIBIT INDEX

(16)    Power of Attorney – Exhibit 16